                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            VANECK VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2018

Item 1. REPORT TO SHAREHOLDERS.

ANNUAL REPORT December 31, 2018

VANECK VECTORS®

Africa Index ETF	AFK®
Brazil Small-Cap ETF	BRF®
ChinaAMC CSI 300 ETF	PEK®
ChinaAMC SME-ChiNext ETF	CNXT®
Egypt Index ETF	EGPT®
India Small-Cap Index ETF	SCIF®
Indonesia Index ETF	IDX®
Israel ETF	ISRA®
Poland ETF	PLND®
Russia ETF	RSX®
Russia Small-Cap ETF	RSXJ®
Vietnam ETF	VNM®

800.826.2333	vaneck.com

Certain information contained in this management discussion represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2018.

VANECK VECTORS ETFs

December 31, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide both a brief review of the economic backdrop for the last 12 months and our outlook for 2019.

Review of 2018

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights/, we began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. Finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind” trade narrative from supply cutbacks.

The big shock to this growth story came with concerns about European and Chinese growth in the summer of 2018. These, together with both unstable politics and weaker bank balance sheets, became obstacles to monetary policy normalization. This resulted in U.S. dollar strength and emerging markets equity weakness. In addition, rather than continuing to “grind” higher, commodities were hit by China worries and other factors and had a disappointing year.

2019 Outlook

Looking forward, three of our macro views for 2019 are that: 1) developed markets central banks are tightening, we believe that Europe continues to be “two years” behind the U.S. in this trend. It will remain a slow process and may well be slower than the U.S.; 2) the pace of U.S. Federal Reserve interest rate hikes slows, with a possible pause to hikes in the next 12 months; and, 3) China’s central bank is stimulating and harder-to-stimulate lending to private companies and financial reform continues. However, the government-the central bank supported by fiscal and other steps—wins in stimulating.

Our market views for the year include: 1) the withdrawal of liquidity will extend to credit and equities, which may result in a bumpier ride for many asset classes; 2) gold should benefit if rate hikes stop; commodities should benefit if China resurgence offsets developed world slowdown; and, 3) emerging markets should benefit on a relative basis if China stimulus works.

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find performance discussions and financial statements for each of the funds for the twelve month period ended December 31, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

Trustee and President

VanEck Vectors ETF Trust

January 11, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

1

VANECK VECTORS ETFs

Management Discussion (unaudited)

Africa

The communication services sector, followed by the materials and financial sectors, were the three greatest detractors from the performance of VanEck Vectors Africa Index ETF, which returned -17.70% for the 12 month period. The information technology sector detracted the least from performance. Geographically, South Africa, with the largest average country weighting during the year, was by far the greatest detractor from performance, while the United Arab Emirates and Côte d’Ivoire were the only two countries to make positive contributions to returns.

Brazil

The VanEck Vectors Brazil Small-Cap ETF returned -11.66%. The performance of Brazilian small-cap stocks was lackluster despite the fact that the country’s economy continued to grow during 2018 and, in the third quarter (even following the nationwide truck strike in May and June), actually grew 0.8% quarter over quarter, its highest growth rate since the first quarter of 2017.1 Perhaps not surprisingly, in addition to the general sell-off in the emerging markets and the detrimental effects of a strong U.S. dollar, domestic politics in the form of presidential elections provided a great deal of “noise” for much of the year.

There is, now, cautious optimism on the political front. It is generally acknowledged that the new Brazilian president, Jair Bolsonaro (sworn in on January 1, 2019), has not only created an excellent cabinet team, but has also advocated a mostly business-friendly agenda.2 However, whereas immediately after the elections expectations were high for speedy reforms, these have been tempered by the realization that they are not a “done deal” and the government will have to negotiate with Congress.

Only two sectors, utilities (with the second largest average sector weighting during the year) and materials, contributed positively to returns and then only minimally. All other sectors detracted from performance, with the communication services sector detracting the most.

China

After their positive performances in 2017, the two VanEck Vectors China-focused ETFs experienced double digit declines in 2018, with VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF returning -28.79% and -39.72%, respectively. Over the course of the year, Chinese asset prices and the yuan declined as a trade war unfolded between China and the U.S, and the effects of a multi-year deleveraging effort continued to impact the economy. Towards the second half of 2018, the People’s Bank of China implemented stimulative monetary policies to address growth concerns.

VanEck Vectors ChinaAMC SME-ChiNext ETF seeks to provide exposure not only to China’s market for innovative, non-government owned companies, but also to the sectors that are increasingly underpinning the growth of China’s “New Economy”. The information technology sector, with the largest average sector weighting during the year, was the greatest detractor from performance. The energy sector, comprising a single company, detracted the least from performance. While all sectors contributed negatively to the performance of VanEck Vectors ChinaAMC CSI 300 ETF, financial companies detracted the most from returns.

Egypt

VanEck Vectors Egypt Index ETF lost 12.56% in 2018. At the start of the 2018, Egypt’s economy looked as if it could be back on track, with expectations of, and optimism about, recoveries in both private consumption and economic activity. However, over the year, while growth numbers at the headline level continued to improve, these recoveries faced headwinds on two different fronts. First, faced by the rise in oil prices, the government had to hike fuel prices more aggressively. Second, the subsequent rise in inflation meant that interest rates could not be brought down as soon as was hoped and needed to be kept higher for longer. Both negatively affected investment momentum.

2

The top three performing sectors were industrials, consumer staples, and energy. However, together, their positive performance was outweighed by the negative performance of each of real estate, materials, and communication services sectors. Small-cap companies, with the largest average weighting during the period under review, detracted by far the most from performance.

India

The VanEck Vectors India Small-Cap Index ETF posted a negative total return for the year of 38.00%.

Although India’s economy suffered a significant slowdown in the third quarter of the year, with year-on-year GDP (gross domestic product) growth dropping to 7.1% from 8.2% in the previous quarter,3 it was still (ahead of China) the world’s fastest growing major economy. Stocks were, however, negatively affected by a number of factors during the year. One of the most significant was the weakness of the Indian rupee, which hit a number of record lows during the 12 month period.4 In addition, having come into 2018 near the top end of their range, stock multiples compressed during the year as they gave back some of their outperformance from 2017. Two further headwinds were concerns about the liquidity of the country’s banking system and the effects of high oil prices during the year.

Companies in the financial sector, together with those in the industrial and materials sectors, were the greatest detractors from performance. While no sector made a positive contribution to performance, telecommunication services detracted the least.

Indonesia

Indonesia suffered from the fallout from the trade tensions between the U.S. and China that captured so much of the market’s attention in 2018. The VanEck Vectors Indonesia Index ETF returned -9.79%.

Indonesia enjoyed firm economic growth over the first three quarters of the year and while the headline figure of 5.17% year-on-year for the third quarter was down slightly on the figure of 5.27%5 for the second quarter, it remained solid. Increasing nearly 9% during the quarter, information and communication were the top performing sectors of the country’s economy. “Companies services” were up nearly 8.7%.6 With an internal market of 257 million people and a middle class of 70 million that continues to grow, private consumption is the economy’s key driver.7 Economic growth in the fourth quarter was expected to remain strong, driven, once again, by solid private consumption.

Only three out of 10 sectors made positive contributions to returns: consumer staples, materials, and utilities. However their aggregate contribution was minimal and was outweighed by the negative performance of the energy alone—the worst performing of all sectors.

Israel

The VanEck Vectors Israel ETF returned -6.94% for the 12 months period under review. According to the country’s Central Bureau for Statistics, expansion in the third quarter was driven by both a sharp increase in public spending and private consumption.8 In November 2018, The Organization for Economic Co-operation and Development (OECD) described Israel’s underlying growth as remaining strong “despite a temporary slowdown in activity in mid-year.”9 Strong growth was projected to continue, “but cool slightly through 2020.”10

Over the period under review, the performances of four sectors, information technology, materials, consumer discretionary, and consumer staples, all contributed positively to returns. However their aggregate performance was easily outweighed by the negative returns of the worst performing sector, healthcare. While both small- and large-cap companies detracted from performance, mid-cap companies made a positive contribution to returns.

Poland

The VanEck Vectors Poland ETF returned -16.28% over the 12 months under review. The Fund’s poor performance belied the fact that, economically, the year was a good one for Poland. Despite forecasts of an impending downturn in the third quarter, the country’s economic performance for the quarter (growth of 5.1%)11 matched that of the second quarter and was one the best sets of figures of the past decade.12

3

VANECK VECTORS ETFs

(unaudited) (continued)

The World Bank’s expectation for Poland’s economy has been for it to grow by 4% in 201813 and that of the country’s central bank for it to grow 4.6%,14 even in early December ratings agency Fitch had raised its GDP growth forecast for the country from 4.8% to 5.1%.15 Expectations for 2019 are, however, not so high. As for so many emerging markets countries, stocks were affected by the trade tensions between the U.S. and China, a strong U.S. dollar, and the general sell-off in emerging markets.

Two sectors contributed positively to performance: information technology and energy. All seven other sectors detracted from performance, with the financial sector providing by far the largest negative contribution to returns.

Russia

2018 was a difficult year for the VanEck Vectors Russia Small-Cap ETF and, while not quite so much so, also for its peer investing in larger cap Russian stocks, the VanEck Vectors Russia ETF. As a result of strongly negative performance by companies in the consumer staples and industrials sectors, the former ETF returned a negative 29.09% for the year, while the latter, benefiting from positive performance in the energy sector, returned negative 6.47% over the same period.

Performance was disappointing despite, according to the World Bank, “Growth momentum in Russia [that] increased in the first half of 2018, supported by robust global growth, rising oil prices and a macro policy framework that has promoted stability. Real GDP growth totaled 1.3% year over year in the first quarter of 2018 and 1.9% year over year in the second.”16 While economic growth, at 1.3% year over year, abated somewhat in the third quarter, it picked up to 2.5% year over year in October.17

The Economist Intelligence Unit “…estimate[s] real GDP growth of 1.7% in 2018, driven by private consumption and, to a lesser extent, investment. Structural weaknesses, low investment levels and a poor demographic outlook will keep real GDP growth well below 2% per year in the medium term.”18

The energy sector was by far the most significant contributor to performance in the large-cap ETF. However its performance and that of the materials sector were outweighed by the negative performance of all other sectors. The financial and consumer staples sectors detracted most from performance. For the small-cap ETF, no sector provided positive returns and the consumer staples and industrial sectors were the largest detractors from performance.

Vietnam

VanEck Vectors Vietnam ETF lost 14.15% in 2018. As an emerging markets country, Vietnam was a victim of concerns during the year around both trade and slowing global economic growth stemming, in part, from the unresolved tensions over trade between the U.S. and China. The Fund suffered accordingly.

The disappointing performance of Vietnamese stocks, however, belied the country’s strong economic performance during the year. While GDP growth for the year has been estimated to be 6.8% (beating the government’s target of 6.7%), inflation (as measured by the CPI—consumer price index) has remained stable over the past several years: 2016: 2.66%; 2017: 5.53; and 2018: 4.00 (forecast).19 Looking forward, with, among other things, its free trade deals with both the EU and South Korea and the cheapness of its manufacturing labor, the country could be “Asia’s biggest trade war winner.”20 The government’s 2019 targets for GDP growth and CPI, announced at the end of November, were 6.6%-6.8% and 4% respectively.21

Large-cap companies detracted from performance the least over the reporting period, outperforming the negative returns of mid- and small-cap companies. Three sectors contributed positively to returns: real estate, healthcare, and financial. All other sectors detracted from performance, with industrial companies detracting the most from returns.

*	Returns based on the funds’ net asset values (NAVs).

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the fund. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.
4

[1]	Financial Times: Brazil economy bounces back in third quarter, https://www.ft.com/content/01b2f2c2-f494-11e8-9623-d7f9881e729f

[2]	Forbes: Market Considers Bolsonaro Brazil’s “Last Chance” To Reform Economy, https://www.forbes.com/sites/kenrapoza/2019/01/03/market-considers-bolsonaro-brazils-last-chance-to-reform-economy/#39063cf2452d

[3]	CNN: India’s economy just suffered a sharp slowdown, https://www.cnn.com/2018/11/30/economy/india-gdp-growth-slowdown/index.html

[4]	CNN: India’s currency crashes to another record low, https://edition.cnn.com/2018/10/05/economy/reserve-bank-india-rupee/index.html

[5]	Financial Times: Indonesia GDP outperforms in Q3 but trade weighs on outlook, https://www.ft.com/content/070243d2-e0b1-11e8-a6e5-792428919cee

[6]	Ibid.

[7]	Nordea Trade: The economic context of Indonesia, https://www.nordeatrade.com/en/explore-new-market/indonesia/economical-context

[8]	Bloomberg: Israeli Economy Grows 2.3%, Reflecting Global Deceleration, https://www.bloomberg.com/news/articles/2018-11-18/israel-economic-growth-accelerates-to-2-3-in-third-quarter

[9]	OECD: Israel-Economic forecast summary (November 2018), http://www.oecd.org/eco/outlook/economic-forecast-summary-israel-oecd-economic-outlook.pdf

[10]	Ibid.

[11]	Radio Poland: Polish economy grows 5.1% in Q3 2018: stats office, http://www.thenews.pl/1/12/Artykul/394769,Polish-economy-grows-51-in-Q3-2018-stats-office

[12]	FocusEconomics: Polish Economic Outlook, https://www.focus-economics.com/countries/poland

[13]	Nordea Trade: The economic context of Poland, https://www.nordeatrade.com/no/explore-new-market/poland/economical-context

[14]	Radio Poland: Polish central bank forecasts 4.6% GDP growth in 2018, http://www.thenews.pl/1/12/Artykul/373213,Polish-central-bank-forecasts-46-GDP-growth-in-2018

[15]	Telewizja Polska: Fitch raised its forecast for Polish GDP, https://polandin.com/40293017/fitch-raised-its-forecast-for-polish-gdp

[16]	The World Bank: Russia Economic Report, http://www.worldbank.org/en/country/russia/publication/rer

[17]	Reuters: Russian economy expands in October but consumption slows, https://www.reuters.com/article/us-russia-economy-gdp-idUSKCN1NP1O9

[18]	The Economist—Intelligence Unit: Russia, http://country.eiu.com/Default.aspx?country=russia (Accessed January 3, 2019)

[19]	Viet Nam News: Next year’s growth targets are reachable, https://vietnamnews.vn/print/next-years-growth-targets-are-reachable/480578.html

[20]	Bloomberg: Why Vietnam Could Be Asia’s Biggest Trade War Winner, https://www.bloomberg.com/news/articles/2018-12-11/vietnam-wields-cheap-wages-export-deals-as-aces-in-trade-war

[21]	Viet Nam News: Next year’s growth targets are reachable, https://vietnamnews.vn/print/next-years-growth-targets-are-reachable/480578.html
5

VANECK VECTORS AFRICA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVAFKTR[1]	Share Price	NAV	MVAFKTR[1]
One Year	(19.56)%	(17.70)%	(17.03)%	(19.56)%	(17.70)%	(17.03)%
Five Year	(6.55)%	(6.18)%	(4.77)%	(28.72)%	(27.32)%	(21.70)%
Ten Year	1.56%	1.56%	2.94%	16.69%	16.73%	33.64%
[1]	MVIS® GDP Africa (MVAFKTR) Index is a rules-based, modified-capitalization-weighted, float-adjusted index and is intended to give investors a means of tracking the overall performance of the publicly traded companies in Africa.

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM. From June 21, 2013, forward, the index data reflects that of the MVIS® GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

6

VANECK VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVBRFTR[1]	Share Price	NAV	MVBRFTR[1]
One Year	(12.43)%	(11.66)%	(11.32)%	(12.43)%	(11.66)%	(11.32)%
Five Year	(3.90)%	(3.81)%	(3.21)%	(18.02)%	(17.66)%	(15.05)%
Life*	2.26%	2.31%	2.97%	24.08%	24.63%	32.59%
*	Commencement of Fund: 5/12/09; First Day of Secondary Market Trading: 5/14/09
[1]	MVIS® Brazil Small-Cap Index (MVBRFTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in Brazil or that are incorporated outside of Brazil but have at least 50% of their revenues/related assets in Brazil.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

7

VANECK VECTORS CHINAAMC CSI 300 ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	CSIH0749[1]	Share Price	NAV	CSIH0749[1]
One Year	(28.86)%	(28.79)%	(27.58)%	(28.86)%	(28.79)%	(27.58)%
Five Year	2.64%	3.30%	4.87%	13.92%	17.65%	26.83%
Life*	(0.85)%	(0.77)%	0.85%	(6.81)%	(6.12)%	7.21%
*	Commencement of Fund: 10/13/10; First Day of Secondary Market Trading: 10/14/10
[1]	CSI 300 Index (CSIH0749) is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the CSI 300 Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the Index Provider believes to be obvious abnormal fluctuations or market manipulation.

Index data as of October 31, 2018 for all periods presented reflect the CSIH0749 stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

8

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	CNI6109[1]	Share Price	NAV	CNI6109[1]
One Year	(39.48)%	(39.72)%	(37.85)%	(39.48)%	(39.72)%	(37.85)%
Life*	(3.59)%	(3.56)%	(0.96)%	(14.99)%	(14.87)%	(4.19)%
*	Commencement of Fund: 7/23/14; First Day of Secondary Market Trading: 7/24/14
[1]	The SME-ChiNext Index (CNI6109) is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The SME-ChiNext Index is comprised of A-shares.

Index data as of October 1, 2015 for all periods presented reflect the CNI6109 stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

9

VANECK VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVEGPTTR[1]	Share Price	NAV	MVEGPTTR[1]
One Year	(13.87)%	(12.56)%	(11.20)%	(13.87)%	(12.56)%	(11.20)%
Five Year	(10.90)%	(11.12)%	(6.82)%	(43.83)%	(44.54)%	(29.74)%
Life*	(9.40)%	(9.20)%	(7.04)%	(58.34)%	(57.52)%	(47.68)%
*	Commencement of Fund: 2/16/10; First Day of Secondary Market Trading: 2/18/10
[1]	MVIS® Egypt Index (MVEGPTTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Egypt or that are incorporated outside of Egypt but have at least 50% of their revenues/related assets in Egypt.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

10

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVSCIFTR[1]	Share Price	NAV	MVSCIFTR[1]
One Year	(37.41)%	(38.00)%	(37.22)%	(37.41)%	(38.00)%	(37.22)%
Five Year	7.20%	7.44%	7.63%	41.56%	43.16%	44.43%
Life*	(6.25)%	(6.26)%	(6.04)%	(41.65)%	(41.72)%	(40.57)%
*	Commencement of Fund: 8/24/10; First Day of Secondary Market Trading: 8/25/10
[1]	MVIS® India Small-Cap Index (MVSCIFTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in India or that are incorporated outside of India but have at least 50% of their revenues/related assets in India.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

11

VANECK VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVIDXTR[1]	Share Price	NAV	MVIDXTR[1]
One Year	(10.47)%	(9.79)%	(9.34)%	(10.47)%	(9.79)%	(9.34)%
Five Year	2.43%	2.79%	3.47%	12.77%	14.76%	18.57%
Life*	12.13%	12.18%	12.98%	212.74%	214.12%	237.22%
*	Commencement of Fund: 1/15/09; First Day of Secondary Market Trading: 1/20/09
[1]	MVIS® Indonesia Index (MVIDXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Indonesia or that are incorporated outside of Indonesia but have at least 50% of their revenues/related assets in Indonesia.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

12

VANECK VECTORS ISRAEL ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	BLSNTR[1]	Share Price	NAV	BLSNTR[1]
One Year	(7.00)%	(6.94)%	(6.36)%	(7.00)%	(6.94)%	(6.36)%
Five Year	0.08%	0.17%	0.60%	0.39%	0.86%	3.05%
Life*	3.41%	3.42%	3.88%	20.33%	20.41%	23.36%
*	Commencement of Fund: 6/25/13; First Day of Secondary Market Trading: 6/26/13
[1]	Bluestar Israel Global Index® (BLSNTR) is a rules based, modified capitalization, float adjusted weighted index comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by the Index Provider to be Israeli companies.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

13

VANECK VECTORS POLAND ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVPLNDTR[1]	Share Price	NAV	MVPLNDTR[1]
One Year	(16.48)%	(16.28)%	(16.23)%	(16.48)%	(16.28)%	(16.23)%
Five Year	(3.55)%	(3.25)%	(3.28)%	(16.52)%	(15.23)%	(15.37)%
Life*	(1.52)%	(1.47)%	(1.29)%	(12.99)%	(12.61)%	(11.15)%
*	Commencement of Fund: 11/24/09; First Day of Secondary Market Trading: 11/25/09
[1]	MVIS® Poland Index (MVPLNDTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Poland or that are incorporated outside of Poland but have at least 50% of their revenues/related assets in Poland.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

14

VANECK VECTORS RUSSIA ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVRSXTR[1]	Share Price	NAV	MVRSXTR[1]
One Year	(6.98)%	(6.47)%	(6.48)%	(6.98)%	(6.47)%	(6.48)%
Five Year	(4.73)%	(4.63)%	(3.97)%	(21.53)%	(21.09)%	(18.35)%
Ten Year	6.49%	6.50%	6.52%	87.56%	87.68%	88.06%
[1]	MVIS® Russia Index (MVRSXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Russia or that are incorporated outside of Russia but have at least 50% of their revenues/related assets in Russia.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

15

VANECK VECTORS RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVRSXJTR[1]	Share Price	NAV	MVRSXJTR[1]
One Year	(30.31)%	(29.09)%	(28.26)%	(30.31)%	(29.09)%	(28.26)%
Five Year	(5.85)%	(5.52)%	(5.04)%	(26.03)%	(24.72)%	(22.80)%
Life*	(10.00)%	(9.89)%	(9.52)%	(55.66)%	(55.23)%	(53.79)%
*	Commencement of Fund: 4/13/11; First Day of Secondary Market Trading: 4/14/11
[1]	MVIS® Russia Small-Cap Index (MVRSXJTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in Russia or that are incorporated outside of Russia but have at least 50% of their revenues/related assets in Russia.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

16

VANECK VECTORS VIETNAM ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVVNMTR[1]	Share Price	NAV	MVVNMTR[1]
One Year	(16.72)%	(14.15)%	(13.60)%	(16.72)%	(14.15)%	(13.60)%
Five Year	(2.67)%	(2.37)%	(1.35)%	(12.64)%	(11.32)%	(6.56)%
Life*	(3.61)%	(3.52)%	(2.72)%	(29.16)%	(28.59)%	(22.84)%
*	Commencement of Fund: 8/11/09; First Day of Secondary Market Trading: 8/14/09
[1]	MVIS® Vietnam Index (MVVNMTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Vietnam or that are incorporated outside of Vietnam but have at least 50% of their revenues/related assets in Vietnam.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

17

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund may reflect temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The net asset value (NAV) of each VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of each fund; it is calculated by taking the total assets of each fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAVs are not necessarily the same as each ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index, and Vietnam Index are published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The CSI 300 Index is published by China Securities Index Co., Ltd. (China Securities) and the SME-ChiNext Index is published by the Shenzhen Securities Information Co., Ltd. (Shenzhen Securities), which is a subsidiary of the Shenzhen Stock Exchange. The Israel Index is published by BlueStar Global Investors, LLC (BlueStar).

BlueStar, China Securities, MVIS, and Shenzhen Securities are “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at vaneck.com.

18

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2018 — December 31, 2018
Africa Index ETF
Actual	$1,000.00	$866.70	0.78%	$3.67
Hypothetical**	$1,000.00	$1,021.27	0.78%	$3.97
Brazil Small-Cap ETF
Actual	$1,000.00	$1,146.30	0.60%	$3.25
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
ChinaAMC CSI 300 ETF
Actual	$1,000.00	$837.90	0.85%	$3.94
Hypothetical**	$1,000.00	$1,020.92	0.85%	$4.33
ChinaAMC SME-ChiNext ETF
Actual	$1,000.00	$716.70	0.82%	$3.55
Hypothetical**	$1,000.00	$1,021.07	0.82%	$4.18
Egypt Index ETF
Actual	$1,000.00	$794.00	1.21%	$5.47
Hypothetical**	$1,000.00	$1,019.11	1.21%	$6.16
India Small-Cap Index ETF
Actual	$1,000.00	$875.10	1.02%	$4.82
Hypothetical**	$1,000.00	$1,020.06	1.02%	$5.19
Indonesia Index ETF
Actual	$1,000.00	$1,073.00	0.57%	$2.98
Hypothetical**	$1,000.00	$1,022.33	0.57%	$2.91
Israel ETF
Actual	$1,000.00	$904.70	0.61%	$2.93
Hypothetical**	$1,000.00	$1,022.13	0.61%	$3.11
Poland ETF
Actual	$1,000.00	$1,043.20	0.60%	$3.09
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
Russia ETF
Actual	$1,000.00	$944.20	0.62%	$3.04
Hypothetical**	$1,000.00	$1,022.08	0.62%	$3.16
Russia Small-Cap ETF
Actual	$1,000.00	$799.10	0.76%	$3.45
Hypothetical**	$1,000.00	$1,021.37	0.76%	$3.87
Vietnam ETF
Actual	$1,000.00	$941.50	0.73%	$3.57
Hypothetical**	$1,000.00	$1,021.53	0.73%	$3.72
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses

See Notes to Financial Statements

20

VANECK VECTORS AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 99.3%
Canada: 8.0%
162,001	B2Gold Corp. (USD) *	$473,043
148,284	First Quantum Minerals Ltd.	1,198,606
400,856	IAMGOLD Corp. (USD) *	1,475,150
736,692	Ivanhoe Mines Ltd. * †	1,278,342
		4,425,141
Egypt: 4.3%
559,386	Commercial International Bank (GDR) # Reg S	2,370,351
India: 1.6%
37,277	Makemytrip Ltd. (USD) * †	906,949
Kenya: 9.0%
586,700	East African Breweries Ltd. #	1,009,714
4,322,500	Equity Bank Ltd.	1,479,029
11,492,100	Safaricom Ltd.	2,504,905
		4,993,648
Monaco: 3.0%
102,047	Endeavour Mining Corp. (CAD) *	1,669,154
Morocco: 17.6%
55,972	Attijariwafa Bank #	2,651,363
64,443	Banque Centrale Populaire	1,884,633
65,806	Banque Marocaine du Commerce Exterieur	1,258,481
55,682	Cosumar	1,014,853
195,711	Maroc Telecom #	2,893,247
		9,702,577
Nigeria: 10.1%
24,697,014	Guaranty Trust Bank Plc #	2,326,616
246,107	Nestle Nigeria Plc #	999,193
3,153,962	Nigerian Breweries Plc	741,854
23,975,038	Zenith Bank Ltd. #	1,511,213
		5,578,876
Singapore: 1.3%
3,999,700	Golden Agri-Resources Ltd. #	718,080
South Africa: 32.6%
47,369	Absa Group Ltd. #	531,747
25,350	Al Noor Hospitals Group Plc (GBP) † #	104,009
4,442	Anglo American Platinum Ltd. #	165,639
21,280	AngloGold Ashanti Ltd. (ADR)	267,064
27,140	Aspen Pharmacare Holdings Ltd. #	254,013
22,232	AVI Ltd. #	157,697
8,837	Barloworld Ltd. #	70,855
18,741	Bid Corp Ltd. #	344,818
19,823	Bidvest Group Ltd. #	284,800
3,810	Capitec Bank Holdings Ltd. #	295,302
14,735	Clicks Group Ltd. #	195,927
18,543	Coronation Fund Managers Ltd. #	53,256
31,595	Discovery Ltd. #	350,883
15,932	Exxaro Resources Ltd. #	153,718
233,068	FirstRand Ltd. #	1,061,779
61,773	Fortress REIT Ltd. † #	62,209
14,247	Foschini Group Ltd. #	164,555
45,316	Gold Fields Ltd. (ADR)	159,512
185,162	Growthpoint Properties Ltd. #	301,026
14,665	Hyprop Investments Ltd.	83,086
44,215	Impala Platinum Holdings Ltd. * #	112,805
Number of Shares		Value

South Africa: (continued)
10,128	Imperial Holdings Ltd. #	$47,904
18,733	Investec Ltd. #	102,358
33,228	Investec Plc (GBP) #	186,652
9,431	Liberty Holdings Ltd.	72,117
71,478	Life Healthcare Group Holdings Ltd. † #	131,452
54,709	MMI Holdings Ltd. * #	64,975
10,128	Motus Holdings Ltd. *	61,965
16,198	Mr Price Group Ltd. † #	276,787
110,685	MTN Group Ltd. #	684,292
21,870	Naspers Ltd. #	4,379,495
24,368	Nedbank Group Ltd. #	464,839
84,302	Netcare Ltd. #	154,299
251,361	Old Mutual Ltd. (GBP) #	374,560
24,037	Pick n Pay Stores Ltd.	113,242
9,856	Pioneer Foods Ltd.	57,848
11,466	PSG Group Ltd. #	194,454
53,769	Rand Merchant Investment Holdings Ltd. #	135,890
334,562	Redefine Properties Ltd. #	225,228
31,466	Remgro Ltd. #	425,894
18,874	Resilient REIT Ltd. #	75,193
49,553	RMB Holdings Ltd. #	271,514
111,924	Sanlam Ltd. #	620,076
29,139	Sappi Ltd. #	165,326
36,240	Sasol Ltd. (ADR)	1,061,470
28,382	Shoprite Holdings Ltd. #	374,981
10,348	Spar Group Ltd. #	149,106
79,974	Standard Bank Group Ltd. #	993,811
17,576	Telkom SA SOC Ltd. #	77,410
12,102	Tiger Brands Ltd. † #	230,195
26,316	Truworths International Ltd. #	160,957
24,988	Vodacom Group Ltd. #	229,864
63,088	Woolworths Holdings Ltd. #	241,659
		17,980,513
United Kingdom: 9.9%
57,410	Anglo American Plc #	1,282,719
365,363	Cenatamin Plc #	507,974
7,458	Mondi Ltd. (ZAR) #	160,677
18,498	Randgold Resources Ltd. (ADR) #	1,581,280
850,411	Tullow Oil Plc * #	1,931,888
		5,464,538
United States: 1.9%
158,219	Kosmos Energy Ltd. *	643,951
4,171	Royal Caribbean Cruises Ltd.	407,882
		1,051,833
Total Common Stocks (Cost: $51,595,319)		54,861,660

See Notes to Financial Statements

21

VANECK VECTORS AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.0%
Repurchase Agreements: 3.0%
$630,099	Repurchase agreement dated 12/31/18 with Mizuho Securities USA, Inc., 2.95%, due 1/2/19, proceeds $630,202; (collateralized by various U.S. government and agency obligations, 2.00% to 5.50%, due 2/1/31 to 2/20/48, valued at $642,701 including accrued interest)	$630,099
1,000,000	Repurchase agreement dated 12/31/18 with Nomura Securities International, Inc., 3.00%, due 1/2/19, proceeds $1,000,167; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/3/19 to 11/20/68, valued at $1,020,000 including accrued interest)	1,000,000

Value

Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $1,630,099)	$1,630,099
Total Investments: 102.3% (Cost: $53,225,418)	56,491,759
Liabilities in excess of other assets: (2.3)%	(1,268,902)
NET ASSETS: 100.0%	$55,222,857

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
ZAR	South African Rand

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,568,192.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $36,048,524 which represents 65.3% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	19.6%	$10,769,213
Consumer Discretionary	4.0	2,220,754
Consumer Staples	11.1	6,107,508
Energy	5.0	2,729,557
Financials	35.9	19,681,793
Health Care	1.2	643,773
Industrials	0.7	403,559
Materials	21.1	11,558,761
Real Estate	1.4	746,742
	100.0%	$54,861,660

See Notes to Financial Statements

22

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$4,425,141	$—	$—	$4,425,141
Egypt	—	2,370,351	—	2,370,351
India	906,949	—	—	906,949
Kenya	3,983,934	1,009,714	—	4,993,648
Monaco	1,669,154	—	—	1,669,154
Morocco	4,157,967	5,544,610	—	9,702,577
Nigeria	741,854	4,837,022	—	5,578,876
Singapore	—	718,080	—	718,080
South Africa	1,876,304	16,104,209	—	17,980,513
United Kingdom	—	5,464,538	—	5,464,538
United States	1,051,833	—	—	1,051,833
Repurchase Agreements	—	1,630,099	—	1,630,099
Total	$18,813,136	$37,678,623	$—	$56,491,759

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

23

VANECK VECTORS BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 86.3%
Automobiles & Components: 1.5%
95,700	Mahle-Metal Leve SA Industria e Comercio	$620,263
139,800	Tupy SA	726,819
		1,347,082
Capital Goods: 1.6%
224,575	Iochpe Maxion SA	1,379,638
Commercial & Professional Services: 0.2%
45,928	Atento SA (USD)	184,171
Consumer Durables & Apparel: 12.6%
83,050	Arezzo Industria e Comercio SA	1,179,832
209,200	Cia Hering SA	1,578,277
616,050	Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,458,955
209,194	EZ Tec Empreendimentos e Participacoes SA	1,350,457
762,450	Grendene SA	1,613,130
18,600	Guararapes Confeccoes SA	780,233
673,400	MRV Engenharia e Participacoes SA	2,147,513
		11,108,397
Consumer Services: 7.8%
248,950	BK Brasil Operacao E Assessoria	1,328,333
320,350	CVC Brasil Operadora e Agencia de Viagens SA	5,056,831
118,925	Ser Educacional SA Reg S 144A	477,142
		6,862,306
Energy: 4.7%
298,670	Cosan Ltd. (USD)	2,628,296
49,100	Modec, Inc. #	1,014,191
198,200	QGEP Participacoes SA	478,145
		4,120,632
Food, Beverage & Tobacco: 6.0%
156,446	Adecoagro SA (USD) *	1,088,864
275,200	Camil Alimentos SA	500,590
339,750	Marfrig Alimentos SA *	478,626
202,650	Minerva SA *	260,910
434,350	Sao Martinho SA	2,038,528
87,600	SLC Agricola SA	946,123
		5,313,641
Health Care Equipment & Services: 5.5%
123,500	Centro de Imagem Diagnosticos SA *	424,121
74,900	Instituto Hermes Pardini SA	361,383
660,350	Odontoprev SA	2,342,724
527,950	Qualicorp SA	1,755,860
		4,884,088
Insurance: 0.3%
170,900	Wiz Solucoes e Corretagem de Seguros SA	309,104
Materials: 3.3%
756,575	Duratex SA	2,309,303
43,550	Magnesita Refratarios SA *	620,257
		2,929,560
Media & Entertainment: 2.7%
108,850	Multiplus SA	706,335
144,900	Smiles Fidelidade SA	1,636,399
		2,342,734
Number of Shares		Value

Real Estate: 5.3%
181,373	Aliansce Shopping Centers SA	$894,756
242,900	BR Properties SA	513,908
41,095	FII BTG Pactual Corporate Office Fund	1,096,468
184,400	Iguatemi Empresa de Shopping Centers SA	1,979,240
48,716	Log Commercial Properties E *	226,501
		4,710,873
Semiconductor: 1.0%
29,780	SMART Global Holdings, Inc. * †	884,466
Software & Services: 7.1%
281,100	Linx SA	2,364,409
1,234,125	Sonda SA	1,932,810
284,050	Totvs SA	1,989,797
		6,287,016
Technology Hardware & Equipment: 1.0%
27,054	Ituran Location and Control Ltd. (USD)	867,351
Telecommunication Services: 2.1%
137,904	NII Holdings, Inc. *	608,157
3,865,050	Oi SA *	1,246,549
		1,854,706
Transportation: 4.6%
62,690	DryShips, Inc. (USD)	354,199
499,990	EcoRodovias Infraestrutura e Logistica SA	1,210,064
129,362	Gol Linhas Aereas Inteligentes SA (ADR) *	1,752,855
695,600	Santos Brasil Participacoes SA	759,179
		4,076,297
Utilities: 19.0%
508,600	AES Tiete Energia SA	1,314,887
502,587	Alupar Investimento SA	2,376,939
157,496	Cia de Saneamento de Minas Gerais SA	2,500,349
237,900	Cia de Saneamento do Parana	3,774,973
169,015	Cia Paranaense de Energia (ADR) †	1,323,387
29,900	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA *	241,468
192,600	Light SA	819,945
736,400	Transmissora Alianca de Energia Eletrica SA	4,484,046
		16,835,994
Total Common Stocks (Cost: $67,706,624)		76,298,056
PREFERRED STOCKS: 12.0%
Banks: 1.4%
197,420	Banco ABC Brasil SA, 6.28%	859,821
32,750	Banco Inter SA, 0.54% Reg S 144A	326,085
		1,185,906
Capital Goods: 2.4%
1,116,550	Marcopolo SA, 2.71%	1,175,392
404,550	Randon Implementos e Participacoes SA, 1.10%	966,557
		2,141,949
Consumer Durables & Apparel: 1.6%
312,805	Alpargatas SA, 2.77%	1,373,654

See Notes to Financial Statements

24

Number of Shares		Value

Materials: 3.6%
1,283,250	Metalurgica Gerdau SA, 2.88%	$2,297,815
96,382	Unipar Carbocloro SA, 6.74%	916,633
		3,214,448
Utilities: 3.0%
33,356	Cia de Gas de Sao Paulo, 8.16%	505,622
377,550	Cia Energetica de Sao Paulo, 0.17%	2,123,612
		2,629,234
Total Preferred Stocks (Cost: $6,504,694)		10,545,191
RIGHTS: 0.0%
Capital Goods: 0.0%
26,986	Marcopolo SA Rights (BRL 3.20, expiring 01/23/19) *	5,988
Telecommunication Services: 0.0%
4,920,761	Oi SA Rights (BRL 1.24, expiring 01/04/19) *	12,696
Total Rights (Cost: $719,245)		18,684
WARRANTS: 0.0% (Cost: $0)
Capital Goods: 0.0%
7,727	Iochpe Maxion SA Warrants (BRL 12.70, expiring 06/03/19)	18,840
Total Investments Before Collateral for Securities Loaned: 98.3% (Cost: $74,930,563)		86,880,771
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.0% (Cost: $886,904)
Repurchase Agreement: 1.0%
$886,904	Repurchase agreement dated 12/31/18 with Citigroup Global Markets, Inc., 3.02%, due 1/2/19, proceeds $887,053; (collateralized by various U.S. government and agency obligations, 2.50% to 8.00%, due 1/25/19 to 7/15/60, valued at $904,642 including accrued interest)	$886,904
Total Investments: 99.3% (Cost: $75,817,467)		87,767,675
Other assets less liabilities: 0.7%		629,458
NET ASSETS: 100.0%		$88,397,133

Definitions:
ADR	American Depositary Receipt
BRL	Brazilian Real
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $868,860.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,014,191 which represents 1.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $803,227, or 0.9% of net assets.

See Notes to Financial Statements

25

VANECK VECTORS BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	4.8%	$4,210,136
Consumer Discretionary	23.8	20,691,439
Consumer Staples	6.1	5,313,641
Energy	4.7	4,120,632
Financials	3.0	2,591,478
Health Care	5.6	4,884,088
Industrials	9.0	7,806,883
Information Technology	9.3	8,038,833
Materials	7.1	6,144,008
Real Estate	4.2	3,614,405
Utilities	22.4	19,465,228
	100.0%	$86,880,771

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$1,347,082	$—	$—	$1,347,082
Capital Goods	1,379,638	—	—	1,379,638
Commercial & Professional Services	184,171	—	—	184,171
Consumer Durables & Apparel	11,108,397	—	—	11,108,397
Consumer Services	6,862,306	—	—	6,862,306
Energy	3,106,441	1,014,191	—	4,120,632
Food, Beverage & Tobacco	5,313,641	—	—	5,313,641
Health Care Equipment & Services	4,884,088	—	—	4,884,088
Insurance	309,104	—	—	309,104
Materials	2,929,560	—	—	2,929,560
Media & Entertainment	2,342,734	—	—	2,342,734
Real Estate	4,710,873	—	—	4,710,873
Semiconductor	884,466	—	—	884,466
Software & Services	6,287,016	—	—	6,287,016
Technology Hardware & Equipment	867,351	—	—	867,351
Telecommunication Services	1,854,706	—	—	1,854,706
Transportation	4,076,297	—	—	4,076,297
Utilities	16,835,994	—	—	16,835,994
Preferred Stocks*	10,545,191	—	—	10,545,191
Rights*	18,684	—	—	18,684
Warrants*	18,840	—	—	18,840
Repurchase Agreement	—	886,904	—	886,904
Total	$85,866,580	$1,901,095	$—	$87,767,675

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

26

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 100.5%
Automobiles & Components: 2.9%
35,481	Byd Co. Ltd. #	$264,864
29,409	China Shipbuilding Industry Group Power Co. Ltd. #	95,673
76,285	Chongqing Changan Automobile Co. Ltd. #	73,318
54,900	Fuyao Glass Industry Group Co. Ltd. #	182,673
47,174	Great Wall Motor Co. Ltd. #	38,558
36,280	Guangzhou Automobile Group Co. Ltd. #	54,498
61,673	Huayu Automotive Systems Co. Ltd. #	165,479
16,900	Kuang-Chi Technologies Co. Ltd. #	24,471
137,163	SAIC Motor Corp. Ltd. #	533,291
18,300	Zhejiang Century Huatong Group Co. Ltd. #	55,060
51,300	Zhejiang Wanfeng Auto Wheel Co. Ltd. #	58,224
		1,546,109
Banks: 18.4%
1,498,800	Agricultural Bank of China Ltd. #	785,938
579,015	Bank of Beijing Co. Ltd. #	473,307
15,500	Bank of Chengdu Co. Ltd. #	18,187
824,600	Bank of China Ltd. #	433,586
1,074,916	Bank of Communications Co. Ltd. #	906,566
54,000	Bank of Guiyang Co. Ltd. #	84,094
80,260	Bank of Hangzhou Co. Ltd. #	86,565
271,000	Bank of Jiangsu Co. Ltd. #	235,883
232,271	Bank of Nanjing Co. Ltd. #	218,676
101,935	Bank of Ningbo Co. Ltd. #	240,985
213,766	Bank of Shanghai Co. Ltd. #	348,642
119,900	China CITIC Bank Corp. Ltd. #	95,179
262,700	China Construction Bank Corp. #	243,860
623,000	China Everbright Bank Co. Ltd. #	335,828
403,589	China Merchants Bank Co. Ltd. #	1,482,749
971,217	China Minsheng Banking Corp. Ltd. #	811,107
250,856	Huaxia Bank Co. Ltd. #	270,159
843,904	Industrial & Commercial Bank of China Ltd. #	650,650
487,691	Industrial Bank Co. Ltd. #	1,062,131
335,909	Ping An Bank Co. Ltd. #	459,343
459,345	Shanghai Pudong Development Bank Co. Ltd. #	656,089
		9,899,524
Capital Goods: 10.6%
54,200	AVIC Aircraft Co. Ltd. #	104,711
11,500	AVIC Helicopter Co. Ltd. #	62,723
16,400	AVIC Shenyang Aircraft Co. Ltd. * #	66,486
33,100	Beijing New Building Materials Plc #	66,519
20,599	China Avic Electronics Co. Ltd. #	39,022
91,924	China Communications Construction Co. Ltd. #	151,013
108,100	China Gezhouba Group Co. Ltd. #	99,761
77,200	China National Chemical Engineering Co. Ltd. #	60,395
30,800	China Nuclear Engineering Corp. Ltd. #	29,358
180,000	China Railway Construction Corp. Ltd. #	285,875
291,708	China Railway Group Ltd. #	297,360
358,100	China Shipbuilding Industry Co. Ltd. #	221,979
23,100	China Spacesat Co. Ltd. #	58,336
Number of Shares		Value

Capital Goods: (continued)
821,308	China State Construction Engineering Corp. Ltd. #	$682,940
380,715	CRRC Corp. Ltd. #	501,154
42,035	Fangda Carbon New Material Co. Ltd. #	102,658
33,400	Han’s Laser Technology Co. Ltd. #	148,238
72,600	Jiangsu Zhongnan Construction Group Co. Ltd. #	59,394
96,000	Jiangsu Zhongtian Technology Co. Ltd. #	114,158
96,586	Luxshare Precision Industry Co. Ltd. #	198,188
279,400	Metallurgical Corp of China Ltd. #	126,695
71,711	NARI Technology Development Co. Ltd. #	193,865
239,400	Power Construction Corp. of China Ltd. #	169,608
213,600	Sany Heavy Industry Co. Ltd. #	259,768
174,148	Shanghai Construction Group Co. Ltd. #	76,920
137,900	Shanghai Electric Group Co. Ltd. #	99,370
39,049	Shenzhen Inovance Technology Co. Ltd. #	114,852
42,689	Siasun Robot & Automation Co. Ltd. #	82,357
62,061	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	73,351
145,307	TBEA Co. Ltd. #	144,098
189,500	Weichai Power Co. Ltd. #	212,980
183,900	XCMG Construction Machinery Co. Ltd. #	86,774
35,200	Xi’ An Aero-Engine Plc #	111,622
66,600	Xiamen C & D, Inc. #	68,474
91,000	Xinjiang Goldwind Science and Technology Co. Ltd. #	132,939
23,400	Zangge Holding Co. Ltd. * #	38,359
33,700	Zhejiang Chint Electrics Co. Ltd. #	119,242
41,700	Zhejiang Sanhua Intelligent Controls Co. Ltd. #	77,289
51,953	Zhengzhou Yutong Bus Co. Ltd. #	89,910
175,800	Zoomlion Heavy Industry Science and Technology Co. Ltd. #	91,246
		5,719,987
Commercial & Professional Services: 0.3%
52,500	Beijing Orient Landscape Co. Ltd. #	53,397
73,941	Beijing Originwater Technology Co. Ltd. #	84,272
28,032	Sound Environmental Co. Ltd. #	42,540
		180,209
Consumer Durables & Apparel: 5.1%
188,328	Gree Electric Appliances, Inc. * #	982,603
18,572	Hangzhou Robam Appliances Co. Ltd. #	54,867
70,294	Heilan Home Co. Ltd. #	86,949
181,495	Midea Group Co. Ltd. #	979,627
4,900	Oppein Home Group, Inc. #	57,021
143,100	Qingdao Haier Co. Ltd. #	289,342
25,300	Suofeiya Home Collection Co. Ltd. #	61,934
424,100	TCL Corp. #	151,770
3,600	Xiamen Intretech, Inc. #	23,085
6,400	Zhejiang Supor Co. Ltd. #	48,967
		2,736,165
Consumer Services: 1.1%
38,200	China International Travel Service Corp. Ltd. #	335,231
160,520	Shenzhen Overseas Chinese Town Co. Ltd. #	148,683
28,400	Songcheng Performance Development Co. Ltd. #	88,438
		572,352

See Notes to Financial Statements

27

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Diversified Financials: 3.2%
85,636	Anxin Trust Co. Ltd. #	$54,725
72,600	Bohai Capital Holding Co. Ltd. #	38,130
15,400	Caitong Securities Co. Ltd. #	16,258
50,400	China Galaxy Securities Co. Ltd. #	50,190
17,500	CSC Financial Co. Ltd. #	22,298
54,000	Dongxing Securities Co. Ltd. #	75,371
141,517	East Money Information Co. Ltd. #	249,901
76,471	Everbright Securities Co. Ltd. #	97,877
82,180	First Capital Securities Co. Ltd. #	65,109
176,450	Guotai Junan Securities Co. Ltd. #	394,551
96,230	Guoyuan Securities Co. Ltd. #	117,662
8,400	Hithink RoyalFlush Information Network Co. Ltd. #	46,831
70,800	Huaan Securities Co. Ltd. #	48,779
140,100	Orient Securities Co. Ltd. #	162,938
33,100	SDIC Capital Co. Ltd. #	43,488
264,538	Shenwan Hongyuan Group Co. Ltd. #	157,117
52,200	Zheshang Securities Co. Ltd. #	55,381
		1,696,606
Energy: 2.6%
71,600	China Coal Energy Co. Ltd. #	48,554
23,200	China Oilfield Services Ltd. #	28,847
486,000	China Petroleum & Chemical Corp. #	357,490
65,500	China Petroleum Engineering Corp. #	34,838
77,410	China Shenhua Energy Co. Ltd. #	202,899
86,480	Offshore Oil Engineering Co. Ltd. #	61,634
316,800	PetroChina Co. Ltd. #	332,082
156,507	Shaanxi Coal Industry Co. Ltd. #	169,856
61,600	Shanxi Xishan Coal and Electricity Power Co. Ltd. #	49,356
243,110	Wintime Energy Co. Ltd. *	47,416
34,700	Yanzhou Coal Mining Co. Ltd. #	44,510
		1,377,482
Financials: 5.1%
175,586	AVIC Capital Co. Ltd. #	108,659
151,400	Changjiang Securities Co. Ltd. #	113,802
111,900	China Merchants Securities Co. Ltd. #	218,903
307,900	CITIC Securities Co. Ltd. # §	708,147
161,050	Founder Securities Co. Ltd. #	124,840
115,756	GF Securities Co. Ltd. #	214,259
79,050	Guoyuan Securities Co. Ltd. #	80,576
316,636	Haitong Securities Co. Ltd. #	406,799
127,804	Huatai Securities Co. Ltd. #	302,219
183,450	Industrial Securities Co. Ltd. #	124,304
94,700	Sinolink Securities Co. Ltd. #	99,025
93,900	SooChow Securities Co. Ltd. #	91,919
110,428	Southwest Securities Co. Ltd. #	56,090
68,514	Western Securities Co. Ltd. #	76,684
		2,726,226
Food, Beverage & Tobacco: 8.6%
31,700	Foshan Haitian Flavouring and Food Co. Ltd. #	319,050
30,900	Guangdong Haid Group Co. Ltd. #	104,475
2,400	Hebei Yangyuan Zhihui Beverage Co. Ltd.	14,525
38,767	Henan Shuanghui Investment and Development Co. Ltd. #	133,565
237,844	Inner Mongolia Yili Industrial Group Co. Ltd. #	794,138
Number of Shares		Value

Food, Beverage & Tobacco: (continued)
23,599	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	$326,819
19,626	Kweichow Moutai Co. Ltd. #	1,694,122
28,693	Luzhou Laojiao Co. Ltd. #	170,283
24,500	Muyuan Foodstuff Co. Ltd. #	102,689
82,500	New Hope Liuhe Co. Ltd. #	87,537
10,160	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. #	52,099
75,900	Tongwei Co. Ltd. #	91,830
75,900	Wuliangye Yibin Co. Ltd. #	564,031
149,756	Yonghui Superstores Co. Ltd. #	171,603
		4,626,766
Health Care Equipment & Services: 1.4%
37,348	Aier Eye Hospital Group Co. Ltd. #	143,394
28,534	Huadong Medicine Co. Ltd. #	110,170
22,000	Jointown Pharmaceutical Group Co. Ltd. #	46,764
41,800	Lepu Medical Technology Beijing Co. Ltd. #	126,837
73,295	Meinian Onehealth Healthcare Holdings Co. Ltd. #	160,539
28,165	Searainbow Holding Corp. * #	65,579
45,173	Shanghai Pharmaceuticals Holding Co. Ltd. #	112,069
		765,352
Insurance: 8.2%
65,211	China Life Insurance Co. Ltd. #	193,834
123,017	China Pacific Insurance Group Co. Ltd. #	510,152
58,000	Hubei Biocause Pharmaceutical Co. Ltd. #	47,502
32,676	New China Life Insurance Co. Ltd. #	201,370
423,858	Ping An Insurance Group Co. of China Ltd. #	3,465,213
		4,418,071
Materials: 7.0%
257,300	Aluminum Corporation of China Ltd. * #	133,095
72,200	Angang Steel Co. Ltd. #	54,038
78,200	Anhui Conch Cement Co. Ltd. #	334,477
32,700	Baiyin Nonferrous Group Co. Ltd. #	14,049
348,528	Baoshan Iron and Steel Co. Ltd. #	330,248
130,500	BBMG Corp. #	66,653
83,136	Beijing Kangde Xin Composite Material Co. Ltd. #	92,244
35,152	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. #	66,451
45,965	Beijing Sanju Environmental Protection and New Material Co. Ltd. #	66,055
62,100	Beijing Shougang Co. Ltd. * #	33,791
82,200	China Jushi Co. Ltd. #	116,149
276,500	China Molybdenum Co. Ltd. #	151,803
166,200	Hebei Iron & Steel Co. Ltd. #	68,939
29,700	Hengli Petrochemical Co. Ltd. #	57,504
45,100	Hengyi Petrochemical Co. Ltd. #	75,937
2,900	Hoshine Silicon Industry Co. Ltd. #	18,574
9,800	Hubei Sanonda Co. Ltd. #	13,064
85,270	Inner Mongolia Baotou Steel Rare-Earth Hi-Tech Co. Ltd. #	109,195
132,016	Inner Mongolia Junzheng Energy & Chemical Industry Co. Ltd. #	50,458
713,360	Inner Mongolian Baotou Steel Union Co. Ltd. #	153,893

See Notes to Financial Statements

28

Number of Shares		Value

Materials: (continued)
12,036	Jiangsu Bicon Pharmaceutical Listed Co. Ltd. #	$36,815
40,600	Jiangxi Copper Co. Ltd. #	77,851
30,500	Jiangxi Ganfeng Lithium Co. Ltd. #	98,549
23,900	Lomon Billions Group Co. Ltd. #	42,866
20,500	Minmetals Capital Co. Ltd. #	20,829
54,524	Qinghai Salt Lake Industry Co. Ltd. * #	55,578
49,200	Rongsheng Petro Chemical Co. Ltd. #	72,459
29,100	Shandong Gold Mining Co. Ltd. #	127,668
280,540	Shandong Nanshan Aluminum Co. Ltd. #	86,361
86,000	Sinopec Shanghai Petrochemical Co. Ltd. #	62,608
26,765	Tianqi Lithium Industries, Inc. #	114,967
247,100	Tongling Nonferrous Metals Group Co. Ltd. #	70,973
64,170	Wanhua Chemical Group Co. Ltd. #	261,991
33,220	Xiamen Tungsten Co. Ltd. #	58,615
19,518	Zhejiang Huayou Cobalt Co. Ltd. #	85,806
101,800	Zhejiang Longsheng Group Co. Ltd. #	143,391
67,546	Zhongjin Gold Corp. Ltd. #	84,118
473,600	Zijin Mining Group Co. Ltd. #	230,325
		3,738,387
Media & Entertainment: 0.8%
34,420	Beijing Enlight Media Co. Ltd. #	38,158
80,567	BesTV New Media Co. Ltd. #	120,395
29,229	China Film Co. Ltd. #	61,062
107,350	CITIC Guoan Information Industry Co. Ltd. #	52,884
23,800	Giant Network Group Co. Ltd. #	67,430
15,400	Perfect World Co. Ltd. #	62,540
24,900	Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co. Ltd. #	34,364
		436,833
Pharmaceuticals, Biotechnology: 5.2%
21,500	Beijing Tongrentang Co. Ltd. #	86,313
5,300	Changchun High & New Technology Industry Group, Inc. #	135,245
5,300	Chengdu Kanghong Pharmaceutical Group Co. Ltd. #	26,302
18,800	Chongqing Zhifei Biological Products Co. Ltd. #	105,984
21,961	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. #	114,652
21,860	Hualan Biological Engineering, Inc. #	104,634
12,800	Hubei Jumpcan Pharmaceutical Co. Ltd. #	62,570
86,481	Jiangsu Hengrui Medicine Co. Ltd. #	666,329
116,758	Kangmei Pharmaceutical Co. Ltd. #	157,175
17,310	Shandong Buchang Pharmaceuticals Co. Ltd. #	63,929
17,900	Shandong Dong-E E-Jiao Co. Ltd. #	103,306
39,300	Shanghai Fosun Pharmaceutical Group Co. Ltd. #	133,561
63,160	Shanghai RAAS Blood Products Co. Ltd.	73,637
16,386	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	49,980
33,800	Sichuan Kelun Pharmaceutical Co. Ltd. #	101,920
Number of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
35,470	Tasly Pharmaceutical Group Co. Ltd. #	$99,332
55,739	Tonghua Dongbao Pharmaceutical Co. Ltd. #	113,094
48,100	Walvax Biotechnology Co. Ltd. * #	134,068
4,100	WuXi AppTec Co. Ltd. *	44,674
20,360	Yunnan Baiyao Group Co. Ltd. #	219,344
11,791	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. #	149,202
33,600	Zhejiang NHU Co. Ltd. #	73,622
		2,818,873
Real Estate: 4.9%
70,474	China Fortune Land Development Co. Ltd. #	261,988
92,759	China Merchants Shekou Industrial Zone Co. Ltd. #	234,722
190,200	China Vanke Co. Ltd. #	661,466
46,800	Financial Street Holdings Co. Ltd. #	43,976
35,300	Future Land Holdings Co. Ltd. #	121,942
88,301	Gemdale Corp. #	123,892
142,800	Greenland Holdings Corp. Ltd. #	127,196
279,204	Poly Real Estate Group Co. Ltd. #	480,689
12,400	Red Star Macalline Group Corp. Ltd. #	20,009
68,000	RiseSun Real Estate Development Co. Ltd. #	78,839
63,400	Sunshine City Group Co. Ltd. #	48,011
168,181	Xinhu Zhongbao Co. Ltd. #	71,206
98,074	Youngor Group Co. Ltd. #	102,894
106,500	Zhejiang China Commodities City Group Co. Ltd. #	54,209
305,400	Zhongtian Financial Group Co. Ltd. #	177,134
		2,608,173
Retailing: 0.7%
96,420	China Grand Automotive Services Co. Ltd. #	57,108
47,900	Liaoning Cheng Da Co. Ltd. #	73,132
145,700	Suning Commerce Group Co. Ltd. #	209,386
67,360	Wuchan Zhongda Group Co. Ltd. #	45,121
		384,747
Semiconductor: 0.8%
5,600	Gigadevice Semiconductor Beijing, Inc.	50,797
76,460	LONGi Green Energy Technology Co. Ltd. #	194,440
95,723	Sanan Optoelectronics Co. Ltd. #	157,987
3,600	Shenzhen Huiding Technology Co. Ltd. #	41,312
		444,536
Software & Services: 1.6%
15,900	360 Security Technology, Inc. #	47,381
43,700	Aisino Co. Ltd. #	145,903
57,330	Anhui USTC iFlytek Co. Ltd. #	206,594
12,506	Beijing Shiji Information Technology Co. Ltd. #	47,435
73,173	DHC Software Co. Ltd. #	74,313
19,300	Hundsun Technologies, Inc. #	146,578
57,131	Wangsu Science and Technology Co. Ltd. #	65,459
37,473	Yonyou Software Co. Ltd. #	116,646
		850,309

See Notes to Financial Statements

29

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Technology Hardware & Equipment: 5.2%
15,500	AVIC Jonhon OptronicTechnology Co. Ltd. #	$76,232
109,754	Beijing Xinwei Telecom Technology Group Co. Ltd. * # §	151,513
927,400	BOE Technology Group Co. Ltd. #	356,210
40,900	Chaozhou Three-Circle Group Co. Ltd. #	100,932
150,100	Dongxu Optoelectronic Technology Co. Ltd. #	98,733
27,422	Fiberhome Telecommunication Technologies Co. Ltd. #	113,722
287,112	Focus Media Information Technology Co. Ltd. #	218,969
46,200	Foxconn Industrial Internet Co. Ltd. *	77,937
76,200	GoerTek, Inc. #	76,428
144,364	Hangzhou Hikvision Digital Technology Co. Ltd. #	544,375
52,180	Hengtong Optic-electric Co. Ltd. #	129,593
30,849	Lens Technology Co. Ltd. #	29,319
59,700	Leyard Optoelectronic Co. Ltd. #	67,092
74,250	Shenzhen O-film Tech Co. Ltd. #	99,673
30,500	Shenzhen Sunway Communication Co. Ltd. #	96,133
81,200	Tsinghua Tongfang Co. Ltd. #	115,231
8,000	Tsinghua Unisplendour Co. Ltd. #	36,460
70,395	Zhejiang Dahua Technology Co. Ltd. #	118,098
93,120	ZTE Corp. * #	264,861
		2,771,511
Telecommunication Services: 0.5%
364,178	China United Network Communications Ltd. #	274,676
Transportation: 3.2%
116,900	Air China Ltd. #	130,066
149,400	China COSCO Holdings Co. Ltd. * #	87,996
153,500	China Eastern Airlines Corp. Ltd. #	106,173
21,800	China Merchants Expressway Network & Technology Holdings Co. Ltd. #	25,533
134,600	China Southern Airlines Co. Ltd. #	129,955
232,691	Daqin Railway Co. Ltd. #	279,078
132,700	Guangshen Railway Co. Ltd. #	61,158
40,500	Guangzhou Baiyun International Airport Co. Ltd. #	59,451
72,700	Guangzhou Port Co. Ltd. #	42,014
450,100	Hainan Airlines Co. Ltd. #	123,194
154,567	Ningbo Port Co. Ltd. #	75,269
19,000	SF Holding Co. Ltd. #	90,670
37,700	Shanghai International Airport Co. Ltd. #	279,156
126,900	Shanghai International Port Group Co. Ltd. #	95,830
10,800	Spring Airlines Co. Ltd. #	49,985
12,000	STO Express Co. Ltd. #	28,823
14,400	YTO Express Group Co. Ltd. #	21,053
5,400	Yunda Holding Co. Ltd. #	23,929
		1,709,333
Number of Shares		Value

Utilities: 3.1%
182,699	China National Nuclear Power Co. Ltd. #	$140,371
258,200	China Yangtze Power Co. Ltd. #	597,348
97,000	Datang International Power Generation Co. Ltd. #	44,572
461,300	GD Power Development Co. Ltd. #	172,208
127,500	Huadian Power International Corp. Ltd. #	88,368
70,400	Huaneng Lancang River Hydropower, Inc. #	32,369
172,131	Huaneng Power International, Inc. #	185,258
159,300	SDIC Power Holdings Co. Ltd. #	186,839
68,900	Sichuan Chuantou Energy Co. Ltd. #	87,084
159,610	Zhejiang Zheneng Electric Power Co. Ltd. #	110,111
		1,644,528
Total Common Stocks (Cost: $55,824,407)		53,946,755

Principal Amount
FOREIGN DEBT OBLIGATION: 0.0% (Cost: $17,231)
Software & Services: 0.0%
$107,000	Aisino Corp., 1.50% 06/12/21	16,562
Total Investments: 100.5% (Cost: $55,841,638)		53,963,317
Liabilities in excess of other assets: (0.5)%		(269,870)
NET ASSETS: 100.0%		$53,693,447

See Notes to Financial Statements

30

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $53,637,769 which represents 99.9% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $859,660 which represents 1.6% of net assets.

Summary of Investments by Sector	% of Investments	Value
Communication Services	1.3%	$711,509
Consumer Discretionary	9.7	5,239,373
Consumer Staples	8.6	4,626,766
Energy	2.6	1,377,482
Financials	34.7	18,740,427
Health Care	6.6	3,584,225
Industrials	14.1	7,609,529
Information Technology	7.6	4,082,918
Materials	6.9	3,738,387
Real Estate	4.8	2,608,173
Utilities	3.1	1,644,528
	100.0%	$53,963,317

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$1,546,109	$—	$1,546,109
Banks	—	9,899,524	—	9,899,524
Capital Goods	—	5,719,987	—	5,719,987
Commercial & Professional Services	—	180,209	—	180,209
Consumer Durables & Apparel	—	2,736,165	—	2,736,165
Consumer Services	—	572,352	—	572,352
Diversified Financials	—	1,696,606	—	1,696,606
Energy	47,416	1,330,066	—	1,377,482
Financials	—	2,726,226	—	2,726,226
Food, Beverage & Tobacco	14,525	4,612,241	—	4,626,766
Health Care Equipment & Services	—	765,352	—	765,352
Insurance	—	4,418,071	—	4,418,071
Materials	—	3,738,387	—	3,738,387
Media & Entertainment	—	436,833	—	436,833
Pharmaceuticals, Biotechnology	118,311	2,700,562	—	2,818,873
Real Estate	—	2,608,173	—	2,608,173
Retailing	—	384,747	—	384,747
Semiconductor	50,797	393,739	—	444,536
Software & Services	—	850,309	—	850,309
Technology Hardware & Equipment	77,937	2,693,574	—	2,771,511
Telecommunication Services	—	274,676	—	274,676
Transportation	—	1,709,333	—	1,709,333
Utilities	—	1,644,528	—	1,644,528
Foreign Debt Obligation*	—	16,562	—	16,562
Total	$308,986	$53,654,331	$—	$53,963,317

*	See Schedule of Investments for industry breakouts.

See Notes to Financial Statements

31

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 100.1%
Automobiles & Components: 3.1%
54,222	Byd Co. Ltd. #	$404,765
76,658	Zhejiang Wanfeng Auto Wheel Co. Ltd. #	87,004
		491,769
Banks: 2.3%
155,532	Bank of Ningbo Co. Ltd. #	367,693
Capital Goods: 13.0%
88,800	AVIC Electromechanical Systems Co. Ltd. #	84,418
80,900	Beijing Orient Landscape Co. Ltd. #	82,283
15,400	Contemporary Amperex Technology Co. Ltd. * #	166,443
33,305	Eve Energy Co. Ltd. #	76,735
98,000	Guangdong LY Intelligent Manufacturing Co. Ltd. * #	35,798
47,130	Guoxuan High-Tech Co. Ltd. #	79,560
57,300	Han’s Laser Technology Co. Ltd. #	254,312
83,100	Jiangxi Special Electric Motor Co. Ltd. #	71,346
154,292	Luxshare Precision Industry Co. Ltd. #	316,596
71,690	Shenzhen Inovance Technology Co. Ltd. #	210,857
79,522	Siasun Robot & Automation Co. Ltd. #	153,417
62,300	Sungrow Power Supply Co. Ltd. #	81,260
91,149	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	107,730
141,470	Xinjiang Goldwind Science and Technology Co. Ltd. #	206,669
60,651	Zhejiang Sanhua Intelligent Controls Co. Ltd. #	112,414
		2,039,838
Commercial & Professional Services: 0.8%
105,163	Beijing Originwater Technology Co. Ltd. #	119,856
Consumer Durables & Apparel: 1.9%
31,380	Hangzhou Robam Appliances Co. Ltd. #	92,705
56,451	NavInfo Co. Ltd. #	116,406
39,493	Suofeiya Home Collection Co. Ltd. #	96,678
		305,789
Consumer Services: 1.0%
48,321	Songcheng Performance Development Co. Ltd. #	150,472
Diversified Financials: 6.5%
252,007	East Money Information Co. Ltd. #	445,012
136,280	First Capital Securities Co. Ltd. #	107,970
143,081	Guoyuan Securities Co. Ltd. #	174,948
12,700	Hithink RoyalFlush Information Network Co. Ltd. #	70,803
105,200	Shanxi Securities Co. Ltd. #	90,910
118,610	Western Securities Co. Ltd. #	132,753
		1,022,396
Number of Shares		Value

Food, Beverage & Tobacco: 10.2%
244,888	Guangdong Wens Foodstuffs Group Co. Ltd. #	$935,588
36,238	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	501,854
38,420	Muyuan Foodstuff Co. Ltd. #	161,033
		1,598,475
Health Care Equipment & Services: 6.7%
55,100	Aier Eye Hospital Group Co. Ltd. #	211,555
38,620	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. #	110,374
65,496	Lepu Medical Technology Beijing Co. Ltd. #	198,739
118,780	Meinian Onehealth Healthcare Holdings Co. Ltd. #	260,147
76,100	Shanghai Kingstar Winning Software Co. Ltd. #	138,711
8,600	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. *	136,717
		1,056,243
Materials: 9.3%
170,595	Beijing Kangde Xin Composite Material Co. Ltd. #	189,284
60,169	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. #	113,743
69,589	Beijing Sanju Environmental Protection and New Material Co. Ltd. #	100,005
232,676	GEM Co. Ltd. #	130,453
50,300	Jiangxi Ganfeng Lithium Co. Ltd. #	162,525
96,300	Kingenta Ecological Engineering Group Co. Ltd. #	88,829
36,100	Lomon Billions Group Co. Ltd. #	64,748
4,500	Nanjing Hanrui Cobalt Co. Ltd. #	48,604
76,300	Rongsheng Petrochemical Co. Ltd. #	112,371
44,200	Sansteel Minguang Co. Ltd., Fujian #	82,509
47,420	Tianqi Lithium Industries, Inc. #	203,689
99,300	Xinjiang Zhongtai Chemical Co. Ltd. #	102,251
69,100	Zhejiang Transfar Co. Ltd. #	65,454
		1,464,465
Media & Entertainment: 4.1%
61,910	Beijing Enlight Media Co. Ltd. #	68,634
36,100	Beijing Kunlun Tech Co. Ltd. #	67,956
29,280	Giant Network Group Co. Ltd. #	82,957
112,291	Huayi Brothers Media Corp. #	76,861
167,340	Ourpalm Co. Ltd. #	86,475
25,900	Perfect World Co. Ltd. #	105,181
47,450	Wanda Film Holding Co. Ltd.	150,769
		638,833
Pharmaceuticals, Biotechnology: 10.0%
27,298	Beijing SL Pharmaceutical Co. Ltd. #	98,853
10,700	BGI Genomics Co. Ltd. #	93,815
29,600	Chongqing Zhifei Biological Products Co. Ltd. #	166,868
21,100	Hangzhou Tigermed Consulting Co. Ltd. #	131,435
35,260	Hualan Biological Engineering, Inc. #	168,774
91,963	Shanghai RAAS Blood Products Co. Ltd.	107,218

See Notes to Financial Statements

32

Number of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
17,500	Shenzhen Kangtai Biological Products Co. Ltd. #	$91,128
23,740	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	72,412
60,698	Sichuan Kelun Pharmaceutical Co. Ltd. #	183,028
76,600	Walvax Biotechnology Co. Ltd. * #	213,506
48,500	Yifan Pharmaceutical Co. Ltd. #	75,879
76,570	Zhejiang NHU Co. Ltd. #	167,774
		1,570,690
Real Estate: 0.8%
113,900	RiseSun Real Estate Development Co. Ltd. #	132,055
Retailing: 2.1%
226,437	Suning Commerce Group Co. Ltd. #	325,413
Semiconductor: 1.2%
115,520	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. #	121,970
112,400	Tianshui Huatian Technology Co. Ltd. #	66,551
		188,521
Software & Services: 8.2%
101,550	Anhui USTC iFlytek Co. Ltd. #	365,945
21,290	Beijing Shiji Information Technology Co. Ltd. #	80,753
60,400	Beijing Sinnet Technology Co. Ltd. #	111,904
127,558	DHC Software Co. Ltd. #	129,545
45,175	Glodon Software Co. Ltd. #	137,278
2,800	Sangfor Technologies, Inc. *	36,516
213,241	Shanghai 2345 Network Holding Group Co. Ltd. #	114,893
37,300	Venustech Group, Inc. #	111,992
104,250	Wangsu Science and Technology Co. Ltd. #	119,446
49,900	Wonders Information Co. Ltd. #	87,394
		1,295,666
Number of Shares		Value

Technology Hardware & Equipment: 17.3%
69,800	Chaozhou Three-Circle Group Co. Ltd. #	$172,250
25,970	China Aviation Optical-Electrical Technology Co. Ltd. #	127,726
494,760	Focus Media Information Technology Co. Ltd. #	377,334
130,616	GoerTek, Inc. #	131,008
105,200	Guangzhou Haige Communications Group, Inc. Co. #	119,586
225,750	Hangzhou Hikvision Digital Technology Co. Ltd. #	851,270
47,668	Lens Technology Co. Ltd. #	45,304
103,150	Leyard Optoelectronic Co. Ltd. #	115,923
13,000	NAURA Technology Group Co. Ltd. #	71,656
130,262	Shenzhen O-film Tech Co. Ltd. #	174,864
54,001	Shenzhen Sunway Communication Co. Ltd. #	170,206
26,000	Tongfang Guoxin Electronics Co. Ltd. #	109,715
124,400	Wuhu Token Science Co. Ltd. #	75,439
106,405	Zhejiang Dahua Technology Co. Ltd. #	178,511
		2,720,792
Transportation: 1.6%
38,600	SF Holding Co. Ltd. #	184,203
14,960	Yunda Holding Co. Ltd. #	66,294
		250,497
Total Common Stocks (Cost: $16,627,751)		15,739,463
Liabilities in excess of other assets: (0.1)%		(9,143)
NET ASSETS: 100.0%		$15,730,320

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $15,308,243 which represents 97.3% of net assets.

Summary of Investments by Sector	% of Investments	Value
Communication Services	4.1%	$638,833
Consumer Discretionary	8.1	1,273,443
Consumer Staples	10.2	1,598,475
Financials	8.8	1,390,089
Health Care	16.7	2,626,933
Industrials	15.3	2,410,191
Information Technology	26.7	4,204,979
Materials	9.3	1,464,465
Real Estate	0.8	132,055
	100.0%	$15,739,463

See Notes to Financial Statements

33

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$491,769	$—	$491,769
Banks	—	367,693	—	367,693
Capital Goods	—	2,039,838	—	2,039,838
Commercial & Professional Services	—	119,856	—	119,856
Consumer Durables & Apparel	—	305,789	—	305,789
Consumer Services	—	150,472	—	150,472
Diversified Financials	—	1,022,396	—	1,022,396
Food, Beverage & Tobacco	—	1,598,475	—	1,598,475
Health Care Equipment & Services	136,717	919,526	—	1,056,243
Materials	—	1,464,465	—	1,464,465
Media & Entertainment	150,769	488,064	—	638,833
Pharmaceuticals, Biotechnology	107,218	1,463,472	—	1,570,690
Real Estate	—	132,055	—	132,055
Retailing	—	325,413	—	325,413
Semiconductor	—	188,521	—	188,521
Software & Services	36,516	1,259,150	—	1,295,666
Technology Hardware & Equipment	—	2,720,792	—	2,720,792
Transportation	—	250,497	—	250,497
Total	$431,220	$15,308,243	$—	$15,739,463

See Notes to Financial Statements

34

VANECK VECTORS EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 100.2%
Banks: 9.3%
725,618	Commercial International Bank (GDR) # Reg S	$3,074,745
Capital Goods: 6.5%
2,161,181	El Sewedy Electric Co.	2,167,211
Consumer Durables & Apparel: 2.0%
1,112,257	Oriental Weavers	648,610
Diversified Financials: 19.8%
4,285,328	Citadel Capital Corp. * #	850,929
545,122	Egyptian Financial Group-Hermes Holding Co. (GDR) * # Reg S	898,857
1,041,235	Egyptian Financial Group-Hermes Holding SAE * #	882,090
2,763,407	Egyptian Kuwaiti Holding Co. (USD)	2,967,899
2,883,012	Pioneers Holding * #	985,601
		6,585,376
Energy: 2.1%
380,432	TransGlobe Energy Corp. (USD)	711,408
Food, Beverage & Tobacco: 11.0%
2,448,844	Eastern Co. SAE	2,221,998
2,276,948	Juhayna Food Industries #	1,427,920
		3,649,918
Health Care Equipment & Services: 3.7%
1,852,259	Ibnsina Pharma SAE *	1,049,131
39,026	Integrated Diagnostics Holdings Plc (USD) Reg S 144A	162,348
		1,211,479
Materials: 16.5%
972,677	Abou Kir Fertilizers & Chemical Industries #	1,241,416
2,208,857	Alexandria Mineral Oils Co. #	768,382
1,290,760	Centamin Plc #	1,794,578
867,205	Ezz Steel *	881,239
838,049	Sidi Kerir Petrochemcials Co.	800,636
		5,486,251
Number of Shares		Value

Real Estate: 18.7%
3,356,835	Emaar Misr for Development SAE *	$612,548
710,391	Heliopolis Housing #	716,562
3,716,087	Medinet Nasr Housing * #	1,392,840
5,528,607	Palm Hills Developments SAE *	672,565
1,151,355	Six of October Development & Investment Co. * #	863,037
3,575,507	Talaat Moustafa Group #	1,969,212
		6,226,764
Telecommunication Services: 10.6%
8,161,103	Global Telecom Holding SAE * #	1,692,413
14,354,756	Orascom Telecom Media and Technology Holding SAE * #	462,942
1,946,407	Telecom Egypt	1,377,257
		3,532,612
Total Common Stocks (Cost: $32,592,476)		33,294,374
MONEY MARKET FUND: 1.7% (Cost: $552,273)
552,273	Dreyfus Government Cash Management Fund — Institutional Shares	552,273
Total Investments: 101.9% (Cost: $33,144,749)		33,846,647
Liabilities in excess of other assets: (1.9)%		(622,769)
NET ASSETS: 100.0%		$33,223,878

Definitions:

GDR	Global Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $19,021,524 which represents 57.3% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $162,348, or 0.5% of net assets.

See Notes to Financial Statements

35

VANECK VECTORS EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector	% of Investments	Value
Communication Services	10.4%	$3,532,612
Consumer Discretionary	1.9	648,610
Consumer Staples	10.8	3,649,918
Energy	2.1	711,408
Financials	28.6	9,660,121
Health Care	3.6	1,211,479
Industrials	6.4	2,167,211
Materials	16.2	5,486,251
Real Estate	18.4	6,226,764
Money Market Fund	1.6	552,273
	100.0%	$33,846,647

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stock
Banks	$—	$3,074,745	$—	$3,074,745
Capital Goods	2,167,211	—	—	2,167,211
Consumer Durables & Apparel	648,610	—	—	648,610
Diversified Financials	2,967,899	3,617,477	—	6,585,376
Energy	711,408	—	—	711,408
Food, Beverage & Tobacco	2,221,998	1,427,920	—	3,649,918
Health Care Equipment & Services	1,211,479	—	—	1,211,479
Materials	1,681,875	3,804,376	—	5,486,251
Real Estate	1,285,113	4,941,651	—	6,226,764
Telecommunication Services	1,377,257	2,155,355	—	3,532,612
Money Market Fund	552,273	—	—	552,273
Total	$14,825,123	$19,021,524	$—	$33,846,647

See Notes to Financial Statements

36

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 99.8%
Automobiles & Components: 2.1%
129,946	Ceat Ltd. #	$2,429,180
731,468	Jamna Auto Industries Ltd. #	679,810
56,167	JBM Auto Ltd. #	247,777
416,366	JK Tyre & Industries Ltd. #	617,963
		3,974,730
Banks: 7.4%
1,435,831	Allahabad Bank * #	947,993
1,994,986	Andhra Bank * #	839,805
244,434	Can Fin Homes Ltd. #	1,010,448
2,073,488	Dena Bank * #	508,143
1,159,136	Development Credit Bank Ltd. #	2,807,106
98,855	GIC Housing Finance Ltd. #	373,086
2,395,530	Indian Overseas Bank * #	512,892
1,746,319	Jammu & Kashmir Bank Ltd. * #	941,739
1,059,194	Karnataka Bank Ltd. #	1,701,056
391,730	Lakshmi Vilas Bank Ltd. * #	488,813
725,990	Oriental Bank of Commerce * #	993,955
6,782,557	South Indian Bank Ltd. #	1,509,947
1,842,881	Syndicate Bank * #	1,037,322
907,566	UCO Bank * #	263,863
		13,936,168
Capital Goods: 11.2%
76,448	BEML Ltd. #	990,228
2,396,938	Crompton Greaves Ltd. * #	1,537,286
448,295	Greaves Cotton Ltd. #	760,346
3,805,881	Hindustan Construction Co. Ltd. * #	713,280
407,380	Inox Wind Ltd. * #	448,111
2,277,972	Jain Irrigation Systems Ltd. #	2,274,412
8,369,451	Jaiprakash Associates Ltd. * #	922,221
283,733	KEI Industries Ltd. #	1,457,546
1,147,325	MMTC Ltd. #	507,431
3,124,086	Nagarjuna Construction Co. Ltd. #	3,938,750
764,901	Nava Bharat Ventures Ltd. #	1,321,146
66,900	Nissei ASB Machine Co. Ltd. #	2,117,007
677,005	Pipavav Defence & Offshore Engineering Co. Ltd. * #	135,032
334,619	Praj Industries Ltd. #	525,330
27,410	Rushil Decor Ltd. #	260,982
45,383	SML Isuzu Ltd. #	431,761
19,938,128	Suzlon Energy Ltd. * #	1,541,292
403,949	Texmaco Rail & Engineering Ltd. #	341,532
212,076	Titagarh Wagons Ltd. #	247,215
271,839	Welspun Enterprises Ltd. #	442,255
		20,913,163
Consumer Durables & Apparel: 8.4%
57,727	Amber Enterprises India Ltd. * #	747,940
187,926	Bajaj Electricals Ltd. #	1,355,671
379,140	Bombay Dyeing & Manufacturing Co. Ltd. #	616,534
20,790	Dixon Technologies India Ltd. # Reg S	613,932
180,740	Himatsingka Seide Ltd. #	551,787
35,356	Hitachi Home & Life Solutions India Ltd. #	921,714
362,370	Indo Count Industries Ltd. #	291,973
368,099	Jindal Worldwide Ltd. #	363,681
122,075	Kitex Garments Ltd. #	194,090
46,357	LUX Industries Ltd. #	900,751
Number of Shares		Value

Consumer Durables & Apparel: (continued)
220,848	Mirza International Ltd. #	$262,714
112,678	Raymond Ltd. #	1,361,903
3,226,335	Sintex Industries Ltd. #	544,810
448,387	Swan Energy Ltd. #	649,586
150,084	TCNS Clothing Co. Ltd. * # Reg S 144A	1,450,565
935,475	Trident Ltd. #	889,140
19,438	TTK Prestige Ltd. #	2,084,414
259,419	VIP Industries Ltd. #	1,917,412
		15,718,617
Consumer Services: 3.1%
155,621	Aptech Ltd. #	425,496
1,298,085	Chennai Super Kings Cricket Ltd. * # § ∞ ø	10,459
220,838	Cox & Kings Financial Service Ltd. * # ∞	224,903
688,763	Cox & Kings Ltd. #	1,638,233
497,367	Delta Corp. Ltd. #	1,804,848
23,982	Kaya Ltd. * #	262,358
1,454,342	Lemon Tree Hotels Ltd. * # Reg S 144A	1,531,242
		5,897,539
Consumer, Cyclical: 0.2%
261,755	Kesoram Industries Ltd. * #	324,482
Diversified Financials: 5.7%
95,070	BSE Ltd. #	814,480
191,833	Central Depository Services India Ltd. # Reg S	613,288
166,754	Credit Analysis & Research Ltd. #	2,355,963
5,707,841	IFCI Ltd. * #	1,221,335
169,322	IndoStar Capital Finance Ltd. # Reg S 144A	840,566
191,138	Multi Commodity Exchange of India Ltd. #	2,010,794
1,719,451	PTC India Financial Services Ltd. #	427,034
205,764	Repco Home Finance Ltd. #	1,174,978
1,231,367	SREI Infrastructure Finance Ltd. #	637,698
302,521	Tourism Finance Corp of India Ltd. #	536,020
		10,632,156
Energy: 1.2%
273,360	Chennai Petroleum Corp. Ltd. #	1,160,869
583,759	Gujarat Mineral Development Corp. Ltd. #	746,022
239,549	Hindustan Oil Exploration Co. Ltd. * #	405,082
		2,311,973
Food, Beverage & Tobacco: 6.3%
239,688	Avanti Feeds Ltd. #	1,322,740
1,030,899	Balrampur Chini Mills Ltd. * #	1,505,901
83,515	Godfrey Phillips India Ltd. #	1,060,296
227,487	Kaveri Seed Co. Ltd. #	1,871,803
236,386	Manpasand Beverages Ltd. #	300,389
334,883	McLeod Russel India Ltd. #	568,172
257,351	Parag Milk Foods Ltd. # Reg S 144A	912,462
141,951	Prabhat Dairy Ltd. * # Reg S	183,797
407,858	Radico Khaitan Ltd. #	2,335,806
3,174,227	Shree Renuka Sugars Ltd. * #	485,885
473,515	Triveni Engineering & Industries Ltd. * #	324,217
25,860	Venky’s India Ltd. #	888,785
		11,760,253

See Notes to Financial Statements

37

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

(continued)

Number of Shares		Value

Health Care Equipment & Services: 0.9%
492,746	Max India Ltd. * #	603,724
173,491	Shalby Ltd. * # Reg S	362,498
98,621	Thyrocare Technologies Ltd. # Reg S 144A	761,376
		1,727,598
Household & Personal Products: 0.3%
239,068	Eveready Industries India Ltd. #	641,819
Materials: 20.2%
204,956	Advanced Enzyme Technologies Ltd. # Reg S	518,575
73,007	Andhra Pradesh Paper Mills * #	463,217
35,887	Astec Lifesciences Ltd. #	271,802
54,451	Atul Ltd. #	2,679,469
304,556	Bhansali Engineering Polymers Ltd. #	384,943
224,304	Bodal Chemicals Ltd. #	364,213
407,847	Century Plyboards India Ltd. #	1,037,948
764,038	Chambal Fertilizers & Chemicals Ltd. #	1,619,793
298,150	DCM Shriram Ltd. #	1,443,958
161,920	Deepak Fertilizers & Petrochemicals Corp. Ltd. #	344,604
324,913	EID Parry India Ltd. #	961,224
179,952	GHCL Ltd. #	632,048
285,305	Gujarat Narmada Valley Fertilizers Co. Ltd. #	1,392,690
832,086	Himadri Speciality Chemical Ltd. #	1,564,833
849,220	Hindustan Copper Ltd. #	637,627
947,422	India Cements Ltd. #	1,302,665
45,395	Indian Metals & Ferro Alloys Ltd. #	165,851
368,531	Jai Corp. Ltd. #	586,648
904,926	Jindal Saw Ltd. #	1,098,671
433,110	Jindal Stainless Hisar Ltd. * #	572,243
216,009	JK Lakshmi Cement Ltd. #	906,347
327,205	JK Paper Ltd. #	713,966
80,135	Kalyani Steels Ltd. #	258,033
57,539	Kiri Dyes & Chemicals Ltd. * #	370,412
466,850	Meghmani Organics Ltd. #	401,387
257,928	Mishra Dhatu Nigam Ltd. # Reg S 144A	493,017
472,898	MOIL Ltd. #	1,158,667
31,690	Monsanto India Ltd. #	1,189,485
525,329	National Fertilizers Ltd. * #	273,172
27,394	Nilkamal Ltd. #	580,210
303,557	NOCIL Ltd. #	717,319
316,364	Phillips Carbon Black Ltd. #	935,674
924,022	Prism Cement Ltd. #	1,171,248
617,436	Rain Industries Ltd. #	1,181,155
356,990	Rallis India Ltd. #	912,957
1,012,745	Rashtriya Chemicals & Fertilizers Ltd. #	927,449
460,766	Sanghi Industries Ltd. * #	400,540
66,176	Sarda Energy & Minerals Ltd. #	251,590
265,483	SH Kelkar & Co. Ltd. # Reg S 144A	653,428
117,314	Sharda Cropchem Ltd. #	507,719
3,282,073	Sintex Plastics Technology Ltd. * #	1,178,920
127,082	Sudarshan Chemical Industries #	616,987
99,880	Surya Roshni Ltd. #	326,809
127,051	Tamil Nadu Newsprint & Papers Ltd. #	468,038
46,422	Tata Metaliks Ltd. #	412,096
28,270	Tata Sponge Iron Ltd. #	347,063
187,956	Thirumalai Chemicals Ltd. #	299,610
192,140	Tinplate Co. of India Ltd. #	408,900
Number of Shares		Value

Materials: (continued)
132,560	Uflex Ltd. #	$536,999
588,314	Welspun Corp. Ltd. #	1,172,263
		37,814,482
Media & Entertainment: 5.2%
174,598	Eros International Media Ltd. * #	219,181
218,987	Eros International Plc (USD) *	1,815,402
223,655	GTPL Hathway Ltd. # Reg S 144A	289,321
139,227	Just Dial Ltd. * #	1,000,197
2,001,983	Network 18 Media & Investments Ltd. * #	1,169,522
178,748	PVR Ltd. #	4,106,100
64,205	S Chand and Co. Ltd. #	195,799
31,961	Saregama India Ltd. #	274,597
118,648	TV Today Network Ltd. #	633,585
		9,703,704
Pharmaceuticals, Biotechnology: 6.2%
189,348	Bliss Gvs Pharma Ltd. #	446,804
952,901	Granules India Ltd. #	1,224,057
338,256	Ipca Laboratories Ltd. #	3,882,460
153,411	JB Chemicals & Pharmaceuticals Ltd. #	671,283
1,534,078	Marksans Pharma Ltd. #	611,104
30,472	Merck Ltd. #	1,341,781
335,623	Strides Shasun Ltd. #	2,213,380
389,425	Suven Life Sciences Ltd. #	1,261,851
		11,652,720
Real Estate: 2.4%
835,143	Anant Raj Industries Ltd. #	434,382
1,979,382	Housing Development & Infrastructure Ltd. * #	744,626
335,754	OMAXE Ltd. #	1,027,928
282,929	Sobha Developers Ltd. #	1,843,627
16,999,064	Unitech Ltd. * #	498,321
		4,548,884
Retailing: 1.7%
833,816	Future Retail Ltd. * #	455,969
1,267,810	PC Jeweller Ltd. #	1,561,424
41,945	Shankara Building Products Ltd. #	315,053
62,550	V2 Retail Ltd. * #	249,501
148,403	Yatra Online, Inc. (USD) *	596,580
		3,178,527
Software & Services: 9.3%
56,022	8K Miles Software Services Ltd. * #	112,891
188,069	BLS International Services Ltd. #	322,282
1,267,862	Firstsource Solutions Ltd. #	851,097
241,302	Intellect Design Arena Ltd. * #	775,997
1,208,508	KPIT Cummins Infosystems Ltd. #	3,773,687
51,932	Majesco Ltd. * #	371,881
89,512	Mastek Ltd. #	582,357
127,097	Newgen Software Technologies Ltd. #	536,706
626,328	NIIT Ltd. * #	779,640
230,898	NIIT Technologies Ltd. #	3,799,785
118,620	Quick Heal Technologies Ltd. # Reg S 144A	361,499
241,304	Sonata Software Ltd. #	1,045,229
271,565	Take Solutions Ltd. #	579,119
114,234	Tata Elxsi Ltd. #	1,669,455
3,968,317	Vakrangee Software Ltd. #	1,890,698
		17,452,323

See Notes to Financial Statements

38

Number of Shares		Value

Technology Hardware & Equipment: 1.3%
158,995	Astra Microwave Products Ltd. #	$177,041
931,686	HCL Infosystems Ltd. * #	333,889
1,132,516	Redington India Ltd. #	1,437,804
167,929	Tejas Networks Ltd. * # Reg S 144A	499,177
		2,447,911
Telecommunication Services: 1.7%
4,645,096	Himachal Futuristic Communications Ltd. #	1,408,727
8,672,769	Reliance Communications Ltd. * #	1,788,914
		3,197,641
Transportation: 3.3%
51,400	Dredging Corp. of India Ltd. #	324,166
82,724	Future Supply Chain Solutions Ltd. # Reg S 144A	776,596
390,872	Gateway Distriparks Ltd. #	724,855
199,253	Gati Ltd. #	247,939
5,554,317	GVK Power & Infrastructure Ltd. * #	616,443
208,533	Jet Airways India Ltd. * #	827,947
131,010	Mahindra Logistics Ltd. # Reg S 144A	970,254
336,755	MEP Infrastructure Developers Ltd. #	219,519
276,311	Navkar Corp. Ltd. * # Reg S 144A	224,233
819,448	Shipping Corp of India Ltd. * #	564,888
165,845	VRL Logistics Ltd. #	696,069
		6,192,909
Number of Shares		Value

Utilities: 1.7%
69,147	BF Utilities Ltd. * #	$214,065
11,006,981	Jaiprakash Power Ventures Ltd. * #	323,083
1,358,471	PTC India Ltd. #	1,804,779
204,941	VA Tech Wabag Ltd. #	760,246
		3,102,173
Total Common Stocks (Cost: $194,627,891)		187,129,772
MONEY MARKET FUND: 0.4% (Cost: $681,967)
681,967	Dreyfus Government Cash Management Fund — Institutional Shares	681,967
Total Investments: 100.2% (Cost: $195,309,858)		187,811,739
Liabilities in excess of other assets: (0.2)%		(372,577)
NET ASSETS: 100.0%		$187,439,162

Definition:

USD	United States Dollar

Footnotes:

(a)	Represents Consolidated Schedule of Investments.
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $184,717,790 which represents 98.5% of net assets.
ø	Restricted Security-the aggregate value of restricted securities is $10,459, or 0.0% of net assets.
§	Illiquid Security-the aggregate value of illiquid securities is $10,459 which represents 0.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $9,763,736, or 5.2% of net assets.

Restricted securities held by the Fund as of December 31, 2018 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Chennai Super Kings Cricket Ltd.	10/08/15	1,298,085	$35,108	$10,459	0.0%

See Notes to Financial Statements

39

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

(continued)

Summary of Investments by Sector	% of Investments	Value
Communication Services	6.9%	$12,901,345
Consumer Discretionary	15.3	28,637,926
Consumer Staples	6.6	12,402,072
Energy	1.2	2,311,973
Financials	13.1	24,568,324
Health Care	7.1	13,380,318
Industrials	14.8	27,776,106
Information Technology	10.6	19,900,234
Materials	20.1	37,814,482
Real Estate	2.4	4,548,884
Utilities	1.5	2,888,108
Money Market Fund	0.4	681,967
	100.0%	$187,811,739

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$3,974,730	$—	$3,974,730
Banks	—	13,936,168	—	13,936,168
Capital Goods	—	20,913,163	—	20,913,163
Consumer Durables & Apparel	—	15,718,617	—	15,718,617
Consumer Services	—	5,662,177	235,362	5,897,539
Consumer, Cyclical	—	324,482	—	324,482
Diversified Financials	—	10,632,156	—	10,632,156
Energy	—	2,311,973	—	2,311,973
Food, Beverage & Tobacco	—	11,760,253	—	11,760,253
Health Care Equipment & Services	—	1,727,598	—	1,727,598
Household & Personal Products	—	641,819	—	641,819
Materials	—	37,814,482	—	37,814,482
Media & Entertainment	1,815,402	7,888,302	—	9,703,704
Pharmaceuticals, Biotechnology	—	11,652,720	—	11,652,720
Real Estate	—	4,548,884	—	4,548,884
Retailing	596,580	2,581,947	—	3,178,527
Software & Services	—	17,452,323	—	17,452,323
Technology Hardware & Equipment	—	2,447,911	—	2,447,911
Telecommunication Services	—	3,197,641	—	3,197,641
Transportation	—	6,192,909	—	6,192,909
Utilities	—	3,102,173	—	3,102,173
Money Market Fund	681,967	—	—	681,967
Total	$3,093,949	$184,482,428	$235,362	$187,811,739

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2018:

Common Stocks
Consumer
Services
Balance as of December 31, 2017	$11,440
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	27,622
Purchases	196,300
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2018	$235,362

See Notes to Financial Statements

40

VANECK VECTORS INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 99.9%
Automobiles & Components: 7.0%
5,437,500	Astra International Tbk PT #	$3,115,099
Banks: 29.7%
1,985,200	Bank Central Asia Tbk PT #	3,590,134
1,091,700	Bank Danamon Indonesia Tbk PT #	577,197
5,144,002	Bank Mandiri Persero Tbk PT #	2,638,723
4,046,032	Bank Negara Indonesia Persero Tbk PT #	2,481,773
14,162,500	Bank Rakyat Indonesia Tbk PT #	3,608,015
2,297,600	Bank Tabungan Negara Tbk PT #	406,491
		13,302,333
Capital Goods: 1.1%
1,647,768	PP Persero Tbk PT #	207,194
2,503,288	Waskita Karya Persero Tbk PT #	293,253
		500,447
Diversified Financials: 1.5%
1,037,250	First Pacific Company Ltd. #	401,827
6,024,600	Kresna Graha Investama Tbk PT * #	274,396
		676,223
Energy: 9.4%
8,674,700	Adaro Energy Tbk PT #	733,875
2,435,897	Banpu PCL (NVDR) #	1,108,494
214,500	Indo Tambangraya Megah Tbk PT #	302,510
1,687,200	Tambang Batubara Bukit Asam Tbk PT #	505,448
829,569	United Tractors Tbk PT #	1,579,294
		4,229,621
Food, Beverage & Tobacco: 13.4%
3,913,500	Charoen Pokphand Indonesia Tbk PT #	1,968,577
2,624,800	Golden Agri-Resources Ltd. #	471,239
250,500	Gudang Garam Tbk PT #	1,459,585
1,201,800	Indofood Cbp Sukses Makmur Tbk PT #	874,442
2,381,300	Indofood Sukses Makmur Tbk PT #	1,233,321
		6,007,164
Health Care Equipment & Services: 0.8%
3,078,097	Mitra Keluarga Karyasehat Tbk PT * # Reg S	337,297
Household & Personal Products: 4.4%
620,800	Unilever Indonesia Tbk PT #	1,963,977
Materials: 10.8%
2,219,600	Barito Pacific Tbk PT #	369,403
773,800	Chandra Asri Petrochemical Tbk PT #	319,171
1,394,700	Indah Kiat Pulp and Paper Corp. Tbk PT #	1,119,910
978,400	Indocement Tunggal Prakarsa Tbk PT #	1,256,531
675,500	Pabrik Kertas Tjiwi Kimia Tbk PT #	521,811
1,576,500	Semen Gresik Persero Tbk PT #	1,260,531
		4,847,357
Number of Shares		Value

Media & Entertainment: 0.9%
3,093,000	Surya Citra Media Tbk PT #	$402,862
Pharmaceuticals, Biotechnology: 2.6%
10,932,900	Kalbe Farma Tbk PT #	1,155,129
Real Estate: 3.8%
5,011,000	Bumi Serpong Damai Tbk PT * #	438,499
5,335,695	Ciputra Development Tbk PT #	375,593
39,974,300	Hanson International Tbk PT * #	330,934
7,836,700	Pakuwon Jati Tbk PT #	337,919
4,225,600	Summarecon Agung Tbk PT #	236,840
		1,719,785
Retailing: 4.1%
53,588	Jardine Cycle & Carriage Ltd. #	1,387,286
1,202,900	Matahari Department Store Tbk PT #	468,184
		1,855,470
Telecommunication Services: 7.7%
112,427	Telekomunikasi Indonesia Tbk PT (ADR)	2,946,712
983,100	Tower Bersama Infrastructure Tbk PT #	245,703
1,971,075	XL Axiata Tbk PT * #	271,690
		3,464,105
Transportation: 0.8%
1,181,050	Jasa Marga Persero Tbk PT #	351,803
Utilities: 1.9%
5,654,000	Perusahaan Gas Negara Tbk PT #	835,385
Total Common Stocks (Cost: $54,972,569)		44,764,057
MONEY MARKET FUND: 0.4% (Cost: $183,782)
183,782	Dreyfus Government Cash Management Fund — Institutional Shares	183,782
Total Investments: 100.3% (Cost: $55,156,351)		44,947,839
Liabilities in excess of other assets: (0.3)%		(147,273)
NET ASSETS: 100.0%		$44,800,566

See Notes to Financial Statements

41

VANECK VECTORS INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt

Footnotes:
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $41,817,345 which represents 93.3% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector	% of Investments	Value
Communication Services	8.6%	$3,866,967
Consumer Discretionary	11.1	4,970,569
Consumer Staples	17.7	7,971,141
Energy	9.4	4,229,621
Financials	31.1	13,978,556
Health Care	3.3	1,492,426
Industrials	1.9	852,250
Materials	10.8	4,847,357
Real Estate	3.8	1,719,785
Utilities	1.9	835,385
Money Market Fund	0.4	183,782
	100.0%	$44,947,839

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$3,115,099	$—	$3,115,099
Banks	—	13,302,333	—	13,302,333
Capital Goods	—	500,447	—	500,447
Diversified Financials	—	676,223	—	676,223
Energy	—	4,229,621	—	4,229,621
Food, Beverage & Tobacco	—	6,007,164	—	6,007,164
Health Care Equipment & Services	—	337,297	—	337,297
Household & Personal Products	—	1,963,977	—	1,963,977
Materials	—	4,847,357	—	4,847,357
Media & Entertainment	—	402,862	—	402,862
Pharmaceuticals, Biotechnology	—	1,155,129	—	1,155,129
Real Estate	—	1,719,785	—	1,719,785
Retailing	—	1,855,470	—	1,855,470
Telecommunication Services	2,946,712	517,393	—	3,464,105
Transportation	—	351,803	—	351,803
Utilities	—	835,385	—	835,385
Money Market Fund	183,782	—	—	183,782
Total	$3,130,494	$41,817,345	$—	$44,947,839

See Notes to Financial Statements

42

VANECK VECTORS ISRAEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 100.0%
Banks: 16.0%
349,204	Bank Hapoalim BM #	$2,209,867
473,883	Bank Leumi Le-Israel BM #	2,866,508
17,285	First International Bank of Israel Ltd. #	363,075
370,427	Israel Discount Bank Ltd. #	1,143,758
42,794	Mizrahi Tefahot Bank Ltd. #	723,236
26,457	Union Bank of Israel * #	105,926
		7,412,370
Capital Goods: 4.8%
13,153	Arotech Corp. *	34,461
7,856	Caesarstone Sdot-Yam Ltd. (USD) †	106,684
53,949	Discount Investment Corp. * † #	133,155
7,365	Elbit Systems Ltd. #	845,970
8,196	Elco Holdings Ltd. #	149,570
600	Electra Ltd. #	143,833
41,187	Inrom Construction Industries Ltd. #	120,089
11,152	Kornit Digital Ltd. (USD) *	208,765
3,121	Plasson Industries Ltd. #	136,857
13,649	RADA Electronic Industries Ltd. (USD) *	35,214
4,040	Scope Metals Group Ltd. #	99,900
37,942	Shapir Engineering and Industry Ltd. #	116,842
46,504	Shikun & Binui Ltd. * #	78,919
		2,210,259
Commercial & Professional Services: 0.3%
1,859	Danel Adir Yeoshua Ltd. #	90,698
2,786	Pointer Telocation Ltd. (USD) *	33,850
		124,548
Consumer Durables & Apparel: 1.0%
3,390	Delta-Galil Industries Ltd. #	83,835
8,346	Electra Consumer Products Ltd. #	94,773
2,511	Fox Wizel Ltd. #	57,042
37,169	Maytronics Ltd. #	212,604
		448,254
Consumer Services: 1.0%
130,355	888 Holdings Plc #	290,574
1,387	Fattal Holdings Ltd. * #	148,373
		438,947
Diversified Financials: 1.2%
31,874	Plus500 Ltd. (GBP) #	556,140
Energy: 3.0%
1,364	Delek Group Ltd. #	196,071
17,605	Energean Oil & Gas Plc *	140,876
2,774	Jerusalem Oil Exploration Ltd. * #	156,506
12,814	Naphtha Israel Petroleum Corp. Ltd. * #	81,872
537,000	Oil Refineries Ltd. #	256,600
3,152	Paz Oil Co. Ltd. #	475,704
24,346	Tamar Petroleum Ltd. # Reg S 144A	99,438
		1,407,067
Food & Staples Retailing: 0.8%
2,221	Rami Levi Chain Stores Hashikma Marketing Ltd. #	114,390
38,295	Shufersal Ltd. #	251,903
		366,293
Food, Beverage & Tobacco: 0.7%
15,014	Strauss Group Ltd. #	341,149
Number of Shares		Value

Health Care Equipment & Services: 1.7%
28,420	Mediterranean Towers Ltd. #	$48,217
22,359	Novocure Ltd. (USD) *	748,579
		796,796
Insurance: 2.1%
9,473	Clal Insurance Enterprises Holdings Ltd. * #	133,364
7,281	Direct Insurance Financial #	81,888
37,373	Harel Insurance Investments & Financial Services Ltd. #	245,445
2,539	IDI Insurance Co. Ltd. #	130,090
8,593	Menorah Mivtachim Holdings Ltd. #	91,347
124,099	Migdal Insurance & Financial Holdings Ltd. #	105,663
33,337	Phoenix Holdings Ltd. #	169,341
		957,138
Materials: 3.4%
219,327	Israel Chemicals Ltd. #	1,247,929
1,136	Israel Corp. Ltd. #	302,338
		1,550,267
Media & Entertainment: 0.3%
21,111	Taptica international Ltd. (GBP) #	43,092
86,369	XLMedia Plc (GBP) #	81,891
		124,983
Pharmaceuticals, Biotechnology: 10.8%
57,576	BioLine RX Ltd. (ADR) *	25,178
23,636	Compugen Ltd. (USD) * †	51,290
19,752	Foamix Pharmaceuticals Ltd. (USD) *	70,910
7,254	Galmed Pharmaceuticals Ltd. (USD) *	49,545
6,668	Intec Pharma Ltd. (USD) * †	50,277
11,321	Kamada Ltd. * #	56,705
50,443	Pluristem Therapeutics, Inc. (USD) *	39,754
75,519	Protalix BioTherapeutics, Inc. (USD) *	23,486
10,787	Redhill Biopharma Ltd. (ADR) *	59,868
3,817	Taro Pharmaceutical Industries Ltd. (USD)	323,071
264,520	Teva Pharmaceutical Industries Ltd. #	4,071,691
4,364	UroGen Pharma Ltd. (USD) * †	187,914
		5,009,689
Real Estate: 7.0%
4,136	A.D.O Group Ltd. * #	78,513
4,548	Africa Israel Properties Ltd. * #	101,788
23,743	Airport City Ltd. * #	292,066
36,801	Alony Hetz Properties & Investments Ltd. #	344,220
49,201	Amot Investments Ltd. † #	238,653
32,006	Ashtrom Properties Ltd. #	131,459
11,788	Azrieli Group Ltd. #	564,326
359	Bayside Land Corp. #	152,998
1,770	Big Shopping Centers Ltd. #	99,271
4,270	Blue Square Real Estate Ltd. #	136,243
1,375	Brack Capital Properties NV * #	130,857
22,091	Gazit-Globe Ltd. † #	153,870
56,035	Industrial Buildings Corp. * #	77,960
72,874	Jerusalem Economy Ltd. * #	187,517
7,513	Mega Or Holdings Ltd. #	78,818
5,365	Melisron Ltd. #	224,075
863	Property & Building Corp. #	64,428
22,051	Summit Real Estate Holdings Ltd. #	181,741
		3,238,803

See Notes to Financial Statements

43

VANECK VECTORS ISRAEL ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Retailing: 0.1%
15,163	Delek Automotive Systems Ltd. #	$59,750
Semiconductor: 6.3%
7,975	Camtek Ltd. (USD)	53,991
8,100	Ceva, Inc. *	178,929
8,349	DSP Group, Inc. *	93,509
16,015	Mellanox Technologies Ltd. (USD) *	1,479,466
8,288	Nova Measuring Instruments Ltd. * #	187,418
13,537	SolarEdge Technologies, Inc. (USD) * †	475,149
31,417	Tower Semiconductor Ltd. (USD) *	463,087
		2,931,549
Software & Services: 30.5%
10,672	Allot Communications Ltd. (USD) *	64,779
48,771	Amdocs Ltd.	2,857,005
6,425	Attunity Ltd. (USD) *	126,444
40,755	Check Point Software Technologies Ltd. (USD) *	4,183,501
11,002	CyberArk Software Ltd. (USD) *	815,688
9,997	ForeScout Technologies, Inc. *	259,822
2,613	Formula Systems Ltd. #	96,826
7,746	Hilan Ltd. #	182,161
18,158	LivePerson, Inc. *	342,460
9,359	Magic Software Enterprises Ltd. (USD) †	71,409
20,308	Matrix IT Ltd. #	224,666
19,738	NICE Systems Ltd. * #	2,139,845
18,936	SafeCharge International Group Ltd. #	56,723
9,152	Sapiens International Corp. NV (USD)	100,947
9,300	Varonis Systems, Inc. *	491,970
19,917	Verint Systems, Inc. *	842,688
14,191	Wix.com Ltd. (USD) *	1,282,015
		14,138,949
Technology Hardware & Equipment: 4.6%
7,790	AudioCodes Ltd. (USD)	76,965
123,318	BATM Advanced Communications (GBP) * #	72,959
22,119	Ceragon Networks Ltd. (USD) *	83,610
17,055	Gilat Satellite Networks Ltd. * #	157,940
5,554	Ituran Location and Control Ltd. (USD)	178,061
14,631	Orbotech Ltd. (USD) *	827,237
4,832	RADCOM Ltd. (USD) *	35,853
12,876	Radware Ltd. *	292,414
2,310	Silicom Ltd. (USD) *	80,711
17,326	Stratasys Ltd. * †	312,041
63,785	Suny Cellular Communication Ltd. * #	29,887
		2,147,678
Telecommunication Services: 2.0%
668,282	Bezeq The Israeli Telecommunication Corp. Ltd. #	652,557
16,865	Cellcom Israel Ltd. * † #	99,693
33,033	Partner Communications Co. Ltd. * #	161,763
		914,013
Number of Shares		Value

Transportation: 0.1%
118,508	El Al Israel Airlines * #	$37,515
Utilities: 2.3%
46,146	Energix-Renewable Energies Ltd. * #	58,993
144,979	Enlight Renewable Energy Ltd. * #	68,409
7,361	Kenon Holdings Ltd. (ILS) #	110,793
16,096	Ormat Technologies, Inc.	841,821
		1,080,016
Total Common Stocks (Cost: $45,355,779)		46,292,173

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.7%
Repurchase Agreements: 2.7%
$1,000,000	Repurchase agreement dated 12/31/18 with Daiwa Capital Markets America, Inc., 3.05%, due 1/2/19, proceeds $1,000,169; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 1/25/19 to 2/1/49, valued at $1,020,000 including accrued interest)	1,000,000
241,433	Repurchase agreement dated 12/31/18 with RBC Capital Markets LLC, 3.00%, due 1/2/19, proceeds $241,473; (collateralized by various U.S. government and agency obligations, 2.21% to 6.50%, due 2/1/20 to 11/1/48, valued at $246,262 including accrued interest)	241,433
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $1,241,433)		1,241,433
Total Investments: 102.7% (Cost: $46,597,212)		47,533,606
Liabilities in excess of other assets: (2.7)%		(1,248,614)
NET ASSETS: 100.0%		$46,284,992

See Notes to Financial Statements

44

Definitions:
ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar
ILS	New Israeli Shekel

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,060,635.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $27,190,879 which represents 58.7% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $99,438, or 0.2% of net assets.

Summary of Investments by Sector
Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	2.3%	$1,038,996
Consumer Discretionary	2.1	946,951
Consumer Staples	1.5	707,442
Energy	3.0	1,407,067
Financials	19.3	8,925,648
Health Care	12.5	5,806,485
Industrials	5.1	2,372,322
Information Technology	41.5	19,218,176
Materials	3.4	1,550,267
Real Estate	7.0	3,238,803
Utilities	2.3	1,080,016
	100.0%	$46,292,173

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$7,412,370	$—	$7,412,370
Capital Goods	385,124	1,825,135	—	2,210,259
Commercial & Professional Services	33,850	90,698	—	124,548
Consumer Durables & Apparel	—	448,254	—	448,254
Consumer Services	—	438,947	—	438,947
Diversified Financials	—	556,140	—	556,140
Energy	140,876	1,266,191	—	1,407,067
Food & Staples Retailing	—	366,293	—	366,293
Food, Beverage & Tobacco	—	341,149	—	341,149
Health Care Equipment & Services	748,579	48,217	—	796,796
Insurance	—	957,138	—	957,138
Materials	—	1,550,267	—	1,550,267
Media & Entertainment	—	124,983	—	124,983
Pharmaceuticals, Biotechnology	881,293	4,128,396	—	5,009,689
Real Estate	—	3,238,803	—	3,238,803
Retailing	—	59,750	—	59,750
Semiconductor	2,744,131	187,418	—	2,931,549
Software & Services	11,438,728	2,700,221	—	14,138,949
Technology Hardware & Equipment	1,886,892	260,786	—	2,147,678
Telecommunication Services	—	914,013	—	914,013
Transportation	—	37,515	—	37,515
Utilities	841,821	238,195	—	1,080,016
Repurchase Agreements	—	1,241,433	—	1,241,433
Total	$19,101,294	$28,432,312	$—	$47,533,606

See Notes to Financial Statements

45

VANECK VECTORS POLAND ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 100.0%
Banks: 30.6%
19,378	Alior Bank SA * #	$274,842
9,895	Bank Handlowy w Warszawie SA #	181,996
128,610	Bank Millennium SA * #	303,738
29,571	Bank Pekao SA #	858,816
6,837	Bank Zachodni WBK SA #	654,628
6,700	ING Bank Slaski SA † #	321,290
3,334	mBank SA #	377,183
97,735	PKO Bank Polski SA #	1,028,472
		4,000,965
Consumer Durables & Apparel: 7.6%
287	LPP SA #	601,099
7,482	NG2 SA † #	386,688
		987,787
Diversified Financials: 1.3%
4,062	Kruk SA #	169,614
Energy: 18.3%
23,521	Grupa Lotos SA #	555,147
35,264	Polski Koncern Naftowy Orlen SA #	1,017,814
446,156	Polskie Gornictwo Naftowe I Gazownictwo SA #	821,768
		2,394,729
Food & Staples Retailing: 7.3%
14,552	Dino Polska SA * # Reg S 144A	372,264
49,630	Jeronimo Martins, SGPS SA #	586,806
		959,070
Insurance: 7.1%
79,099	Powszechny Zaklad Ubezpieczen SA #	928,340
Materials: 7.7%
16,005	Jastrzebska Spolka Weglowa SA * #	288,259
30,250	KGHM Polska Miedz SA * #	714,907
		1,003,166
Media & Entertainment: 7.8%
15,527	CD Project SA * #	601,746
69,743	Cyfrowy Polsat SA * #	420,341
		1,022,087
Real Estate: 4.6%
75,998	NEPI Rockcastle Plc (ZAR)	596,995
Number of Shares		Value

Software & Services: 1.5%
16,343	Asseco Poland SA #	$200,855
Telecommunication Services: 1.9%
194,794	Orange Polska SA * #	249,039
Utilities: 4.3%
209,295	Polska Grupa Energetyczna SA * #	559,049
Total Common Stocks (Cost: $14,818,843)		13,071,696
MONEY MARKET FUND: 2.6% (Cost: $335,720)
335,720	Dreyfus Government Cash Management Fund — Institutional Shares	335,720
Total Investments Before Collateral for Securities Loaned: 102.6% (Cost: $15,154,563)		13,407,416

Principal Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.7% (Cost: $353,277)
Repurchase Agreement: 2.7%
$353,277	Repurchase agreement dated 12/31/18 with HSBC Securities USA, Inc., 3.00%, due 1/2/19, proceeds $353,336; (collateralized by various U.S. government and agency obligations, 0.00% to 1.44%, due 1/31/20 to 11/15/43, valued at $360,343 including accrued interest)	353,277
Total Investments: 105.3% (Cost: $15,507,840)		13,760,693
Liabilities in excess of other assets: (5.3)%		(696,094)
NET ASSETS: 100.0%		$13,064,599

See Notes to Financial Statements

46

Definitions:
ZAR	South African Rand

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $337,944.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $12,474,701 which represents 95.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $372,264, or 2.8% of net assets.

Summary of Investments by Sector
Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	9.5%	$1,271,126
Consumer Discretionary	7.4	987,787
Consumer Staples	7.1	959,070
Energy	17.9	2,394,729
Financials	38.0	5,098,919
Information Technology	1.5	200,855
Materials	7.5	1,003,166
Real Estate	4.4	596,995
Utilities	4.2	559,049
Money Market Fund	2.5	335,720
	100.0%	$13,407,416

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$4,000,965	$—	$4,000,965
Consumer Durables & Apparel	—	987,787	—	987,787
Diversified Financials	—	169,614	—	169,614
Energy	—	2,394,729	—	2,394,729
Food & Staples Retailing	—	959,070	—	959,070
Insurance	—	928,340	—	928,340
Materials	—	1,003,166	—	1,003,166
Media & Entertainment	—	1,022,087	—	1,022,087
Real Estate	596,995	—	—	596,995
Software & Services	—	200,855	—	200,855
Telecommunication Services	—	249,039	—	249,039
Utilities	—	559,049	—	559,049
Money Market Fund	335,720	—	—	335,720
Repurchase Agreement	—	353,277	—	353,277
Total	$932,715	$12,827,978	$—	$13,760,693

See Notes to Financial Statements

47

VANECK VECTORS RUSSIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 95.7%
Banks: 10.0%
9,611,006	Sberbank of Russia PJSC (ADR) #	$105,251,770
24,054,678	VTB Bank OJSC (GDR) # Reg S	26,737,256
		131,989,026
Diversified Financials: 1.8%
20,772,847	Moscow Exchange MICEX-RTS PJSC * #	24,269,333
Energy: 36.4%
1,254,431	Lukoil PJSC (ADR) #	89,835,660
491,176	Novatek OAO (GDR) # Reg S	83,924,692
23,552,407	OAO Gazprom (ADR) #	104,273,972
10,968,873	Rosneft Oil Co. (GDR) # Reg S	67,684,495
13,814,002	Surgutneftegas OJSC (ADR) #	52,460,731
1,335,311	Tatneft PJSC (ADR) #	84,094,199
		482,273,749
Food & Staples Retailing: 8.7%
4,446,498	Lenta Ltd. (GDR) * Reg S	13,717,446
4,611,237	Magnit OAO (GDR) # Reg S	58,686,162
1,722,293	X5 Retail Group NV (GDR) # Reg S	42,730,466
		115,134,074
Materials: 22.6%
38,729,756	Alrosa PJSC #	54,793,564
6,027,413	Evraz Plc (GBP) #	36,879,783
3,920,973	MMC Norilsk Nickel PJSC (ADR) #	73,579,293
1,483,120	Novolipetsk Steel (GDR) # Reg S	33,996,047
1,562,679	PhosAgro OAO (GDR) # Reg S	19,945,689
3,848,106	Polymetal International (GBP) #	40,339,127
2,980,032	Severstal OAO (GDR) Reg S	40,677,437
		300,210,940
Number of Shares		Value

Media & Entertainment: 7.3%
1,613,028	Mail.ru Group Ltd. (GDR) * # Reg S	$38,004,272
2,157,692	Yandex NV (USD) *	59,012,876
		97,017,148
Telecommunication Services: 6.5%
7,108,266	Mobile TeleSystems OJSC (ADR)	49,757,862
2,721,392	Rostelecom OJSC (ADR) #	17,916,415
7,879,493	VEON Ltd. (ADR)	18,438,014
		86,112,291
Utilities: 2.4%
565,021,410	Inter Rao Ues PJSC #	31,499,513
7,410,870	Irkutsk Electronetwork Co. JSC (USD) * # § •	187,619
		31,687,132
Total Common Stocks (Cost: $1,565,974,622)		1,268,693,693
PREFERRED STOCK: 4.5% (Cost: $63,658,113)
Energy: 4.5%
24,049	AK Transneft OAO, 4.43% #	59,278,088
Total Investments: 100.2% (Cost: $1,629,632,735)		1,327,971,781
Liabilities in excess of other assets: (0.2)%		(2,350,438)
NET ASSETS: 100.0%		$1,325,621,343

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,146,368,146 which represents 86.5% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $187,619 which represents 0.0% of net assets.
•	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

48

Summary of Investments by Sector	% of Investments	Value
Communication Services	13.8%	$183,129,439
Consumer Staples	8.7	115,134,074
Energy	40.8	541,551,837
Financials	11.7	156,258,359
Materials	22.6	300,210,940
Utilities	2.4	31,687,132
	100.0%	$1,327,971,781

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$131,989,026	$—	$131,989,026
Diversified Financials	—	24,269,333	—	24,269,333
Energy	—	482,273,749	—	482,273,749
Food & Staples Retailing	13,717,446	101,416,628	—	115,134,074
Materials	40,677,437	259,533,503	—	300,210,940
Media & Entertainment	59,012,876	38,004,272	—	97,017,148
Telecommunication Services	68,195,876	17,916,415	—	86,112,291
Utilities	—	31,499,513	187,619	31,687,132
Preferred Stock*	—	59,278,088	—	59,278,088
Total	$181,603,635	$1,146,180,527	$187,619	$1,327,971,781

*	See Schedule of Investments for industry sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2018:

Common Stocks
Utilities
Balance as of December 31, 2017	$250,487
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(62,868)
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2018	$187,619

See Notes to Financial Statements

49

VANECK VECTORS RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 101.8%
Banks: 7.5%
32,749,700	Credit Bank of Moscow PJSC * #	$2,435,903
Capital Goods: 3.6%
204,646	United Wagon Co. PJSC * #	1,166,020
Diversified Financials: 6.1%
158,857	Safmar Financial Investment #	1,334,474
96,228	Vostok New Ventures Ltd. (SDR) * #	654,534
		1,989,008
Energy: 3.3%
334,675	OAO TMK (GDR) Reg S	1,077,654
Food & Staples Retailing: 4.8%
506,259	Lenta Ltd. (GDR) * Reg S	1,561,809
Food, Beverage & Tobacco: 4.2%
121,997	Ros Agro Plc (GDR) # Reg S	1,387,286
Household & Personal Products: 4.5%
65,651	Oriflame Holding AG (SEK) #	1,476,217
Materials: 12.4%
801,321	Highland Gold Mining Ltd. (GBP) #	1,454,054
449,491	Mechel PJSC (ADR) *	889,992
8,427,743	Petropavlovsk Plc (GBP) * #	683,149
546,703	Raspadskaya OJSC * #	1,014,918
		4,042,113
Media & Entertainment: 5.0%
2,019,547	ITE Group Plc #	1,633,555
Number of Shares		Value

Real Estate: 9.8%
796,691	Etalon Group Ltd. (GDR) # Reg S	$1,304,861
934,521	LSR Group PJSC (GDR) # Reg S	1,565,591
511,416	Raven Russia Ltd. * #	324,999
		3,195,451
Retailing: 4.9%
271,760	M.Video PJSC *	1,606,135
Software & Services: 4.1%
94,744	Qiwi Plc (ADR) *	1,339,680
Telecommunication Services: 5.6%
791,929	Sistema JSFC (GDR) # Reg S	1,838,897
Transportation: 12.5%
1,752,881	Aeroflot-Russian Airlines OJSC #	2,550,594
170,080	Globaltrans Investment Plc (GDR) Reg S	1,540,925
		4,091,519
Utilities: 13.5%
34,336,800	Mosenergo PJSC #	1,028,264
128,795,600	OGK-2 PJSC #	588,679
103,054,000	Rosseti PJSC #	1,155,144
43,571,000	Unipro PJSC #	1,637,391
		4,409,478
Total Common Stocks (Cost: $45,842,436)		33,250,725
Liabilities in excess of other assets: (1.8)%		(573,663)
NET ASSETS: 100.0%		$32,677,062

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt
SEK	Swedish Krona

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $25,234,530 which represents 77.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

50

Summary of Investments by Sector	% of Investments	Value
Communication Services	10.5%	$3,472,452
Consumer Discretionary	4.8	1,606,135
Consumer Staples	13.3	4,425,312
Energy	3.2	1,077,654
Financials	13.3	4,424,911
Industrials	15.8	5,257,539
Information Technology	4.0	1,339,680
Materials	12.2	4,042,113
Real Estate	9.6	3,195,451
Utilities	13.3	4,409,478
	100.0%	$33,250,725

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$2,435,903	$—	$2,435,903
Capital Goods	—	1,166,020	—	1,166,020
Diversified Financials	—	1,989,008	—	1,989,008
Energy	1,077,654	—	—	1,077,654
Food & Staples Retailing	1,561,809	—	—	1,561,809
Food, Beverage & Tobacco	—	1,387,286	—	1,387,286
Household & Personal Products	—	1,476,217	—	1,476,217
Materials	889,992	3,152,121	—	4,042,113
Media & Entertainment	—	1,633,555	—	1,633,555
Real Estate	—	3,195,451	—	3,195,451
Retailing	1,606,135	—	—	1,606,135
Software & Services	1,339,680	—	—	1,339,680
Telecommunication Services	—	1,838,897	—	1,838,897
Transportation	1,540,925	2,550,594	—	4,091,519
Utilities	—	4,409,478	—	4,409,478
Total	$8,016,195	$25,234,530	$—	$33,250,725

See Notes to Financial Statements

51

VANECK VECTORS VIETNAM ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 100.0%
Banks: 7.4%
8,043,112	Bank for Foreign Trade of Vietnam JSC #	$18,625,221
9,552,232	Saigon Thuong Tin Commercial JSB * #	4,923,400
		23,548,621
Capital Goods: 7.9%
7,378,431	FLC Faros Construction JSC * #	12,332,727
7,653,860	Hoang Huy Investment Financial Services JSC #	5,873,628
97	Viet Nam Construction & Import- Export JSC #	94
7,242,450	Vietnam Electrical Equipment #	6,929,805
		25,136,254
Consumer Durables & Apparel: 12.2%
1,357,160	Eclat Textile Co. Ltd. #	15,347,669
770,334	Hansae Co. Ltd. #	13,736,600
12,378,000	Regina Miracle International Holdings Ltd. † # Reg S 144A	9,597,506
		38,681,775
Diversified Financials: 3.7%
10,093,861	Saigon Securities, Inc. #	11,621,676
Energy: 2.9%
10,708,108	Soco International Plc #	9,260,724
Food, Beverage & Tobacco: 14.5%
4,021,560	Masan Group Corp. * #	13,438,407
9,540,935	Thanh Thanh Cong Tay Ninh JSC #	8,576,419
4,641,796	Vietnam Dairy Products JSC #	24,076,228
		46,091,054
Health Care Equipment & Services: 4.0%
337,300	MANI, Inc. #	12,717,885
Insurance: 4.6%
3,811,276	Bao Viet Holdings #	14,653,689
Materials: 5.9%
10,225,743	Hoa Phat Group JSC * #	13,686,853
5,275,520	PetroVietnam Fertilizer & Chemical JSC #	5,074,424
		18,761,277
Real Estate: 26.1%
7,431,996	No Va Land Investment Group Corp. *	20,570,560
13,037,362	Vincom Retail JSC * #	15,669,246
6,086,112	Vingroup JSC * #	25,046,642
6,777,712	Vinhomes JSC * # Reg S 144A	21,617,157
		82,903,605
Number of Shares		Value

Technology Hardware & Equipment: 9.5%
1,114,679	BH Co. Ltd. * #	$16,865,490
470,577	Mcnex Co. Ltd. #	5,479,577
3,107,102	Synopex, Inc. * #	7,945,727
		30,290,794
Utilities: 1.3%
3,742,209	PetroVietnam Nhon Trach 2 Power JSC #	3,968,918
Total Common Stocks (Cost: $305,292,500)		317,636,272
MONEY MARKET FUND: 1.2% (Cost: $3,869,138)
3,869,138	Dreyfus Government Cash Management Fund — Institutional Shares	3,869,138
Total Investments Before Collateral for Securities Loaned: 101.2% (Cost: $309,161,638)		321,505,410

Principal Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.0% (Cost: $107,813)
Repurchase Agreement: 0.0%
$107,813	Repurchase agreement dated 12/31/18 with RBC Capital Markets LLC, 3.00%, due 1/2/19, proceeds $107,831; (collateralized by various U.S. government and agency obligations, 2.21% to 6.50%, due 2/1/20 to 11/1/48, valued at $109,969 including accrued interest)	107,813
Total Investments: 101.2% (Cost: $309,269,451)		321,613,223
Liabilities in excess of other assets: (1.2)%		(3,944,114)
NET ASSETS: 100.0%		$317,669,109

See Notes to Financial Statements

52

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $98,097.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $297,065,712 which represents 93.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $31,214,663, or 9.8% of net assets.

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2018 is set forth below:

	Value		Sales	Realized	Dividend	Change in Net Unrealized	Value
Affiliates	12/31/17	Purchases	Proceeds	Gain (Loss)	Income	Gain (Loss)	12/31/18
Synopex, Inc.	$15,851,688	$3,917,114	$(4,069,184)	$(1,822,116)	$—	$(5,931,775)	$— (a)

(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	12.0%	$38,681,775
Consumer Staples	14.4	46,091,054
Energy	2.9	9,260,724
Financials	15.5	49,823,986
Health Care	4.0	12,717,885
Industrials	7.8	25,136,254
Information Technology	9.4	30,290,794
Materials	5.8	18,761,277
Real Estate	25.8	82,903,605
Utilities	1.2	3,968,918
Money Market Fund	1.2	3,869,138
	100.0%	$321,505,410

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$23,548,621	$—	$23,548,621
Capital Goods	—	25,136,254	—	25,136,254
Consumer Durables & Apparel	—	38,681,775	—	38,681,775
Diversified Financials	—	11,621,676	—	11,621,676
Energy	—	9,260,724	—	9,260,724
Food, Beverage & Tobacco	—	46,091,054	—	46,091,054
Health Care Equipment & Services	—	12,717,885	—	12,717,885
Insurance	—	14,653,689	—	14,653,689
Materials	—	18,761,277	—	18,761,277
Real Estate	20,570,560	62,333,045	—	82,903,605
Technology Hardware & Equipment	—	30,290,794	—	30,290,794
Utilities	—	3,968,918	—	3,968,918
Money Market Fund	3,869,138	—	—	3,869,138
Repurchase Agreement	—	107,813	—	107,813
Total	$24,439,698	$297,173,525	$—	$321,613,223

See Notes to Financial Statements

53

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Africa Index ETF	Brazil Small-Cap ETF	ChinaAMC CSI 300 ETF		ChinaAMC SME-ChiNext ETF
Assets:
Investments, at value
Unaffiliated issuers (1) (2)	$54,861,660	$86,880,771	$53,963,317		$15,739,463
Short-term investments held as collateral for securities loaned (3)	1,630,099	886,904	—		—
Cash	33,718	—	—		5,706
Cash denominated in foreign currency, at value (4)	361,897	1,750,011	2,126,571	(b)	43,629	(c)
Receivables:
Investment securities sold	433,528	—	24,595		1,472,269
Shares sold	—	10,172	—		—
Due from Adviser	18,178	—	51,592		30,168
Dividends and Interest	5,317	412,322	130		—
Prepaid expenses	751	1,072	786		245
Total assets	57,345,148	89,941,252	56,166,991		17,291,480

Liabilities:
Payables:
Investment securities purchased	360,711	—	24,656		1,444,531
Collateral for securities loaned	1,630,099	886,904	—		—
IRS compliance fee for foreign withholding tax claims (See Note 12)	—	—	—		—
Line of credit.	—	209,015	2,251,725		—
Shares redeemed	—	—	2,991		—
Due to Adviser	—	21,046	—		—
Due to custodian	—	—	—		—
Distribution to shareholders	—	299,200	—		—
Deferred Trustee fees	9,157	31,994	3,499		370
Accrued expenses	122,324	95,960	190,673		116,259
Total liabilities	2,122,291	1,544,119	2,473,544		1,561,160
NET ASSETS	$55,222,857	$88,397,133	$53,693,447		$15,730,320
Shares outstanding	2,750,000	4,400,000	1,700,000		750,000
Net asset value, redemption and offering price per share	$20.08	$20.09	$31.58		$20.97
Net assets consist of:
Aggregate paid in capital	$109,285,552	$247,781,587	$59,379,352		$28,942,252
Total distributable earnings (loss)	(54,062,695)	(159,384,454)	(5,685,905)		(13,211,932)
	$55,222,857	$88,397,133	$53,693,447		$15,730,320
(1) Value of securities on loan	$1,568,192	$868,860	$—		$—
(2) Cost of investments	$51,595,319	$74,930,563	$55,841,638		$16,627,751
(3) Cost of short-term investments held as collateral for securities loaned	$1,630,099	$886,904	$—		$—
(4) Cost of cash denominated in foreign currency	$361,898	$1,733,584	$2,117,448		$43,803

(a)	Represents consolidated Statement of Assets and Liabilities.
(b)	Includes $1,548 on foreign investor minimum settlement reserve funds (See Note 2J).
(c)	Includes $6,621 on foreign investor minimum settlement reserve funds (See Note 2J).

See Notes to Financial Statements

54

Egypt Index ETF	India Small-Cap Index ETF(a)	Indonesia Index ETF	Israel ETF	Poland ETF	Russia ETF	Russia Small-Cap ETF

$33,846,647	$187,811,739	$44,947,839	$46,292,173	$13,407,416	$1,327,971,781	$33,250,725
—	—	—	1,241,433	353,277	—	—
—	—	—	—	—	14,646,428	321,678
188,422	155,962	26,657	183,608	—	3,991,600	20,936

—	—	3,224	1,443,428	—	—	8,993
—	—	—	—	—	—	—
71,200	—	—	33,753	23,376	—	—
144,374	64,419	18,214	13,478	8,605	5,180,938	126,493
729	3,210	614	453	174	26,810	543
34,251,372	188,035,330	44,996,548	49,208,326	13,792,848	1,351,817,557	33,729,368

81,194	38,892	26,659	195,616	—	20,265,516	351,609
—	—	—	1,241,433	353,277	—	—
—	—	—	—	300,445	—	—
253,340	—	—	391,896	—	4,114,660	568,449
—	—	—	—	—	—	—
—	77,188	19,765	—	—	747,682	9,937
552,274	129,460	—	993,857	—	—	—
—	—	—	—	—	—	—
4,067	9,777	26,101	2,084	2,681	138,291	2,074
136,619	340,851	123,457	98,448	71,846	930,065	120,237
1,027,494	596,168	195,982	2,923,334	728,249	26,196,214	1,052,306
$33,223,878	$187,439,162	$44,800,566	$46,284,992	$13,064,599	$1,325,621,343	$32,677,062
1,174,974	4,424,967	2,050,000	1,650,000	800,000	70,550,000	1,183,318

$28.28	$42.36	$21.85	$28.05	$16.33	$18.79	$27.61

$63,374,529	$217,217,753	$156,299,424	$55,186,327	$34,518,933	$3,046,230,318	$53,471,366
(30,150,651)	(29,778,591)	(111,498,858)	(8,901,335)	(21,454,334)	(1,720,608,975)	(20,794,304)
$33,223,878	$187,439,162	$44,800,566	$46,284,992	$13,064,599	$1,325,621,343	$32,677,062
$—	$—	$—	$1,060,635	$337,944	$—	$—
$33,144,749	$195,309,858	$55,156,351	$45,355,779	$15,154,563	$1,629,632,735	$45,842,436
$—	$—	$—	$1,241,433	$353,277	$—	$—
$188,319	$152,714	$26,614	$183,607	$—	$3,960,872	$20,936

See Notes to Financial Statements

55

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018 (continued)

Vietnam ETF
Assets:
Investments, at value
Unaffiliated issuers (2)	$321,505,410
Short-term investments held as collateral for securities loaned (3)	107,813
Cash denominated in foreign currency, at value (4)	3,650,559
Receivables:
Dividends and interest	812,589
Prepaid expenses	3,903
Total assets	326,080,274

Liabilities:
Payables:
Collateral for securities loaned	107,813
Line of credit	3,984,818
Due to Adviser	139,118
Due to custodian	3,869,138
Deferred Trustee fees	33,089
Accrued expenses	277,189
Total liabilities	8,411,165
NET ASSETS	$317,669,109
Shares outstanding	21,400,000
Net asset value, redemption and offering price per share	$14.84

Net assets consist of:
Aggregate paid in capital	$572,293,509
Total distributable earnings (loss)	(254,624,400)
317,669,109
(1) Value of securities on loan	$98,097
(2) Cost of investments	$309,161,638
(3) Cost of short-term investments held as collateral for securities loaned	$107,813
(4) Cost of cash denominated in foreign currency	$3,627,432

See Notes to Financial Statements

56

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57

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2018

	Africa Index ETF	Brazil Small-Cap ETF	ChinaAMC CSI 300 ETF	ChinaAMC SME-ChiNext ETF

Income:
Dividends	$2,428,364	$3,593,310	$1,280,654	$218,829
Interest	—	—	228	112
Securities lending income	10,576	18,721	—	—
Foreign taxes withheld	(236,133)	(40,371)	(128,346)	(21,866)
	2,202,807	3,571,660	1,152,536	197,075
Adjustment to IRS compliance fee for foreign withholding tax claims (See Note 12)	—	—	—	—
Total Income	2,202,807	3,571,660	1,152,536	197,075

Expenses:
Management fees	341,222	463,249	320,689	107,722
Professional fees	75,796	77,545	57,092	49,762
Insurance	691	952	764	217
Trustees’ fees and expenses	1,880	974	1,793	626
Reports to shareholders	21,890	19,694	15,606	15,446
Indicative optimized portfolio value fee	6,432	2,494	6,411	4,690
Custodian fees	144,396	74,120	122,498	56,602
Registration fees	2,010	5,028	5,125	5,126
Transfer agent fees	2,414	2,414	2,414	2,414
Fund accounting fees	12,759	6,044	80,149	18,181
Interest	2,627	12,678	81,980	9,242
Other	9,221	8,918	56,770	17,052
Total expenses	621,338	674,110	751,291	287,080
Waiver of management fees	(86,405)	(114,798)	(207,518)	(107,722)
Expenses assumed by the Adviser	—	—	—	(2,068)
Net expenses	534,933	559,312	543,773	177,290
Net investment income (loss)	1,667,874	3,012,348	608,763	19,785

Net realized gain (loss) on:
Investments—unaffiliated issuers	(1,502,164)	4,290,112 (b)	4,994,956	(3,515,299)
In-kind redemptions	1,497,286	390,161	—	—
Foreign currency transactions and foreign denominated assets and liabilities	(22,879)	(198,162)	(64,449)	(60,787)
Net realized gain (loss)	(27,757)	4,482,111	4,930,507	(3,576,086)

Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated issuers	(14,092,483)	(19,311,882)	(26,388,962)	(7,064,903)
Foreign currency transactions and foreign denominated assets and liabilities	(4,953)	23,832	(39,978)	(2,023)
Net change in unrealized appreciation (depreciation)	(14,097,436)	(19,288,050)	(26,428,940)	(7,066,926)
Net Decrease in Net Assets Resulting from Operations	$(12,457,319)	$(11,793,591)	$(20,889,670)	$(10,623,227)

(a)	Represents Consolidated Statement of Operations.
(b)	Includes $313,974 of capital gains tax.

See Notes to Financial Statements

58

Egypt Index ETF	India Small-Cap Index ETF(a)	Indonesia Index ETF	Israel ETF	Poland ETF	Russia ETF	Russia Small-Cap ETF

$1,740,669	$2,020,576	$1,432,216	$812,790	$331,438	$94,238,074	$2,002,853
—	—	—	—	—	—	—
12,538	—	1,453	23,283	6,281	—	—
(157,628)	(3,419)	(246,364)	(148,366)	(53,448)	(13,068,201)	(185,892)
1,595,579	2,017,157	1,187,305	687,707	284,271	81,169,873	1,816,961

—	—	—	—	13,000	—	—
1,595,579	2,017,157	1,187,305	687,707	297,271	81,169,873	1,816,961

293,582	1,265,299	271,381	237,652	76,304	8,560,553	228,252
66,217	248,386	64,830	78,430	86,579	96,409	63,167
654	3,116	653	421	166	18,465	509
933	45,487	531	1,188	261	44,891	1,346
14,176	18,710	8,811	10,593	11,875	57,887	11,064
5,028	6,411	6,411	5,026	5,028	1,445	6,888
270,202	250,201	24,511	104,552	21,863	1,979,141	87,771
5,028	5,158	5,028	8,141	5,028	9,890	5,028
2,414	4,828	2,414	2,413	2,414	1,001	2,414
7,010	90,122	9,315	18,879	5,923	96,186	4,615
25,400	79,641	1,482	5,608	14	141,443	5,032
10,314	77,414	12,086	10,875	10,344	65,954	11,314
700,958	2,094,773	407,453	483,778	225,799	11,073,265	427,400
(123,623)	—	(96,596)	(197,740)	(76,304)	—	(79,989)
—	—	—	—	(57,917)	—	—
577,335	2,094,773	310,857	286,038	91,578	11,073,265	347,411
1,018,244	(77,616)	876,448	401,669	205,693	70,096,608	1,469,550

5,568,324	3,975,796	(3,298,843)	(5,524,523)	(1,394,046)	(131,064,689)	(5,163,296)
1,056,087	670,287	(819,105)	526,828	179,989	197,827,244	2,333,954

(394,258)	(519,566)	(16,482)	(7,366)	7	(87,050)	1,630
6,230,153	4,126,517	(4,134,430)	(5,005,061)	(1,214,050)	66,675,505	(2,827,712)

(11,591,985)	(131,819,116)	(3,716,829)	907,596	(1,829,886)	(226,300,534)	(12,429,467)

739	1,606	235	3,550	(609)	14,674	(4,310)
(11,591,246)	(131,817,510)	(3,716,594)	911,146	(1,830,495)	(226,285,860)	(12,433,777)
$(4,342,849)	$(127,768,609)	$(6,974,576)	$(3,692,246)	$(2,838,852)	$(89,513,747)	$(13,791,939)

See Notes to Financial Statements

59

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2018 (continued)

Vietnam ETF

Income:
Dividends	$6,477,631
Securities lending income	16,546
Foreign taxes withheld	(202,350)
Total Income	6,291,827

Expenses:
Management fees	1,893,406
Professional fees	72,092
Insurance	3,363
Trustees’ fees and expenses	5,833
Reports to shareholders	31,175
Indicative optimized portfolio value fee	6,413
Custodian fees	324,528
Registration fees	2,522
Transfer agent fees	2,414
Fund accounting fees	26,916
Interest	163,312
Other	39,034
Total expenses	2,571,008
Net investment income	3,720,819

Net realized loss on:
Investments—unaffiliated issuers	(282,331)
Investments—affiliated issuers	(1,822,116)
In-kind redemptions	1,232,886
Foreign currency transactions and foreign denominated assets and liabilities	(815,845)
Net realized loss	(1,687,406)

Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated issuers	(57,196,709)
Investments—affiliated issuers	(5,931,775)
Foreign currency transactions and foreign denominated assets and liabilities	22,446
Net change in unrealized appreciation (depreciation)	(63,106,038)
Net Decrease in Net Assets Resulting from Operations	$(61,072,625)

See Notes to Financial Statements

60

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61

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income (loss)	$1,667,874	$1,243,799	$3,012,348	$2,322,197
Net realized gain (loss)	(27,757)	2,191,708	4,482,111	17,528,708
Net change in unrealized appreciation (depreciation)	(14,097,436)	13,246,791	(19,288,050)	20,099,730
Net increase (decrease) in net assets resulting from operations	(12,457,319)	16,682,298	(11,793,591)	39,950,635

Distributions to shareholders: (a)
Dividends and Distributions	(924,000)	(1,580,800)	(2,547,600)	(5,049,250)

Share transactions:**
Proceeds from sale of shares	—	1,196,030	5,522,935	20,774,766
Cost of shares redeemed	(7,073,702)	(6,915,711)	(11,268,857)	(30,089,605)
Increase (Decrease) in net assets resulting from share transactions	(7,073,702)	(5,719,681)	(5,745,922)	(9,314,839)
Total increase (decrease) in net assets	(20,455,021)	9,381,817	(20,087,113)	25,586,546
Net Assets, beginning of year	75,677,878	66,296,061	108,484,246	82,897,700
Net Assets, end of year (b)	$55,222,857	$75,677,878	$88,397,133	$108,484,246

** Shares of Common Stock Issued (no par value)
Shares sold	—	50,000	250,000	900,000
Shares redeemed	(300,000)	(300,000)	(500,000)	(1,400,000)
Net increase (decrease)	(300,000)	(250,000)	(250,000)	(500,000)

(a)	Current year and prior year presentation of distributions conforms with S-X Disclosure Simplification. See Note 2-D.
(b)	S-X Disclosure Simplification eliminated the requirement to disclose undistributed net investment income (loss) in 2018. See Note 2-D.

See Notes to Financial Statements

62

ChinaAMC CSI 300 ETF		ChinaAMC SME-ChiNext ETF		Egypt Index ETF
For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

$608,763	$933,299	$19,785	$(8,663)	$1,018,244	$1,614,778
4,930,507	501,852	(3,576,086)	(116,108)	6,230,153	(2,522,734)
(26,428,940)	25,186,415	(7,066,926)	4,174,049	(11,591,246)	15,141,019
(20,889,670)	26,621,566	(10,623,227)	4,049,278	(4,342,849)	14,233,063

(4,841,600)	(1,021,800)	—	(42,250)	(560,463)	(575,568)

14,985,222	24,077,249	7,672,886	6,344,435	15,041,752	25,969,597
(29,881,468)	(40,646,130)	(3,932,406)	(11,095,431)	(53,373,990)	(4,152,935)
(14,896,246)	(16,568,881)	3,740,480	(4,750,996)	(38,332,238)	21,816,662
(40,627,516)	9,030,885	(6,882,747)	(743,968)	(43,235,550)	35,474,157
94,320,963	85,290,078	22,613,067	23,357,035	76,459,428	40,985,271
$53,693,447	$94,320,963	$15,730,320	$22,613,067	$33,223,878	$76,459,428

400,000	550,000	250,000	100,000	400,000	900,000
(650,000)	(900,000)	(150,000)	(250,000)	(1,550,000)	(150,000)
(250,000)	(350,000)	100,000	(150,000)	(1,150,000)	750,000

See Notes to Financial Statements

63

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	India Small-Cap Index ETF #		Indonesia Index ETF
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Operations:
Net investment income (loss)	$(77,616)	$113,742	$876,448	$1,172,187
Net realized gain (loss)	4,126,517	23,119,902	(4,134,430)	(2,136,309)
Net change in unrealized appreciation (depreciation)	(131,817,510)	112,044,856	(3,716,594)	14,380,985
Net increase (decrease) in net assets resulting from operations	(127,768,609)	135,278,500	(6,974,576)	13,416,863

Distributions to shareholders: (a)
Dividends and Distributions	(216,823)	(414,748)	(975,800)	(1,150,000)
Return of capital	—	—	—	—
Total Dividends and Distributions	(216,823)	(414,748)	(975,800)	(1,150,000)

Share transactions:**
Proceeds from sale of shares	6,506,209	123,305,942	8,643,814	—
Cost of shares redeemed	(96,327,507)	(36,550,840)	(17,756,773)	(35,643,355)
Increase (Decrease) in net assets resulting from share transactions	(89,821,298)	86,755,102	(9,112,959)	(35,643,355)
Total increase (decrease) in net assets	(217,806,730)	221,618,854	(17,063,335)	(23,376,492)
Net Assets, beginning of year	405,245,892	183,627,038	61,863,901	85,240,393
Net Assets, end of year (b)	$187,439,162	$405,245,892	$44,800,566	$61,863,901

** Shares of Common Stock Issued (no par value)
Shares sold	150,000	2,100,000	350,000	—
Shares redeemed	(1,650,000)	(650,000)	(800,000)	(1,500,000)
Net increase (decrease)	(1,500,000)	1,450,000	(450,000)	(1,500,000)

#	Represents consolidated Statement of Changes in Net Assets.
(a)	Current year and prior year presentation of distributions conforms with S-X Disclosure Simplification. See Note 2-D.
(b)	S-X Disclosure Simplification eliminated the requirement to disclose undistributed net investment income (loss) in 2018. See Note 2-D.

See Notes to Financial Statements

64

Israel ETF		Poland ETF		Russia ETF
For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

$401,669	$424,913	$205,693	$296,272	$70,096,608	$75,283,178
(5,005,061)	(476,866)	(1,214,050)	1,188,188	66,675,505	78,237,276
911,146	5,514,296	(1,830,495)	5,627,577	(226,285,860)	(134,034,079)
(3,692,246)	5,462,343	(2,838,852)	7,112,037	(89,513,747)	19,486,375

(349,800)	(670,600)	(181,785)	(874,800)	(68,511,950)	(77,787,600)
—	—	(13,415)	—	—	—
(349,800)	(670,600)	(195,200)	(874,800)	(68,511,950)	(77,787,600)

9,336,069	2,926,885	—	5,956,748	898,492,169	540,313,797
(1,529,591)	(1,434,123)	(1,725,708)	(7,862,936)	(1,221,552,842)	(1,280,469,661)
7,806,478	1,492,762	(1,725,708)	(1,906,188)	(323,060,673)	(740,155,864)
3,764,432	6,284,505	(4,759,760)	4,331,049	(481,086,370)	(798,457,089)
42,520,560	36,236,055	17,824,359	13,493,310	1,806,707,713	2,605,164,802
$46,284,992	$42,520,560	$13,064,599	$17,824,359	$1,325,621,343	$1,806,707,713

300,000	100,000	—	300,000	42,350,000	25,150,000
(50,000)	(50,000)	(100,000)	(400,000)	(57,250,000)	(63,200,000)
250,000	50,000	(100,000)	(100,000)	(14,900,000)	(38,050,000)

See Notes to Financial Statements

65

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Russia Small-Cap ETF		Vietnam ETF
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income	$1,469,550	$1,916,897	$3,720,819	$4,083,851
Net realized gain (loss)	(2,827,712)	14,201,154	(1,687,406)	(3,987,649)
Net change in unrealized appreciation (depreciation)	(12,433,777)	(9,897,882)	(63,106,038)	92,437,526
Net increase (decrease) in net assets resulting from operations	(13,791,939)	6,220,169	(61,072,625)	92,533,728

Dividends and Distributions to shareholders: (a)
Dividends and Distributions	(1,440,098)	(2,099,811)	(2,610,800)	(3,499,225)
Return of capital	—	—	—	(33,175)
Total Dividends and Distributions	(1,440,098)	(2,099,811)	(2,610,800)	(3,532,400)

Share transactions:**
Proceeds from sale of shares	3,757,271	16,509,389	96,453,951	34,995,235
Cost of shares redeemed	(14,160,540)	(51,072,615)	(64,130,429)	(32,516,406)
Increase (Decrease) in net assets resulting from share transactions	(10,403,269)	(34,563,226)	32,323,522	2,478,829
Total increase (decrease) in net assets	(25,635,306)	(30,442,868)	(31,359,903)	91,480,157
Net Assets, beginning of year	58,312,368	88,755,236	349,029,012	257,548,855
Net Assets, end of year (b)	$32,677,062	$58,312,368	$317,669,109	$349,029,012

** Shares of Common Stock Issued (no par value)
Shares sold	100,000	400,000	5,200,000	2,400,000
Shares redeemed	(350,000)	(1,300,000)	(3,800,000)	(2,250,000)
Net increase (decrease)	(250,000)	(900,000)	1,400,000	150,000

(a)	Current year and prior year presentation of distributions conforms with S-X Disclosure Simplification. See Note 2-D.
(b)	S-X Disclosure Simplification eliminated the requirement to disclose undistributed net investment income (loss) in 2018. See Note 2-D.

See Notes to Financial Statements

66

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Africa Index ETF
	For the Year Ended December 31,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$24.81	$20.09	$18.11		$26.20	$30.93
Income from investment operations:
Net investment income	0.57 (a)	0.39 (a)	0.58		0.50	0.64
Net realized and unrealized gain (loss) on investments	(4.96)	4.82	1.93		(8.20)	(4.61)
Total from investment operations	(4.39)	5.21	2.51		(7.70)	(3.97)
Less:
Dividends from net investment income	(0.34)	(0.49)	(0.53)		(0.39)	(0.76)
Net asset value, end of year	$20.08	$24.81	$20.09		$18.11	$26.20
Total return (b)	(17.70)%	26.02%	13.94%		(29.41)%	(12.86)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$55,223	$75,678	$66,296		$59,766	$95,645
Ratio of gross expenses to average net assets	0.91%	0.87%	0.83%		0.82%	0.80%
Ratio of net expenses to average net assets	0.78%	0.84%	0.79%		0.79%	0.80%
Ratio of net expenses to average net assets excluding interest expense	0.78%	0.78%	0.78	%(d)	0.78%	0.78%
Ratio of net investment income to average net assets	2.44%	1.73%	2.85%		2.05%	2.00%
Portfolio turnover rate (c)	23%	38%	45%		33%	30%

	Brazil Small-Cap ETF
	For the Year Ended December 31,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$23.33	$16.10	$10.44		$21.23	$29.61
Income from investment operations:
Net investment income	0.68 (a)	0.48 (a)	0.51		0.44	0.88
Net realized and unrealized gain (loss) on investments	(3.34)	7.81	5.83		(10.83)	(8.37)
Total from investment operations	(2.66)	8.29	6.34		(10.39)	(7.49)
Less:
Dividends from net investment income	(0.58)	(1.06)	(0.68)		(0.40)	(0.89)
Net asset value, end of year	$20.09	$23.33	$16.10		$10.44	$21.23
Total return (b)	(11.66)%	51.71%	60.92%		(48.97)%	(25.19)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$88,397	$108,484	$82,898		$65,264	$104,011
Ratio of gross expenses to average net assets	0.73%	0.68%	0.69%		0.72%	0.66%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%		0.60%	0.60%
Ratio of net expenses to average net assets excluding interest expense	0.59%	0.59%	0.59%		0.59%	0.59%
Ratio of net investment income to average net assets	3.25%	2.24%	3.14%		3.29%	2.99%
Portfolio turnover rate (c)	45%	53%	44%		57%	64%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Excludes reimbursement from prior year custodial charge of 0.01%.

See Notes to Financial Statements

67

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	ChinaAMC CSI 300 ETF
	For the Year Ended December 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$48.37	$37.08		$44.76		$46.06	$30.89
Income from investment operations:
Net investment income	0.41 (a)	0.41	(a)	0.41		0.45	0.32	(a)
Net realized and unrealized gain (loss) on investments	(14.35)	11.40		(7.64)		(0.34)	14.85
Total from investment operations	(13.94)	11.81		(7.23)		0.11	15.17
Less:
Dividends from net investment income	(0.31)	(0.52)		(0.15)		(0.52)	—
Distributions from net realized capital gains	(2.54)	—		(0.28)		(0.89)	—
Return of capital	—	—		(0.02)		—	—
Total dividends and distributions	(2.85)	(0.52)		(0.45)		(1.41)	—
Net asset value, end of year	$31.58	$48.37		$37.08		$44.76	$46.06
Total return (b)	(28.79)%	31.86%		(16.16)%		0.22%		49.11%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$53,693	$94,321		$85,290		$105,193	$94,414
Ratio of gross expenses to average net assets	1.17%	0.82%		1.06%		1.20%		1.69%
Ratio of net expenses to average net assets	0.85%	0.78%		0.71%		0.75%		0.72%
Ratio of net expenses to average net assets excluding interest expense	0.72%	0.72%		0.72	%(g)	0.72%		0.72%
Ratio of net investment income (loss) to average net assets	0.95%	0.96%		1.26%		0.91%		1.00%
Portfolio turnover rate (c)	34%	37%		50%		70%		59%

	ChinaAMC SME-ChiNext ETF
	For the Year Ended December 31,						For the Period July 23, 2014(d) through December 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of period	$34.79	$29.20		$41.74		$28.60	$24.68
Income from investment operations:
Net investment income (loss)	0.03 (a)	(0.01	)(a)	(0.06)		(0.10)		(0.05)
Net realized and unrealized gain (loss) on investments	(13.85)	5.67		(12.48)		13.24	3.97
Total from investment operations	(13.82)	5.66		(12.54)		13.14	3.92
Less:
Dividends from net investment income	—	(0.07)		—		—	—
Net asset value, end of period	$20.97	$34.79		$29.20		$41.74	$28.60
Total return (b)	(39.72)%	19.37%		(30.04)%		45.94%	15.88	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$15,730	$22,613		$23,357		$56,343	$21,451
Ratio of gross expenses to average net assets	1.33%	1.38%		1.16%		1.11%	1.48	%(f)
Ratio of net expenses to average net assets	0.82%	0.82%		0.81%		0.79%	0.78	%(f)
Ratio of net expenses to average net assets excluding interest expense	0.78%	0.78%		0.78%		0.78%	0.78	%(f)
Ratio of net investment income (loss) to average net assets	0.09%	(0.04)%		(0.07)%		(0.29)%	(0.73	)%(f)
Portfolio turnover rate (c)	36%	34%		39%		160%	7	%(e)

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Commencement of operations
(e)	Not Annualized
(f)	Annualized
(g)	Excludes reimbursement from prior year custodial charge of 0.02%.

See Notes to Financial Statements

68

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Egypt Index ETF
	For the Year Ended December 31,
	2018		2017	2016		2015	2014
Net asset value, beginning of year	$32.89		$26.02	$39.01		$59.95	$55.51
Income from investment operations:
Net investment income	0.60	(a)	0.81 (a)	1.17		0.04	0.53
Net realized and unrealized gain (loss) on investments	(4.73)		6.31	(14.16)		(20.37)	6.67
Total from investment operations	(4.13)		7.12	(12.99)		(20.33)	7.20
Less:
Dividends from net investment income	(0.48)		(0.25)	—		(0.61)	(2.76)
Net asset value, end of year	$28.28		$32.89	$26.02		$39.01	$59.95
Total return (b)	(12.56)%		27.39%	(33.30)%		(33.89)%	12.92%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$33,224		$76,459	$40,985		$26,329	$49,461
Ratio of gross expenses to average net assets	1.19%		1.09%	1.14%		1.07%	0.97%
Ratio of net expenses to average net assets	0.98%		0.94%	1.01%		0.98%	0.97%
Ratio of net expenses to average net assets excluding interest expense	0.94%		0.94%	0.94%		0.94%	0.92%
Ratio of net investment income to average net assets	1.73%		2.82%	1.17%		0.60%	0.63%
Portfolio turnover rate (c)	41%		41%	56%		57%	69%

	India Small-Cap Index ETF(d)
	For the Year Ended December 31,
	2018		2017	2016		2015	2014
Net asset value, beginning of year	$68.40		$41.03	$43.66		$44.53	$31.31
Income from investment operations:
Net investment income (loss)	(0.02	)(a)	0.02 (a)	0.39		0.06 (a)	0.37
Net realized and unrealized gain (loss) on investments	(25.97)		27.42	(2.45)		0.42	13.29
Total from investment operations	(25.99)		27.44	(2.06)		0.48	13.66
Less:
Dividends from net investment income	(0.05)		(0.07)	(0.57)		(1.35)	(0.44)
Net asset value, end of year	$42.36		$68.40	$41.03		$43.66	$44.53
Total return (b)	(38.00)%		66.88%	(4.70)%		1.07%	43.65%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$187,439		$405,246	$183,627		$171,370	$272,745
Ratio of gross expenses to average net assets	0.83%		0.72%	0.78%		0.78%	0.92%
Ratio of net expenses to average net assets	0.83%		0.72%	0.78%		0.78%	0.89%
Ratio of net expenses to average net assets excluding interest expense	0.80%		0.70%	0.78	%(e)	0.75%	0.85%
Ratio of net investment income (loss) to average net assets	(0.03)%		0.04%	0.96%		0.13%	0.82%
Portfolio turnover rate (c)	39%		42%	29%		40%	120%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Represents consolidated Financial Highlights.
(e)	Excludes reimbursement from prior year custodial charge of 0.01%.

See Notes to Financial Statements

69

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Indonesia Index ETF
	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.75	$21.31	$18.36	$24.32	$20.98
Income from investment operations:
Net investment income	0.36 (a)	0.35 (a)	0.28	0.47	0.53
Net realized and unrealized gain (loss) on investments	(2.78)	3.55	2.92	(5.98)	3.31
Total from investment operations	(2.42)	3.90	3.20	(5.51)	3.84
Less:
Dividends from net investment income	(0.48)	(0.46)	(0.25)	(0.45)	(0.50)
Net asset value, end of year	$21.85	$24.75	$21.31	$18.36	$24.32
Total return (b)	(9.79)%	18.35%	17.49%	(22.69)%	18.34%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$44,801	$61,864	$85,240	$86,293	$184,831
Ratio of gross expenses to average net assets	0.75%	0.73%	0.68%	0.72%	0.66%
Ratio of net expenses to average net assets	0.57%	0.57%	0.58%	0.58%	0.58%
Ratio of net expenses to average net assets excluding interest expense	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.61%	1.53%	1.05%	1.65%	1.80%
Portfolio turnover rate (c)	14%	14%	12%	11%	12%

	Israel ETF
	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$30.37	$26.84	$28.81	$29.56	$30.04
Income from investment operations:
Net investment income	0.27 (a)	0.30 (a)	0.27	0.32	0.31
Net realized and unrealized gain (loss) on investments	(2.38)	3.71	(1.80)	(0.69)	(0.05)
Total from investment operations	(2.11)	4.01	(1.53)	(0.37)	0.26
Less:
Dividends from net investment income	(0.21)	(0.48)	(0.26)	(0.38)	(0.28)
Distributions from net realized capital gains	—	—	—	—	(0.46)
Return of capital	—	—	(0.18)	—	—
Total dividends and distributions	(0.21)	(0.48)	(0.44)	(0.38)	(0.74)
Net asset value, end of year	$28.05	$30.37	$26.84	$28.81	$29.56
Total return (b)	(6.94)%	14.96%	(5.34)%	(1.27)%	0.88%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$46,285	$42,521	$36,236	$46,091	$44,335
Ratio of gross expenses to average net assets	1.02%	0.92%	0.92%	0.85%	0.76%
Ratio of net expenses to average net assets	0.60%	0.59%	0.60%	0.59%	0.60%
Ratio of net expenses to average net assets excluding interest expense	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	0.85%	1.04%	0.94%	1.04%	1.03%
Portfolio turnover rate (c)	23%	21%	19%	18%	17%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

70

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Poland ETF
	For the Year Ended December 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$19.80		$13.49		$13.28	$17.99	$22.60
Income from investment operations:
Net investment income	0.24	(a)(e)	0.30	(a)(d)	0.42	0.45	0.80
Net realized and unrealized gain (loss) on investments	(3.47)		6.98		0.08	(4.72)	(4.61)
Total from investment operations	(3.23)		7.28		0.50	(4.27)	(3.81)
Less:
Dividends from net investment income	(0.22)		(0.97)		(0.29)	(0.44)	(0.80)
Return of capital	(0.02)		—		—	—	—
Total dividends	(0.24)		(0.97)		(0.29)	(0.44)	(0.80)
Net asset value, end of year	$16.33		$19.80		$13.49	$13.28	$17.99
Total return (b)	(16.28	)%(e)	54.44	%(d)	3.60%	(23.85)%	(16.90)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$13,065		$17,824		$13,493	$15,269	$18,886
Ratio of gross expenses to average net assets	1.48%		1.31%		1.30%	1.11%	0.99%
Ratio of net expenses to average net assets	0.60%		0.66%		0.60%	0.60%	0.60%
Ratio of net expenses to average net assets excluding interest expense	0.60%		0.60%		0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.35%		1.64%		2.98%	2.69%	2.91%
Portfolio turnover rate (c)	20%		28%		18%	30%	19%

	Russia ETF
	For the Year Ended December 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$21.14		$21.09		$14.69	$15.17	$28.69
Income from investment operations:
Net investment income	0.88	(a)	0.71	(a)	0.38	0.50	0.59
Net realized and unrealized gain (loss) on investments	(2.26)		0.25		6.36	(0.46)	(13.45)
Total from investment operations	(1.38)		0.96		6.74	0.04	(12.86)
Less:
Dividends from net investment income	(0.97)		(0.91)		(0.34)	(0.52)	(0.66)
Net asset value, end of year	$18.79		$21.14		$21.09	$14.69	$15.17
Total return (b)	(6.47)%		4.62%		45.91%	0.39%	(44.95)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,325,621		$1,806,708		$2,605,165	$1,735,849	$1,541,945
Ratio of gross expenses to average net assets (f)	0.65%		0.72%		0.79%	0.72%	0.61%
Ratio of net expenses to average net assets (f)	0.65%		0.67%		0.65%	0.63%	0.61%
Ratio of net expenses to average net assets excluding interest expense and a portion of depositary receipt fees (f)	0.64%		0.66%		0.65%	0.62%	0.61%
Ratio of net investment income to average net assets	4.09%		3.40%		2.48%	2.98%	3.92%
Portfolio turnover rate (c)	20%		15%		22%	33%	23%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	For the year ended December 31, 2017, 0.52% of total return, representing $0.10 net investment income per share, resulted from a positive effect of foreign withholding tax claims, net of the associated IRS compliance fee (See Note 12).
(e)	For the year ended December 31, 2018, 0.10% of total return, representing $0.02 net investment income per share, resulted from a positive effect of an accrual adjustment associated with the IRS compliance fee (See Note 12).
(f)	Effective May 1, 2016, the Fund excludes depositary receipt fees in excess of 0.10% of average daily net assets (See Note 3).

See Notes to Financial Statements

71

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Russia Small-Cap ETF
	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$40.68	$38.04	$19.31	$19.60	$42.24
Income from investment operations:
Net investment income	1.17 (a)	1.17 (a)	0.77	0.38	0.91
Net realized and unrealized gain (loss) on investments	(13.02)	2.94	18.77	(0.29)	(23.14)
Total from investment operations	(11.85)	4.11	19.54	0.09	(22.23)
Less:
Dividends from net investment income	(1.22)	(1.47)	(0.81)	(0.38)	(0.41)
Net asset value, end of year	$27.61	$40.68	$38.04	$19.31	$19.60
Total return (b)	(29.09)%	11.01%	101.07%	0.48%	(52.67)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$32,677	$58,312	$88,755	$35,392	$53,573
Ratio of gross expenses to average net assets	0.94%	0.82%	0.86%	1.19%	0.95%
Ratio of net expenses to average net assets	0.76%	0.76%	0.75%	0.69%	0.68%
Ratio of net expenses to average net assets excluding interest expense and a portion of depositary receipt fees (d)	0.75%	0.75%	0.73%	0.67%	0.67%
Ratio of net investment income to average net assets	3.22%	2.87%	3.28%	1.58%	2.42%
Portfolio turnover rate (c)	49%	39%	72%	30%	32%

	Vietnam ETF
	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$17.45	$12.97	$14.78	$18.84	$18.63
Income from investment operations:
Net investment income	0.17 (a)	0.20 (a)	0.39	0.55	0.51
Net realized and unrealized gain (loss) on investments	(2.66)	4.46	(1.83)	(4.11)	0.21
Total from investment operations	(2.49)	4.66	(1.44)	(3.56)	0.72
Less:
Dividends from net investment income	(0.12)	(0.18)	(0.37)	(0.50)	(0.49)
Return of capital	—	— (e)	—	—	(0.02)
Total dividends	(0.12)	(0.18)	(0.37)	(0.50)	(0.51)
Net asset value, end of year	$14.84	$17.45	$12.97	$14.78	$18.84
Total return (b)	(14.15)%	35.76%	(9.78)%	(18.87)%	3.95%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$317,669	$349,029	$257,549	$379,231	$468,233
Ratio of gross expenses to average net assets	0.68%	0.66%	0.66%	0.67%	0.66%
Ratio of net expenses to average net assets	0.68%	0.66%	0.66%	0.67%	0.66%
Ratio of net expenses to average net assets excluding interest expense	0.64%	0.63%	0.63%	0.65%	0.65%
Ratio of net investment income to average net assets	0.98%	1.37%	2.14%	3.29%	2.32%
Portfolio turnover rate (c)	49%	50%	47%	67%	67%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Effective May 1, 2016, the Fund excludes depositary receipt fees in excess of 0.08% of average daily net assets (See Note 3).
(e)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

72

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2018, offers fifty-eight investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (each a “Fund” and, together, the “Funds”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF, ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF seek to achieve their investment objectives by primarily investing directly in A-shares through the Hong Kong-Shanghai Stock Connect program and via the A-share quota granted to the Sub-Adviser. India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by the China Securities Index Co. Ltd., Shenzhen Securities Information Co., Ltd., BlueStar Global Investors LLC or MV Index Solutions GmbH, a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ respective indices are presented below:

Fund	Index
Africa Index ETF	MVIS® GDP Africa Index*
Brazil Small-Cap ETF	MVIS® Brazil Small-Cap Index*
ChinaAMC CSI 300 ETF	CSI 300 Index
ChinaAMC SME-ChiNext ETF	SME-ChiNext 100 Index
Egypt Index ETF	MVIS® Egypt Index*
India Small-Cap Index ETF	MVIS® India Small-Cap Index*
Indonesia Index ETF	MVIS® Indonesia Index*
Israel ETF	BlueStar Israel Global Index®
Poland ETF	MVIS® Poland Index*
Russia ETF	MVIS® Russia Index*
Russia Small-Cap ETF	MVIS® Russia Small-Cap Index*
Vietnam ETF	MVIS® Vietnam Index*

*	Published by MV Index Solutions GmbH.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees,
73

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Funds’ Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset is not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the SCIF include the financial results of its wholly owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.
74

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

Effective with the current reporting period, it is no longer required to present the sources of distributions to shareholders. Additionally, undistributed net investment income included in net assets is no longer disclosed separately in the Statement of Changes. The December 31, 2017 sources of distributions and undistributed net investment income loss were as follows:

	Distributions to shareholders:
	Dividends from net investment income	Distributions from net realized capital gains	Undistributed net investment income (loss)
Africa Index ETF	$1,580,800	$—	$(737,020)
Brazil Small-Cap ETF	5,049,250	—	11,035
ChinaAMC CSI 300 ETF	1,021,800	—	(53,102)
ChinaAMC SME-ChiNext ETF	42,250	—	(45,160)
Egypt Index ETF	575,568	—	(1,497,593)
India Small-Cap Index ETF	414,748	—	(1,515,728)
Indonesia Index ETF	1,150,000	—	165,519
Israel ETF	670,600	—	(171,938)
Poland ETF	874,800	—	(340,127)
Russia ETF	77,787,600	—	26,803
Russia Small-Cap ETF	2,099,811	—	(64,830)
Vietnam ETF	3,499,225	33,175	(154,938)

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the
75

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of December 31, 2018 are reflected in the Schedules of Investments.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at December 31, 2018 is presented in the Schedules of Investments. Refer to related disclosures in Note 2G (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Components of Capital—Effective with the current reporting period, Net unrealized appreciation (depreciation), Undistributed net investment income (loss), and Accumulated net realized gain (loss) are aggregated and disclosed as Total distributable earnings (loss) in the Statement of Assets and Liabilities.

J.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

At December 31, 2018, ChinaAMC CSI 300 and ChinaAMC SME-ChiNext included $1,548 and $6,621, respectively, in cash denominated in foreign currency, at value on the Statements of Assets and Liabilities, which represents foreign investor minimum settlement reserve funds required by China Securities Depository and Clearing Corporation Limited.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2019, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses; and for Russia ETF and Russia Small-Cap ETF, depositary receipt fees up to 0.10% and 0.08% of average daily net assets, respectively) from exceeding the expense limitations as listed in the table below. Refer to the Statements of Operations for the amounts waived/assumed by the Advisor for the year ended December 31, 2018.

Fund	Expense Limitations
Africa Index ETF	0.78%
Brazil Small-Cap ETF	0.59
ChinaAMC CSI 300 ETF*	0.72
ChinaAMC SME-ChiNext ETF*	0.78
Egypt Index ETF	0.94
India Small-Cap Index ETF	0.85
Indonesia Index ETF	0.57
Israel ETF	0.59
Poland ETF	0.60
Russia ETF	0.62
Russia Small-Cap ETF	0.67
Vietnam ETF	0.76

*	The Adviser paid sub-advisory fees directly to the Sub-Adviser.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

76

Note 4—Investments—For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Africa Index ETF	$15,490,086	$17,578,408
Brazil Small-Cap ETF	41,410,055	47,862,302
ChinaAMC CSI 300 ETF	22,186,237	41,828,624
ChinaAMC SME-ChiNext ETF	10,758,639	7,704,686
Egypt Index ETF	24,316,683	54,686,710
India Small-Cap Index ETF	100,963,836	188,308,401
Indonesia Index ETF	7,748,685	7,879,067
Israel ETF	10,834,568	10,792,454
Poland ETF	3,125,559	3,097,734
Russia ETF	348,253,395	342,739,163
Russia Small-Cap ETF	23,319,367	22,728,203
Vietnam ETF	212,532,092	183,041,957

Note 5—Income Taxes—As of December 31, 2018, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$54,082,106	$8,465,129	$(6,055,476)	$2,409,653
Brazil Small-Cap ETF	82,829,834	17,914,034	(12,976,193)	4,937,841
ChinaAMC CSI 300 ETF	57,376,442	8,019,991	(11,433,116)	(3,413,125)
ChinaAMC SME-ChiNext ETF	18,197,793	2,206,472	(4,664,802)	(2,458,330)
Egypt Index ETF	37,137,764	3,993,510	(7,284,627)	(3,291,117)
India Small-Cap Index ETF	206,810,336	30,660,213	(49,658,810)	(18,998,597)
Indonesia Index ETF	55,622,575	5,419,813	(16,094,549)	(10,674,736)
Israel ETF	47,438,709	7,375,331	(7,280,434)	94,897
Poland ETF	15,561,533	1,432,468	(3,233,308)	(1,800,840)
Russia ETF	1,658,640,320	66,297,228	(396,965,767)	(330,668,539)
Russia Small-Cap ETF	46,151,985	1,544,544	(14,445,804)	(12,901,260)
Vietnam ETF	326,607,551	62,503,290	(67,497,618)	(4,994,328)

At December 31, 2018, the components of total distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late-Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (loss)
Africa Index ETF	$36,430	$(56,499,118)	$—	$(9,157)	$2,409,150	$(54,062,695)
Brazil Small-Cap ETF	56,771	(164,365,875)	—	(31,994)	4,956,644	(159,384,454)
ChinaAMC CSI 300 ETF	4,145	—	(2,282,487)	(3,499)	(3,404,064)	(5,685,905)
ChinaAMC SME-ChiNext ETF	—	(10,743,375)	(479)	(9,612)	(2,458,466)	(13,211,932)
Egypt Index ETF	—	(26,826,046)	(29,468)	(4,067)	(3,291,070)	(30,150,651)
India Small-Cap Index ETF	—	(10,693,460)	—	(89,418)	(18,995,713)	(29,778,591)
Indonesia Index ETF	76,087	(100,874,343)	—	(26,101)	(10,674,501)	(111,498,858)
Israel ETF	2,976	(9,000,704)	—	(2,084)	98,477	(8,901,335)
Poland ETF	—	(19,349,112)	(1,151)	(303,125)	(1,800,946)	(21,454,334)
Russia ETF	1,666,035	(1,391,482,854)	—	(138,291)	(330,653,865)	(1,720,608,975)
Russia Small-Cap ETF	—	(7,886,901)	(2,363)	(2,074)	(12,902,966)	(20,794,304)
Vietnam ETF	22,326	(249,644,600)	—	(33,089)	(4,969,037)	(254,624,400)

*	Qualified late year losses incurred after October 31, 2018 are deemed to arise on January 1, 2019.
77

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The tax character of dividends paid to shareholders were as follows:

	2018 Dividends		2017 Dividends
Fund	Ordinary Income	Return of Capital	Long-Term Capital Gains	Ordinary Income**	Return of Capital
Africa Index ETF	924,000	—	—	1,580,800	—
Brazil Small-Cap ETF	2,547,600	—	—	5,049,250	—
ChinaAMC CSI 300 ETF	525,300	—	4,316,300	1,021,800	—
ChinaAMC SME-ChiNext ETF	—	—	—	42,250	—
Egypt Index ETF	560,463	—	—	575,568	—
India Small-Cap Index ETF	216,823	—	—	414,748	—
Indonesia Index ETF	975,800	—	—	1,150,000	—
Israel ETF	349,800	—	—	670,600	—
Poland ETF	181,785	13,414	—	874,800	—
Russia ETF	68,511,950	—	—	77,787,600	—
Russia Small-Cap ETF	1,440,098	—	—	2,099,811	—
Vietnam ETF	2,610,800	—	—	3,499,225	33,175

**	Includes short-term capital gains (if any)

At December 31, 2018, the Funds had capital loss carryforwards available to offset future capital gains, as follow:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Africa Index ETF	(8,382,998)	(48,116,120)	(56,499,118)
Brazil Small-Cap ETF	(22,839,034)	(141,526,841)	(164,365,875)
ChinaAMC CSI 300 ETF	—	—	—
ChinaAMC SME-ChiNext ETF	(7,662,937)	(3,080,438)	(10,743,375)
Egypt Index ETF	(10,710,517)	(16,115,529)	(26,826,046)
India Small-Cap Index ETF	(10,693,460)	—	(10,693,460)
Indonesia Index ETF	(37,168,759)	(63,705,584)	(100,874,343)
Israel ETF	(1,104,339)	(7,896,365)	(9,000,704)
Poland ETF	(2,852,505)	(16,496,607)	(19,349,112)
Russia ETF	(223,522,045)	(1,167,960,809)	(1,391,482,854)
Russia Small-Cap ETF	(3,569,743)	(4,317,158)	(7,886,901)
Vietnam ETF	(66,259,395)	(183,385,205)	(249,644,600)

During the year ended December 31, 2018, $1,095,985, $128,400, $2,845,870, $171,326, $121,306,708, and $1,860,199 of Africa Index ETF, Egypt Index ETF, Indonesia Index ETF, Poland ETF, Russia ETF and Vietnam ETF’s capital loss carryovers respectively, available from prior years expired unutilized.

Additionally, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF, Egypt Index ETF and India Small-Cap ETF utilized $2,025,608, $1,450,786, $4,711,063 and $289,510 of their capital loss carryovers respectively, available from prior years.

During the year ended December 31, 2018, as a result of permanent book to tax differences, primarily due to the expiration of capital loss carryforwards, deemed distributions attributable to the redemption of shares, tax net operating losses and the tax treatment of gains/losses from securities redeemed in-kind, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

78

Fund	Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Aggregate Paid in Capital
Africa Index ETF	(344,646)	344,646
Brazil Small-Cap ETF	(383,984)	383,984
ChinaAMC CSI 300 ETF	(1,186,997)	1,186,997
ChinaAMC SME-ChiNext ETF	76,074	(76,074)
Egypt Index ETF	(895,062)	895,062
India Small-Cap Index ETF	(182,563)	182,563
Indonesia Index ETF	3,676,960	(3,676,960)
Israel ETF	(384,109)	384,109
Poland ETF	44,483	(44,483)
Russia ETF	(68,001,796)	68,001,796
Russia Small-Cap ETF	(2,078,811)	2,078,811
Vietnam ETF	827,050	(827,050)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Funds did not incur any interest or penalties.

Investments in China: Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF (the “Funds”). China generally imposes withholding income tax (“WHT”) at a rate of 10% on dividends and interest (excluding government bond interest) derived by non-PRC resident enterprises (including a Qualified Foreign Institutional Investor (“QFII”) and a Renminbi Qualified Foreign Institutional Investor (“RQFII”)) from issuers resident in China. However, on November 7, 2018, the PRC Ministry of Finance (MOF) and PRC State Administration of Taxation (SAT) jointly issued Caishui [2018] 108 (Circular 108) to clarify the temporary three-year tax exemption on bond interest derived by foreign institutional investors (FIIs). Pursuant to Circular 108, FIIs are temporarily exempt from withholding income tax and value added tax with respect to bond interest income derived in the domestic bond market (via QFII, RQFII, CIBM and Hong Kong Bond Connect) from November 7, 2018 to November 6, 2021. China also imposes WHT at a rate of 10% on capital gains derived by non-PRC resident enterprises from the disposal in shares of PRC enterprises. Effective November 17, 2014, investments through the Hong Kong-Shanghai Stock Connect program, QFIIs and RQFIIs, which includes these Funds, were exempted temporarily from WHT with respect to gains derived from the trading of equity investments (including A-shares). However, uncertainties remain regarding the taxation of capital gains in China. PRC rules for taxation of RQFIIs (and QFIIs) and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of capital gains derived by QFIIs, RQFIIs and other nonresident investors WHT on gains from such investments the Funds could be subject to additional tax liabilities.

Investments in India: The Subsidiary of India Small-Cap Index ETF (the “Fund”) holds a tax residency certificate issued by the Mauritian Revenue authorities which entitles it to claim the benefits of the double taxation avoidance agreement entered between the Government of India and Mauritius (the “tax treaty”). Since the Fund makes its investments through the Subsidiary, this structure permits the Fund to benefit from the tax treaty. The taxable profits derived from the worldwide income of the Subsidiary is subject to income tax at the rate of 15% in the Republic of Mauritius. As with all Mauritian tax residents, the Subsidiary is entitled to a foreign tax credit (“FTC”) on its foreign sourced income. The FTC is based on the lower of the Mauritian tax or the foreign tax incurred. Where documentary evidence is not available to substantiate the foreign taxes suffered, the FTC can be presumed to be 80% of the Mauritius tax on its foreign source income. The presumed FTC effectively reduces the Mauritian income tax rate on the foreign sourced income of the Subsidiary to a maximum of 3%.

79

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

In 2012, the Indian Finance Minister introduced a general anti-avoidance rule (“GAAR”), which became effective from April 1, 2017 and affects the Subsidiary. On May 10, 2016, the Governments of India and Mauritius signed the Protocol for amending the tax treaty between India and Mauritius which clarified the applicability of GAAR to a Mauritius subsidiary deemed a tax resident of Mauritius. As per the Protocol, India commenced taxation on short-term capital gains at a rate of 15% (plus applicable surcharge and education cess) arising from disposition of shares acquired on or after April 1, 2017 in a company resident in India, with shares acquired on or before March 31, 2017 being grandfathered as exempt from capital gains taxation.

Additionally, the Finance Bill (2018) provided that long-term capital gains from listed equity shares sold after April 1, 2018 which were previously exempt from capital gains tax are now subject to a tax of 10% (plus applicable surcharge and education cess). Taxpayers received a cost step-up to the fair market value of shares held on January 31, 2018 provided the shares had unrealized gains as of that date. The Fund’s existing Indian capital loss carryforward of $(17,279,396) may be utilized to offset capital gains realized. These changes may reduce the return to the Fund on its investments made after April 1, 2017 and the return received by Fund shareholders.

Note 6—Capital Share Transactions—As of December 31, 2018, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 50,000 shares or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

For the year ended December 31, 2018, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Africa Index ETF	$—	$4,518,120
Brazil Small-Cap ETF	609,047	1,180,731
ChinaAMC CSI 300 ETF	—	—
ChinaAMC SME-ChiNext ETF	—	—
Egypt Index ETF	2,979,101	10,357,294
India Small-Cap Index ETF	197,356	2,762,690
Indonesia Index ETF	8,635,407	17,756,389
Israel ETF	9,334,127	1,528,577
Poland ETF	—	1,723,516
Russia ETF	897,957,015	1,220,923,891
Russia Small-Cap ETF	3,757,222	14,158,236
Vietnam ETF	11,512,221	7,726,433

The table represents the accumulation of each Fund’s daily net in-kind shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Principal Risks—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name

80

of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds (except Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF, ChinaAMC SME-ChiNext ETF and India Small-Cap Index ETF) is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. In addition, for Africa Index ETF and Egypt Index ETF there may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in such African currencies, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in timely manner.

As a result of certain events, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

Should the Chinese government impose restrictions on the ability of ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF to repatriate funds associated with direct investment in A-Shares, the Funds may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, and the Funds may therefore be subject to Fund-level U.S. federal taxes.

A more complete description of risks is included in each Fund’s prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at December 31, 2018 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

81

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The following table presents repurchase agreements held as collateral by type of security on loan as of December 31, 2018:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
Fund	Equity Securities
Africa Index ETF	$1,630,099
Brazil Small-Cap ETF	886,904
Israel ETF	1,241,433
Poland ETF	353,277
Vietnam ETF	107,813

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2018, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2018
Africa Index ETF	73	$362,414	3.22%	$—
Brazil Small-Cap ETF	298	460,464	3.18	209,015
China AMC CSI 300 ETF	357	2,364,867	3.23	2,251,725
ChinaAMC SME-ChiNext ETF	314	341,955	3.19	—
Egypt Index ETF	256	1,053,923	3.35	253,340
India Small-Cap Index ETF	215	3,169,299	3.34	—
Indonesia Index ETF	41	326,989	3.11	—
Israel ETF	234	239,579	3.38	391,896
Russia ETF	176	8,294,213	3.32	4,114,660
Russia Small-Cap ETF	162	301,301	3.27	568,449
Vietnam ETF	322	5,335,102	3.27	3,984,818

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2018, there were offsets to custodian fees and these amounts are reflected in custody expense in the Statements of Operations.

Note 12—Foreign Withholding Tax Claims—In 2015, the VanEck Vectors Poland ETF (the “Fund”) filed claims to recover taxes withheld by Poland on dividend income received during calendar years 2010 through 2014 on the basis that Poland had violated certain provisions in the Treaty on the Functioning of the European Union. In October 2016 through June 2017, the Fund received favorable rulings from various local Polish tax offices. The Fund later received cash refunds of $153,952 and $413,347 during calendar years 2016 and 2017 and recorded them as an offset to foreign withholding tax expense. The Fund continues to accrue Polish foreign withholding taxes due to the need to file further claims in order to potentially recover any additional amounts. Professional fees associated with the filing of claims in Poland that resulted in the recovery of these taxes were approved by the Board of Trustees as appropriate expenses of the Fund.

For calendar years 2010 through 2014, the Fund elected to pass through the Polish withholding taxes as foreign tax credits to its shareholders. The Fund’s shareholders benefitted from the tax savings generated from foreign tax credits claimed on their tax returns in prior years. Accordingly, the Fund is obligated to return a portion of the Polish refund received to the Internal Revenue Service (“IRS”) to compensate for prior years’ U.S. income tax liabilities attributable to the foreign taxes refunded. The IRS has stated that they are willing to enter into closing agreements with funds in order to satisfy these obligations. A closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf

82

of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by the Fund’s shareholders on their tax returns in prior years. The Fund is in the process of filing a closing agreement with the IRS. The Fund decreased its estimated liability by $13,000 in 2018 and has a remaining accrued liability of $300,445 for the estimated IRS compliance fee and associated expenses. The actual IRS compliance fee and expenses may differ from the estimate and that difference may be material.

Note 13—Recent Accounting Pronouncements—The Funds early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, of the ASU 2018-13 to financial statements. Public companies will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders in the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 14—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective January 10, 2019, the expense limitation for ChinaAMC CSI 300 ETF was reduced from 0.72% to 0.60%. Effective January 10, 2019, the expense limitation for ChinaAMC SME-ChiNext ETF was reduced from 0.78% to 0.65%.

83

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, and VanEck Vectors Vietnam ETF (collectively referred to as the “Funds”) (twelve of the funds constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF), as of December 31, 2018, and the related statements of operations (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF), changes in net assets (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF), and the financial highlights (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) of each of the Funds (twelve of the funds constituting VanEck Vectors ETF Trust) at December 31, 2018, and the results of their operations (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF), changes in net assets (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) and financial highlights (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

VanEck Vectors Africa Index ETF	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the five years in the period ended December 31, 2018

VanEck Vectors Brazil Small-Cap ETF

VanEck Vectors ChinaAMC CSI 300 ETF
VanEck Vectors ChinaAMC SME-ChiNext ETF	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the four years in the period ended December 31, 2018 and the period from July 23, 2014 (commencement of operations) through December 31, 2014
VanEck Vectors Egypt Index ETF	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the five years in the period ended December 31, 2018

VanEck Vectors India Small-Cap Index ETF

VanEck Vectors Indonesia Index ETF

VanEck Vectors Israel ETF

VanEck Vectors Poland ETF

VanEck Vectors Russia ETF

VanEck Vectors Russia Small-Cap ETF

VanEck Vectors Vietnam ETF
84

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY
February 25, 2019

85

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

	Africa Index ETF		Brazil Small-Cap ETF				ChinaAMC CSI 300 ETF		Egypt Index ETF		India Small-Cap Index ETF
Record Date	12/21/2018		12/21/2018		12/28/2018		12/21/2018		12/21/2018		12/21/2018
Ex Date	12/20/2018		12/20/2018		12/27/2018		12/20/2018		12/20/2018		12/20/2018
Payable Date	12/27/2018		12/27/2018		01/03/2019		12/27/2018		12/27/2018		12/27/2018
Total Distribution Paid Per Share	$0.336000		$0.511000		$0.068000		$0.309000		$0.477000		$0.049000
Ordinary Income Per Share	$0.336000		$0.511000		$0.068000		$0.309000		$0.477000		$0.049000
Long-Term Capital Gain Per Share	$—		$—		$—		$2.539000		$—		$—

Ordinary Income:
Qualified Dividend Income for Individuals	85.36	%*	2.86	%*	3.09	%*	100.00	%*	100.00	%*	100.00	%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	—		—		—		—		—		—
Foreign Source Income	100.00	%*	93.27	%*	100.00	%*	100.00	%*	100.00	%*	65.27	%*
Foreign Taxes Paid Per Share	0.078783	**	0.069199	**	0.009208	**	0.075498	**	0.134154	**	—

	Indonesia Index ETF		Israel ETF		Poland ETF		Russia ETF		Russia Small-Cap ETF		Vietnam ETF
Record Date	12/21/2018		12/21/2018		12/21/2018		12/21/2018		12/21/2018		12/21/2018
Ex Date	12/20/2018		12/20/2018		12/20/2018		12/20/2018		12/20/2018		12/20/2018
Payable Date	12/27/2018		12/27/2018		12/27/2018		12/27/2018		12/27/2018		12/27/2018
Total Distribution Paid Per Share	$0.476000		$0.212000		$0.244000		$0.967000		$1.217000		$0.122000
Ordinary Income Per Share	$0.476000		$0.212000		$0.227231		$0.967000		$1.217000		$0.122000
Return of Capital Per Share	$—		$—		$0.016769	(a)	$—		$—		$—

Ordinary Income:
Qualified Dividend Income for Individuals	100.00	%*	100.00	%*	93.59	%*	53.93	%*	44.80	%*	53.52	%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	—		4.45	%*	—		—		—		—
Foreign Source Income	100.00	%*	100.00	%*	93.92	%*	100.00	%*	100.00	%*	100.00	%*
Foreign Taxes Paid Per Share	0.118036	**	0.088362	**	—		0.183020	**	0.157094	**	0.009441	**

*	Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.
**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.
(a)	A return of capital is not considered taxable income to shareholders. The portion of a distribution which is a dividend is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid.

Additionally, ChinaAMC CSI 300 ETF hereby designates $1,187,033 of long-term capital gains in addition to the capital gain distribution paid to shareholders on 12/27/2018.
86

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	58	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex,[4] January 2016 to present and currently Chairman of the Risk and Compliance Committee.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	69	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, Van Eck Securities Corporation (“VESC”); Director, President and Chief Executive Officer, Van Eck Absolute Return Advisers Corporation (“VEARA”).	58	Director, National Committee on US-China Relations.

[1]	The address for each Trustee is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
87

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 to July 2008).

Henry Glynn, 1983	Assistant Vice President	Since February 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG (since 2017); member of the Capital Markets team at Vanguard Group (September 2013 to October 2016).

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Nicholas Jackson, 1974	Assistant Vice President	Since February 2018	Vice President, Business Development of VanEck Australia Pty Ltd. (since August 2013); Business Development Manager NSW, Leveraged Equities Limited (October 2006 to July 2013).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Matthew McKinnon, 1970	Assistant Vice President	Since February 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. (since February 2018) and Director, Intermediaries and Institutions (July 2013 to February 2018) of VanEck Australia Pty Ltd.; General Manager, Retail Sales, Equities at Perpetual Limited (December 2006 to May 2012).

Arian Neiron, 1979	Vice President	Since February 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd. (since September 2012).

James Parker, 1969	Assistant Treasurer	Since June 2014	Assistant Vice President (since May 2017) and Manager - Portfolio Administration (June 2010 - May 2017) of the Adviser.

Adam Phillips, 1970	Vice President	Since February 2018	VanEck Vectors ETFs’ Chief Operating Officer of the Adviser (since 2012).

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG (since 2010).

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
88

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	INTLAR

ANNUAL REPORT December 31, 2018

VANECK VECTORS®

Agribusiness ETF	MOO®
Coal ETF	KOL®
Global Alternative Energy ETF	GEX®
Gold Miners ETF	GDX®
Junior Gold Miners ETF	GDXJ®
Natural Resources ETF	HAP®
Oil Refiners ETF	CRAK®
Oil Services ETF	OIH®
Rare Earth/Strategic Metals ETF	REMX®
Steel ETF	SLX®
Unconventional Oil & Gas ETF	FRAK®
Uranium+Nuclear Energy ETF	NLR®

800.826.2333	vaneck.com

Certain information contained in this management discussion represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2018.

VANECK VECTORS ETFs

December 31, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide both a brief review of the economic backdrop for the last 12 months and our outlook for 2019.

Review of 2018

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights/, we began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. Finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind” trade narrative from supply cutbacks.

The big shock to this growth story came with concerns about European and Chinese growth in the summer of 2018. These, together with both unstable politics and weaker bank balance sheets, became obstacles to monetary policy normalization. This resulted in U.S. dollar strength and emerging markets equity weakness. In addition, rather than continuing to “grind” higher, commodities were hit by China worries and other factors and had a disappointing year.

2019 Outlook

Looking forward, three of our macro views for 2019 are that: 1) developed markets central banks are tightening, we believe that Europe continues to be “two years” behind the U.S. in this trend. It will remain a slow process and may well be slower than the U.S.; 2) the pace of U.S. Federal Reserve interest rate hikes slows, with a possible pause to hikes in the next 12 months; and, 3) China’s central bank is stimulating and harder-to-stimulate lending to private companies and financial reform continues. However, the government-the central bank supported by fiscal and other steps-wins in stimulating.

Our market views for the year include: 1) the withdrawal of liquidity will extend to credit and equities, which may result in a bumpier ride for many asset classes; 2) gold should benefit if rate hikes stop; commodities should benefit if China resurgence offsets developed world slowdown; and, 3) emerging markets should benefit on a relative basis if China stimulus works.

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find performance discussions and financial statements for each of the funds for the twelve month period ended December 31, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

January 11, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

1

VANECK VECTORS ETFs

(continued)

Management Discussion (unaudited)

Agribusiness

During 2018, agribusiness stocks essentially moved sideways, without any major ups or downs, until early-December. Thereafter they declined precipitously, before a brief recovery in the final week of the year. The Fund finished the year returning -5.76% for the 12 month period. The primary drivers of negative performance were companies in the industrial sector and, in particular, those in the machinery segment. While companies in the healthcare and consumer discretionary sectors contributed positively to returns, their contribution was not sufficient to outweigh the negative performances of not only the industrial sector, but also the materials and consumer staples sectors. The greatest negative returns came from companies in Japan and the United Kingdom, while the greatest positive returns came from those in Norway and Singapore.

Coal

Following a lackluster first six months in 2018, after the end of June the performance of coal stocks declined slowly through mid-November. Thereafter they experienced a significant decline, with the Fund returning -15.97% for the period under review.

Although U.S. coal exports of 87 million short tons (MMst)1 for the first nine months of the year were up 26% over the same period in 2017, in mid-December the U.S. Energy Information Administration (EIA) expected U.S. coal production would total 762 MMst in 2018 (down 2% from 2017) and 742 MMst in 2019 (down 3% from 2018). It also expected total coal consumption in the U.S. in 2018 to be down 2.80% from 2017 and, in the electric power sector specifically, down 3.10%.2

While the long-term benefits of any of the current U.S. Administration’s initiatives to provide support for the domestic coal industry remain debatable, over 2018 demonstrable benefits for coal stocks, not least in the U.S., appeared few. However, coal continues to supply a third of all energy used globally and accounts for 38% of electricity generation, in addition to playing a crucial role in industries such as iron and steel.3 China was the single largest negative contributor to returns, followed by Indonesia and the U.S. No country contributed positively to performance.

Global Alternative Energy

The performance of global alternative energy stocks during the 12 month period was disappointing, with the Fund recording a negative return of 9.02%. Companies in the information technology sector detracted by far the most from performance, those in the utilities sector were the only positive contributors to performance. The U.S. and China were by far the worst performing countries with negative performance far outweighing the positive performance of Denmark, Austria, Sweden, and Spain.

Gold Miners

Both major gold miners and their junior peers had a roller coaster year. Despite fitful recoveries in the last three to four months of the year, neither recovered from the severe sell-off groups experienced through July and the first half of August. In addition, over the 12 month period, the price of gold fell 1.58%4 (on the back of a stronger U.S. dollar and rising U.S. interest rates). The larger gold miners (VanEck Vectors Gold Miners ETF) posted a negative return of 8.92%; junior gold miners (VanEck Vectors Junior Gold Miners ETF) posted a negative return of 11.58% for the period.

Among the larger mining stocks, Canadian companies, with the largest average country weighting, detracted the most from performance. Companies in Australia contributed the most to performance.

The situation was similar among the juniors, with Australia the strongest contributor, followed by South Africa. Canada detracted by far the most from performance.

2

Natural Resources

The Fund returned -10.69% over the 12 months period under review. The consumer discretionary sector was the single sector to contribute positively to returns. Companies in the materials, energy, and consumer staples sectors detracted the most from performance. Companies in the U.S. detracted by far the most from performance, while those from Russia contributed the most to performance.

Oil Refiners

While refining stocks performed quite well over the first nine months of the year, over the final three months they experienced a marked decline, erasing gains from earlier in the year and ending the 12 month period down 9.22%.

In addition to falling victim to the broader market sell off, refiners in the U.S. suffered from the narrowing of two important crude oil price differentials. Not only did the differential between West Texas Intermediate (WTI) sold at Midland and at Cushing narrow significantly over the last four months of the year, but so, too, over much the last two months of the year, did that between WTI and Western Canadian Select (WSC) following the announcement by Alberta that it would cut oil production by 350,000 barrels per day.5

Exposure to refiners in the India, Finland, Hungary, and Poland contributed most to performance. All other countries detracted from performance, with Japan, with the second largest average country weighting, detracting the most.

Oil Services

Oil services stocks, too, had a dismal year with the Fund losing 44.93% over the 12 month period. As with oil refining stocks, the last quarter of the year was particularly challenging. Having, essentially, moved sideways during the first nine months of the year, thereafter stock prices plummeted.

Many energy companies remained loath to ramp up production too quickly and, by the end of the year at 1,083, the Baker Hughes U.S. rig count was only slightly higher than it was at the end of 2017 (929). The count still remains considerably lower than its peak in the U.S. of over 1,900 prior to the oil glut and consequent price crash of 2015.6

The oil service stocks in the U.S., with the largest average country weighting, detracted the most from performance. Companies in the U.K. and Netherlands also detracted from performance.

Rare Earth and Strategic Metals

The Fund had another disappointing year, losing 48.70%. Having hit a high in mid-January, stocks in the Fund’s portfolio declined, with little respite, through the end of the year. The greatest detractors from performance were companies with mining operations and/or production involving cobalt and lithium. No company contributed positively to returns. Large-cap companies performed better than either their small- or mid-cap peers during the period under review.

Steel

In 2018, steel stocks experience a number of quite violent ups and downs, with the Fund’s NAV reaching highs above $51 and a low below $34 over the course of the year. The Fund ended the year under review recording a loss of 18.94%. The continuing trade dispute between the U.S. and both its ostensible allies and China has done little to reduce the volatility not only of steel prices, but also those of steel stocks. Perhaps surprisingly, companies in the U.S., with the largest average country weighting, were by far the greatest detractors from performance. Brazil, with the second largest average weighting during the period under review, was the only country to contribute positively to returns.

Unconventional Oil & Gas

Having suffered roller coaster movements during the first three quarters of the year and a steep downturn during the final quarter, the Fund ended the 12 month under review having lost 29.96%. From a high of $76.41 on October 3, 2018 a barrel at the start of October, by the end of the year the front month West Texas Intermediate

3

VANECK VECTORS ETFs

(unaudited) (continued)

(WTI) crude oil price7 had dropped nearly 40% to $45.41. Unconventional oil and gas, particularly shale oil, companies suffered accordingly. U.S. stocks (on average approximately 85% of the Fund by weight during the period under review) detracted the most from performance.

Uranium+Nuclear Energy

The Fund had a positive 12 months and gained 5.15%. Utility companies, with the largest average sector weighting over the period, produced the vast majority of the Fund’s positive total return, with only the industrial sector detracting from performance. Geographically, companies in Japan contributed the most to performance, while South Korea was the greatest detractor from performance. According to the World Nuclear Association, by the start of January 2019, there were some 450 operable nuclear power reactors in 30 countries and 56 power reactors currently under construction in 16 countries, notably China, Russia, India, and the South Korea.8

Returns based on funds’ net asset values (NAVs).

[1]	One short ton = 2,000 lb (907.19 kg).

[2]	EIA: Short-Term Energy Outlook (Dated: December 11, 2018; Accessed: January 2, 2019), https://www.eia.gov/outlooks/steo/report/coal.cfm

[3]	International Energy Agency: Coal (Accessed: June 18, 2018), https://www.iea.org/topics/coal/

[4]	Gold Closing Price (per ounce): December 29, 2017 (last trading day of the year)-$1,303.05; and December 31, 2018-$1,282.45

[5]	Fort Saskatchewan Record: Notley moves to slash 350,000 bpd of oil production in face of oil price crisis, https://www.fortsaskatchewanrecord.com/news/local-news/notley-moves-to-slash-350000-bpd-of-oil-production-in-face-of-oil-price-crisis

[6]	Baker Hughes: Baker Hughes Rig Count, http://phx.corporate-ir.net/phoenix.zhtml?c=79687&p=irol-rigcountsoverview

[7]	Front month: “Used in the context of options and futures, the term Front Month means the month closest to delivery (futures) or expiration (options)-which is often in the same month.” www.wikinvest.com/wiki/Front_Month

[8]	World Nuclear Association: World Nuclear Power Reactors & Uranium Requirements (Accessed January 2, 2018), http://www.world-nuclear.org/information-library/facts-and-figures/world-nuclear-power-reactors-and-uranium-requireme.aspx (Accessed January 2, 2018)
4

VANECK VECTORS AGRIBUSINESS ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVMOOTR[1]	Share Price	NAV	MVMOOTR[1]
One Year	(6.03)%	(5.76)%	(6.08)%	(6.03)%	(5.76)%	(6.08)%
Five Year	3.20%	3.29%	3.21%	17.07%	17.55%	17.09%
Ten Year	9.27%	9.36%	9.74%	142.57%	144.57%	153.40%
[1]	MVIS® Global Agribusiness Index (MVMOOTR) is a rules based index intended to give investors a means of tracking the overall performance of the companies in the global agribusiness industry.

Index data prior to March 18, 2013 reflects that of the DAXglobal Agribusiness Index (DXAG). From March 18, 2013, forward, the index data reflects that of the MVIS® Global Agribusiness Index (MVMOOTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

5

VANECK VECTORS COAL ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVKOLTR[1]	Share Price	NAV	MVKOLTR[1]
One Year	(16.45)%	(15.97)%	(16.01)%	(16.45)%	(15.97)%	(16.01)%
Five Year	(5.03)%	(4.94)%	(4.64)%	(22.75)%	(22.39)%	(21.13)%
Ten Year	0.75%	1.06%	1.56%	7.81%	11.17%	16.72%
[1]	MVIS® Global Coal Index (MVKOLTR) is a rules based index intended to give investors a means of tracking the overall performance of companies in the global coal industry.

Index data prior to September 24, 2012 reflects that of the Stowe Coal IndexSM (TCOAL). From September 24, 2012 forward, the index data reflects that of the MVIS® Global Coal Index (MVKOLTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

6

VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	AGIXLT[1]	Share Price	NAV	AGIXLT[1]
One Year	(10.17)%	(9.02)%	(8.65)%	(10.17)%	(9.02)%	(8.65)%
Five Year	0.46%	0.66%	0.79%	2.31%	3.35%	4.00%
Ten Year	(1.31)%	(1.11)%	(1.28)%	(12.36)%	(10.55)%	(12.07)%
[1]	Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

7

VANECK VECTORS GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	GDMNTR[1]	Share Price	NAV	GDMNTR[1]
One Year	(8.80)%	(8.92)%	(8.54)%	(8.80)%	(8.92)%	(8.54)%
Five Year	0.58%	0.53%	0.95%	2.92%	2.67%	4.86%
Ten Year	(4.04)%	(4.00)%	(3.52)%	(33.79)%	(33.51)%	(30.08)%
[1]	NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization weighted index primarily comprised of publicly traded companies involved in the mining for gold and silver.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

8

VANECK VECTORS JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVGDXJTR[1]	Share Price	NAV	MVGDXJTR[1]
One Year	(11.05)%	(11.58)%	(11.25)%	(11.05)%	(11.58)%	(11.25)%
Five Year	0.88%	0.91%	1.09%	4.50%	4.63%	5.58%
Life*	(9.80)%	(9.83)%	(9.62)%	(61.05)%	(61.17)%	(60.33)%
*	Commencement of Fund: 11/10/09; First Day of Secondary Market Trading: 11/11/09
[1]	MVIS® Global Junior Gold Miners Index (MVGDXJTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of small-capitalization companies that are involved primarily in the mining for gold and/or silver.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

9

VANECK VECTORS NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	RVEIT[1]	Share Price	NAV	RVEIT[1]
One Year	(10.68)%	(10.69)%	(10.43)%	(10.68)%	(10.69)%	(10.43)%
Five Year	(0.55)%	(0.58)%	(0.36)%	(2.74)%	(2.87)%	(1.81)%
Ten Year	5.18%	5.41%	5.82%	65.65%	69.42%	76.02%

[1]	VanEck® Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

10

VANECK VECTORS OIL REFINERS ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVCRAKTR[1]	Share Price	NAV	MVCRAKTR[1]
One Year	(10.46)%	(9.22)%	(9.01)%	(10.46)%	(9.22)%	(9.01)%
Life*	12.05%	12.19%	12.24%	46.74%	47.33%	47.58%

*	Commencement of Fund: 8/18/15; First Day of Secondary Market Trading: 8/19/15

[1]	MVIS® Global Oil Refiners Index (MVCRAKTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in crude oil refining which may include: gasoline, diesel, jet fuel, fuel oil, naphtha, and other petrochemicals.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

11

VANECK VECTORS OIL SERVICES ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVOIHTR[1]	Share Price	NAV	MVOIHTR[1]
One Year	(44.99)%	(44.93)%	(44.90)%	(44.99)%	(44.93)%	(44.90)%
Five Year	(20.13)%	(20.14)%	(20.31)%	(67.50)%	(67.52)%	(67.86)%
Life*	(11.52)%	(11.62)%	(11.72)%	(57.69)%	(58.04)%	(58.37)%

*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11

[1]	MVIS® US Listed Oil Services 25 Index (MVOIHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies involved in oil services to the upstream oil sector.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

12

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVREMXTR[1]	Share Price	NAV	MVREMXTR[1]
One Year	(49.27)%	(48.70)%	(49.12)%	(49.27)%	(48.70)%	(49.12)%
Five Year	(13.72)%	(13.81)%	(14.09)%	(52.18)%	(52.43)%	(53.21)%
Life*	(16.24)%	(16.24)%	(16.68)%	(76.53)%	(76.53)%	(77.52)%

*	Commencement of Fund: 10/27/10; First Day of Secondary Market Trading: 10/28/10

[1]	MVIS® Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the rare earth and strategic metals segment.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

13

VANECK VECTORS STEEL ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	STEEL[1]	Share Price	NAV	STEEL[1]
One Year	(19.21)%	(18.94)%	(18.65)%	(19.21)%	(18.94)%	(18.65)%
Five Year	(3.47)%	(3.47)%	(3.36)%	(16.18)%	(16.17)%	(15.73)%
Ten Year	4.55%	4.54%	4.78%	56.04%	55.84%	59.46%

[1]	NYSE Arca Steel Index (STEEL) is a modified market capitalization weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

14

VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVFRAKTR[1]	Share Price	NAV	MVFRAKTR[1]
One Year	(29.71)%	(29.96)%	(29.79)%	(29.71)%	(29.96)%	(29.79)%
Five Year	(16.46)%	(16.46)%	(16.30)%	(59.32)%	(59.30)%	(58.93)%
Life*	(10.43)%	(10.41)%	(10.25)%	(53.11)%	(53.07)%	(52.46)%

*	Commencement of Fund: 2/14/12; First Day of Secondary Market Trading: 2/15/12

[1]	MVIS® Global Unconventional Oil & Gas Index (MVFRAKTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the exploration, development, extraction and/or production of unconventional oil and natural gas.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

15

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVNLRTR[1]	Share Price	NAV	MVNLRTR[1]
One Year	5.01%	5.15%	4.84%	5.01%	5.15%	4.84%
Five Year	4.24%	4.27%	3.80%	23.10%	23.26%	20.48%
Ten Year	2.40%	2.60%	2.53%	26.71%	29.29%	28.35%

[1]	MVIS® Global Uranium & Nuclear Energy Index (MVNLRTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy.

Index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index (DXNE). From March 24, 2014, forward, the index data reflects that of the MVIS(R) Global Uranium & Nuclear Energy Index (MVNLRTR). All index history reflects a blend of the performance of the aforementioned Indexes.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

16

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for certain Funds reflect temporary waivers of expenses and/or fees. Had these Funds incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The net asset value (NAV) of each VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of each fund; it is calculated by taking the total assets of each fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAVs are not necessarily the same as each ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Gold Miners Index and Steel Index are published by ICE Data Indices, LLC (ICE Data). The Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Uranium & Nuclear Energy Index are published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The Natural Resources Index is published by S-Network Global Indexes, LLC (S-Network). The Ardour Global Index is published by Ardour Global IndexesSM, LLC (Ardour).

ICE Data, MVIS, S-Network, and Ardour are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at vaneck.com.

17

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	July 1, 2018-
	July 1, 2018	December 31, 2018	During Period	December 31, 2018
Agribusiness ETF
Actual	$1,000.00	$934.10	0.55%	$2.68
Hypothetical**	$1,000.00	$1,022.43	0.55%	$2.80
Coal ETF
Actual	$1,000.00	$853.90	0.60%	$2.80
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
Global Alternative Energy ETF
Actual	$1,000.00	$954.40	0.63%	$3.10
Hypothetical**	$1,000.00	$1,022.03	0.63%	$3.21
Gold Miners ETF
Actual	$1,000.00	$950.80	0.52%	$2.56
Hypothetical**	$1,000.00	$1,022.58	0.52%	$2.65
Junior Gold Miners ETF
Actual	$1,000.00	$926.10	0.54%	$2.62
Hypothetical**	$1,000.00	$1,022.48	0.54%	$2.75
Natural Resources ETF
Actual	$1,000.00	$894.80	0.50%	$2.39
Hypothetical**	$1,000.00	$1,022.68	0.50%	$2.55
Oil Refiners ETF
Actual	$1,000.00	$870.90	0.60%	$2.83
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
Oil Services ETF
Actual	$1,000.00	$545.30	0.35%	$1.36
Hypothetical**	$1,000.00	$1,023.44	0.35%	$1.79
Rare Earth/Strategic Metals ETF
Actual	$1,000.00	$656.20	0.60%	$2.50
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
Steel ETF
Actual	$1,000.00	$818.00	0.56%	$2.57
Hypothetical**	$1,000.00	$1,022.38	0.56%	$2.85
Unconventional Oil & Gas ETF
Actual	$1,000.00	$632.50	0.54%	$2.22
Hypothetical**	$1,000.00	$1,022.48	0.54%	$2.75
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$1,012.70	0.60%	$3.04
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
19

VANECK VECTORS AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number
of Shares		Value

COMMON STOCKS: 99.9%
Australia: 3.8%
662,168	Costa Group Holdings Ltd. #	$3,461,388
3,281,562	Incitec Pivot Ltd. #	7,581,660
505,800	Nufarm Ltd. † #	2,122,364
1,528,143	Treasury Wine Estates Ltd. #	15,927,237
		29,092,649
Brazil: 1.7%
2,961,900	Rumo SA *	12,991,627
Canada: 7.2%
1,157,978	Nutrien Ltd. (USD)	54,424,966
Chile: 1.7%
341,283	Sociedad Quimica y Minera de Chile SA (ADR) †	13,071,139
China / Hong Kong: 2.4%
5,118,000	China Mengniu Dairy Co. Ltd. #	15,927,115
5,752,000	Goldin Financial Holdings Ltd. * † #	2,148,484
		18,075,599
Denmark: 1.0%
94,190	Bakkafrost P/F (NOK) #	4,603,352
36,870	Schouw & Co. AB † #	2,749,435
		7,352,787
Germany: 1.3%
542,652	K+S AG #	9,790,944
Indonesia: 1.3%
20,456,600	Charoen Pokphand Indonesia Tbk PT #	10,290,120
Israel: 1.5%
1,959,971	Israel Chemicals Ltd. (USD) †	11,093,436
Japan: 6.8%
2,519,030	Kubota Corp. #	35,768,894
104,600	Maruha Nichiro Corp. #	3,511,308
216,200	Nippon Meat Packers, Inc. #	8,119,251
682,400	Nippon Suisan Kaisha Ltd. #	3,802,266
		51,201,719
Malaysia: 3.8%
6,770,055	IOI Corp. Bhd #	7,274,348
1,086,970	Kuala Lumpur Kepong Bhd	6,502,093
1,491,880	PPB Group Bhd #	6,327,667
7,520,300	Sime Darby Plantation Bhd #	8,643,675
		28,747,783
Netherlands: 0.5%
178,879	OCI NV * † #	3,644,754
Norway: 7.0%
709,429	Leroy Seafood Group ASA #	5,391,212
1,082,664	Marine Harvest ASA † #	22,786,517
109,217	Salmar ASA #	5,409,118
495,755	Yara International ASA #	19,083,117
		52,669,964
Russia: 0.5%
286,404	PhosAgro OAO (GDR) # Reg S	3,655,597
Number
of Shares		Value

Singapore: 2.8%
13,720,645	Golden Agri-Resources Ltd. #	$2,463,314
8,250,851	Wilmar International Ltd. #	18,894,158
		21,357,472
South Korea: 0.2%
107,043	Komipharm International Co. Ltd. * #	1,949,534
Switzerland: 0.6%
17,150	Bucher Industries AG #	4,612,598
Taiwan: 0.4%
2,112,000	Taiwan Fertilizer Co. Ltd. #	2,971,085
Thailand: 1.4%
13,672,436	Charoen Pokphand Foods (NVDR) #	10,333,201
Ukraine: 0.2%
111,517	Kernel Holding SA (PLN) #	1,454,793
United Kingdom: 3.7%
2,379,734	CNH Industrial NV (USD) †	21,917,350
147,525	Genus Plc #	4,017,829
7,208,222	Sirius Minerals Plc * † #	1,913,983
		27,849,162
United States: 50.1%
153,149	AGCO Corp.	8,525,805
47,345	Andersons, Inc.	1,415,142
1,096,767	Archer-Daniels-Midland Co.	44,934,544
57,596	Balchem Corp.	4,512,647
264,007	Bunge Ltd.	14,108,534
359,875	CF Industries Holdings, Inc.	15,658,161
425,049	Deere & Co.	63,404,559
207,321	Elanco Animal Health, Inc. * †	6,536,831
293,970	FMC Corp.	21,742,021
176,030	IDEXX Laboratories, Inc. *	32,745,101
819,656	Mosaic Co.	23,942,152
95,518	Neogen Corp. *	5,444,526
155,301	Pilgrim’s Pride Corp. *	2,408,719
351,510	Platform Specialty Products Corp. * †	3,631,098
38,856	Sanderson Farms, Inc.	3,858,012
224,392	Toro Co.	12,539,025
287,242	Tractor Supply Co.	23,967,472
577,301	Tyson Foods, Inc.	30,827,873
694,012	Zoetis, Inc.	59,365,787
		379,568,009
Total Common Stocks (Cost: $768,044,203)		756,198,938
MONEY MARKET FUND: 0.3% (Cost: $1,799,700)
1,799,700	Dreyfus Government Cash Management Fund—Institutional Shares	1,799,700
Total Investments Before Collateral for Securities Loaned: 100.2% (Cost: $769,843,903)		757,998,638

See Notes to Financial Statements

20

Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 5.4%
Repurchase Agreements: 5.4%
$9,786,301	Repurchase agreement dated 12/31/18 with Credit Agricole CIB, 3.00%, due 1/2/19, proceeds $9,787,932; (collateralized by various U.S. government and agency obligations, 4.00% to 4.50%, due 6/20/48 to 8/1/48, valued at $9,982,027 including accrued interest)	$9,786,301
9,786,301	Repurchase agreement dated 12/31/18 with Daiwa Capital Markets America, Inc., 3.05%, due 1/2/19, proceeds $9,787,959; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 1/25/19 to 2/1/49, valued at $9,982,027 including accrued interest)	9,786,301
9,786,301	Repurchase agreement dated 12/31/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 3.00%, due 1/2/19, proceeds $9,787,932; (collateralized by various U.S. government and agency obligations, 2.73% to 5.50%, due 1/1/34 to 1/1/49, valued at $9,982,027 including accrued interest)	9,786,301
Principal
Amount		Value

Repurchase Agreements: (continued)
$9,786,301	Repurchase agreement dated 12/31/18 with Nomura Securities International, Inc., 3.00%, due 1/2/19, proceeds $9,787,932; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/3/19 to 11/20/68, valued at $9,982,027 including accrued interest)	$9,786,301
2,052,051	Repurchase agreement dated 12/31/18 with RBC Capital Markets LLC, 3.00%, due 1/2/19, proceeds $2,052,393; (collateralized by various U.S. government and agency obligations, 2.21% to 6.50%, due 2/1/20 to 11/1/48, valued at $2,093,092 including accrued interest)	2,052,051
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $41,197,255)		41,197,255
Total Investments: 105.6% (Cost: $811,041,158)		799,195,893
Liabilities in excess of other assets: (5.6)%		(42,479,781)
NET ASSETS: 100.0%		$756,716,112

Definitions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
PLN	Polish Zloty
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $37,911,477.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $256,630,318 which represents 33.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	3.2%	$23,967,472
Consumer Staples	34.8	263,572,876
Health Care	14.5	110,059,608
Industrials	21.1	159,759,858
Materials	26.2	198,839,124
Money Market Fund	0.2	1,799,700
	100.0%	$757,998,638

See Notes to Financial Statements

21

VANECK VECTORS AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$29,092,649	$—	$29,092,649
Brazil	12,991,627	—	—	12,991,627
Canada	54,424,966	—	—	54,424,966
Chile	13,071,139	—	—	13,071,139
China / Hong Kong	—	18,075,599	—	18,075,599
Denmark	—	7,352,787	—	7,352,787
Germany	—	9,790,944	—	9,790,944
Indonesia	—	10,290,120	—	10,290,120
Israel	11,093,436	—	—	11,093,436
Japan	—	51,201,719	—	51,201,719
Malaysia	6,502,093	22,245,690	—	28,747,783
Netherlands	—	3,644,754	—	3,644,754
Norway	—	52,669,964	—	52,669,964
Russia	—	3,655,597	—	3,655,597
Singapore	—	21,357,472	—	21,357,472
South Korea	—	1,949,534	—	1,949,534
Switzerland	—	4,612,598	—	4,612,598
Taiwan	—	2,971,085	—	2,971,085
Thailand	—	10,333,201	—	10,333,201
Ukraine	—	1,454,793	—	1,454,793
United Kingdom	21,917,350	5,931,812	—	27,849,162
United States	379,568,009	—	—	379,568,009
Money Market Fund	1,799,700	—	—	1,799,700
Repurchase Agreements	—	41,197,255	—	41,197,255
Total	$501,368,320	$297,827,573	$—	$799,195,893

See Notes to Financial Statements

22

VANECK VECTORS COAL ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number
of Shares		Value

COMMON STOCKS: 99.7%
Australia: 19.3%
1,254,959	Aurizon Holdings Ltd. #	$3,784,331
449,066	Corondao Global Resourse * Reg S 144A	967,396
150,248	Washington H Soul Pattinson & Co. Ltd. #	2,633,545
1,070,845	Whitehaven Coal Ltd. #	3,261,719
		10,646,991
Canada: 10.4%
205,280	Teck Cominco Ltd. (USD)	4,421,731
84,957	Westshore Terminals Investment Corp. †	1,280,140
		5,701,871
China / Hong Kong: 19.3%
6,510,000	Agritrade Resources Ltd. † #	1,121,111
4,865,095	China Coal Energy Co. Ltd. #	1,914,213
1,991,408	China Shenhua Energy Co. Ltd. #	4,343,789
4,310,067	Fushan International Energy Group Ltd. #	874,853
29,780,000	National United Resources Holdings Ltd. * # § ∞	0
2,960,000	Yanzhou Coal Mining Co. Ltd. #	2,390,964
		10,644,930
Indonesia: 18.9%
30,046,915	Adaro Energy Tbk PT #	2,541,953
117,123,100	Bumi Resources Tbk PT * #	840,407
918,752	Indo Tambangraya Megah Tbk PT #	1,295,717
7,226,200	Tambang Batubara Bukit Asam Tbk PT #	2,164,810
1,859,000	United Tractors Tbk PT #	3,539,076
		10,381,963
Philippines: 2.4%
2,962,330	Semirara Mining and Power Corp. #	1,300,995
Poland: 4.0%
122,742	Jastrzebska Spolka Weglowa SA * #	2,210,648
South Africa: 4.9%
281,256	Exxaro Resources Ltd. #	2,713,673
Thailand: 5.0%
6,052,889	Banpu PCL (NVDR) #	2,754,463
United States: 15.5%
23,583	Arch Coal, Inc.	1,957,153
44,527	CONSOL Energy, Inc. *	1,411,951
81,743	Peabody Energy Corp.	2,491,527
69,192	SunCoke Energy, Inc. *	591,592
87,017	Warrior Met Coal, Inc.	2,097,980
		8,550,203
Total Common Stocks (Cost: $67,746,927)		54,905,737
MONEY MARKET FUND: 0.2% (Cost: $135,895)
135,895	Dreyfus Government Cash Management Fund — Institutional Shares	135,895
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $67,882,822)		55,041,632
Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.7%
Repurchase Agreements: 2.7%
$461,143	Repurchase agreement dated 12/31/18 with HSBC Securities USA, Inc., 3.00%, due 1/2/19, proceeds $461,220; (collateralized by various U.S. government and agency obligations, 0.00% to 1.44%, due 1/31/20 to 11/15/43, valued at $470,366 including accrued interest)	$461,143
1,000,000	Repurchase agreement dated 12/31/18 with Nomura Securities International, Inc., 3.00%, due 1/2/19, proceeds $1,000,167; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/3/19 to 11/20/68, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $1,461,143)		1,461,143
Total Investments: 102.6% (Cost: $69,343,965)		56,502,775
Liabilities in excess of other assets: (2.6)%		(1,419,135)
NET ASSETS: 100.0%		$55,083,640

See Notes to Financial Statements

23

VANECK VECTORS COAL ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,365,099.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $39,686,267 which represents 72.0% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $967,396, or 1.8% of net assets.

Summary of Investments by Sector
Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	70.3%	$38,677,066
Industrials	9.2	5,064,471
Materials	20.3	11,164,200
Money Market Fund	0.2	135,895
	100.0%	$55,041,632

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$967,396	$9,679,595	$—	$10,646,991
Canada	5,701,871	—	—	5,701,871
China / Hong Kong	—	10,644,930	0	10,644,930
Indonesia	—	10,381,963	—	10,381,963
Philippines	—	1,300,995	—	1,300,995
Poland	—	2,210,648	—	2,210,648
South Africa	—	2,713,673	—	2,713,673
Thailand	—	2,754,463	—	2,754,463
United States	8,550,203	—	—	8,550,203
Repurchase Agreements	—	1,461,143	—	1,461,143
Money Market Fund	135,895	—	—	135,895
Total	$15,355,365	$41,147,410	$0	$56,502,775

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2018:

Common Stocks
China / Hong Kong
Balance as of December 31, 2017	$0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	0
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—
Balance as of December 31, 2018	$0

See Notes to Financial Statements

24

VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number
of Shares		Value

COMMON STOCKS: 99.8%
Austria: 3.6%
66,410	Verbund-Oesterreichische Elektrizis AG #	$2,836,665
Brazil: 1.5%
133,548	Cosan Ltd. (USD)	1,175,222
Canada: 0.8%
44,471	Canadian Solar, Inc. (USD) *	637,714
China / Hong Kong: 5.8%
3,341,000	China Longyuan Power Group Corp. Ltd. #	2,281,057
12,120,600	GCL-Poly Energy Holdings Ltd. * † #	735,219
36,262	JinkoSolar Holding Co. Ltd. (ADR) * †	358,631
722,000	Tianneng Power International Ltd. #	602,123
650,180	Xinjiang Goldwind Science & Technology Co. Ltd. † #	575,096
		4,552,126
Denmark: 8.9%
93,306	Vestas Wind Systems A/S #	7,050,750
Japan: 3.3%
106,904	Kurita Water Industries Ltd. #	2,585,657
Spain: 3.4%
224,842	Gamesa Corp. Tecnologica SA * † #	2,731,336
Sweden: 4.7%
364,354	Nibe Industrier AB #	3,744,111
United States: 67.8%
104,414	Ametek, Inc.	7,068,828
29,122	Badger Meter, Inc.	1,433,094
116,673	Covanta Holding Corp.	1,565,752
90,615	Cree, Inc. *	3,876,057
105,844	Eaton Corp. Plc	7,267,249
42,134	EnerSys, Inc.	3,270,020
25,918	ESCO Technologies, Inc.	1,709,292
75,479	First Solar, Inc. *	3,204,461
38,785	Franklin Electric Co., Inc.	1,663,101
38,955	Green Plains Renewable Energy, Inc. †	510,700
33,414	Itron, Inc. *	1,580,148
103,462	Microchip Technology, Inc.	7,440,987
50,645	Ormat Technologies, Inc.	2,648,733
29,415	Power Integrations, Inc.	1,793,727
37,270	Renewable Energy Group, Inc. *	957,839
60,645	Sunpower Corp. * †	301,406
19,888	Tesla Motors, Inc. *	6,618,726
16,057	Vicor Corp. *	606,794
		53,516,914
Total Common Stocks (Cost: $71,136,975)		78,830,495
MONEY MARKET FUND: 0.2% (Cost: $116,678)
116,678	Dreyfus Government Cash Management Fund — Institutional Shares	116,678
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $71,253,653)		78,947,173
Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 5.3%
Repurchase Agreements: 5.3%
$1,001,515	Repurchase agreement dated 12/31/18 with Citigroup Global Markets, Inc., 3.02%, due 1/2/19, proceeds $1,001,683; (collateralized by various U.S. government and agency obligations, 2.50% to 8.00%, due 1/25/19 to 7/15/60, valued at $1,021,545 including accrued interest)	$1,001,515
1,001,515	Repurchase agreement dated 12/31/18 with Daiwa Capital Markets America, Inc., 3.05%, due 1/2/19, proceeds $1,001,685; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 1/25/19 to 2/1/49, valued at $1,021,545 including accrued interest)	1,001,515
1,001,515	Repurchase agreement dated 12/31/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 3.00%, due 1/2/19, proceeds $1,001,682; (collateralized by various U.S. government and agency obligations, 2.73% to 5.50%, due 1/1/34 to 1/1/49, valued at $1,021,545 including accrued interest)	1,001,515
1,001,515	Repurchase agreement dated 12/31/18 with Nomura Securities International, Inc., 3.00%, due 1/2/19, proceeds $1,001,682; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/3/19 to 11/20/68, valued at $1,021,545 including accrued interest)	1,001,515
209,986	Repurchase agreement dated 12/31/18 with RBC Capital Markets LLC, 3.00%, due 1/2/19, proceeds $210,021; (collateralized by various U.S. government and agency obligations, 2.21% to 6.50%, due 2/1/20 to 11/1/48, valued at $214,186 including accrued interest)	209,986
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $4,216,046)		4,216,046
Total Investments: 105.3% (Cost: $75,469,699)		83,163,219
Liabilities in excess of other assets: (5.3)%		(4,187,473)
NET ASSETS: 100.0%		$78,975,746

See Notes to Financial Statements

25

VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,018,680.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $23,142,014 which represents 29.3% of net assets.

Summary of Investments by Sector
Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	9.1%	$7,220,849
Energy	3.4	2,643,761
Industrials	50.5	39,837,986
Information Technology	27.1	21,361,444
Utilities	9.8	7,766,455
Money Market Fund	0.1	116,678
	100.0%	$78,947,173

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Austria	$—	$2,836,665	$—	$2,836,665
Brazil	1,175,222	—	—	1,175,222
Canada	637,714	—	—	637,714
China / Hong Kong	358,631	4,193,495	—	4,552,126
Denmark	—	7,050,750	—	7,050,750
Japan	—	2,585,657	—	2,585,657
Spain	—	2,731,336	—	2,731,336
Sweden	—	3,744,111	—	3,744,111
United States	53,516,914	—	—	53,516,914
Money Market Fund	116,678	—	—	116,678
Repurchase Agreements	—	4,216,046	—	4,216,046
Total	$55,805,159	$27,358,060	$—	$83,163,219

See Notes to Financial Statements

26

VANECK VECTORS GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number
of Shares		Value

COMMON STOCKS: 100.0%
Australia: 16.8%
120,286,941	Evolution Mining Ltd. ‡ #	$312,760,951
39,299,695	Newcrest Mining Ltd. ‡ #	603,699,623
45,324,067	Northern Star Resources Ltd. ‡ #	295,708,750
43,837,323	OceanaGold Corp. (CAD) ‡	159,840,290
35,956,140	Regis Resources Ltd. ‡ #	122,392,528
53,691,820	Resolute Mining Ltd. ‡ † #	43,706,450
58,140,172	Saracen Mineral Holdings Ltd. ‡ * † #	120,142,275
37,161,314	St. Barbara Ltd. ‡ † #	123,029,927
		1,781,280,794
Canada: 50.2%
12,874,696	Agnico-Eagle Mines Ltd. (USD) ‡ †	520,137,718
27,629,129	Alamos Gold, Inc. (USD) ‡ †	99,464,864
70,142,701	B2Gold Corp. (USD) ‡ * †	204,816,687
59,727,735	Barrick Gold Corp. (USD) ‡ †	808,713,532
20,692,375	Centerra Gold, Inc. ‡ *	88,781,167
12,399,402	Detour Gold Corp. ‡ *	104,674,993
11,255,756	Eldorado Gold Corp. (USD) ‡ *	32,416,577
13,720,241	First Majestic Silver Corp. (USD) ‡ * †	80,812,220
11,330,731	Fortuna Silver Mines, Inc. ‡ *	41,480,198
9,533,341	Franco-Nevada Corp. (USD) ‡	668,954,538
49,188,793	Goldcorp, Inc. (USD) ‡	482,050,171
33,069,906	IAMGOLD Corp. (USD) ‡ *	121,697,254
88,223,320	Kinross Gold Corp. (USD) ‡ *	285,843,557
14,874,524	Kirkland Lake Gold Ltd. ‡	387,709,075
23,906,522	McEwen Mining, Inc. (USD) ‡ †	43,509,870
40,788,412	New Gold, Inc. (USD) ‡ *	30,868,670
11,086,272	Osisko Gold Royalties Ltd. (USD) ‡ †	97,337,468
10,867,096	Pan American Silver Corp. (USD) ‡	158,659,602
13,003,699	Pretium Resources, Inc. (USD) ‡ * †	109,881,257
12,944,715	Sandstorm Gold Ltd. (USD) ‡ * †	59,675,136
23,079,470	Semafo, Inc. ‡ * †	49,849,492
8,523,236	SSR Mining, Inc. (USD) ‡ *	103,045,923
5,628,309	Torex Gold Resources, Inc. ‡ *	53,530,337
26,374,806	Wheaton Precious Metals Corp. (USD) ‡ †	515,099,961
67,256,676	Yamana Gold, Inc. (USD) ‡ †	158,725,755
		5,307,736,022
China / Hong Kong: 2.2%
74,377,000	Zhaojin Mining Industry Co. Ltd. ‡ #	75,479,429
406,580,000	Zijin Mining Group Ltd. ‡ #	154,103,290
		229,582,719
Monaco: 1.2%
7,635,686	Endeavour Mining Corp. (CAD) ‡ *	124,894,732
Peru: 3.0%
19,483,985	Cia de Minas Buenaventura SA (ADR) ‡	316,030,237
South Africa: 6.0%
29,236,114	AngloGold Ashanti Ltd. (ADR) ‡	366,913,231
58,229,560	Gold Fields Ltd. (ADR) ‡	204,968,051
37,724,389	Harmony Gold Mining Co. Ltd. (USD) ‡ *	67,526,656
		639,407,938
Number
of Shares		Value

United Kingdom: 5.8%
81,845,767	Cenatamin Plc ‡ #	$113,792,339
5,827,529	Randgold Resources Ltd. (ADR) ‡ #	498,159,398
		611,951,737
United States: 14.8%
14,407,832	Coeur Mining, Inc. ‡ *	64,403,009
34,036,095	Hecla Mining Co. ‡ †	80,325,184
27,248,002	Newmont Mining Corp. ‡	944,143,269
4,643,249	Royal Gold, Inc. ‡	397,694,277
22,207,850	Tahoe Resources, Inc. ‡ *	81,058,653
		1,567,624,392
Total Common Stocks (Cost: $11,432,117,373)		10,578,508,571

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.5%
Repurchase Agreements: 2.5%
$61,779,923	Repurchase agreement dated 12/31/18 with Citigroup Global Markets, Inc., 3.02%, due 1/2/19, proceeds $61,790,288; (collateralized by various U.S. government and agency obligations, 2.50% to 8.00%, due 1/25/19 to 7/15/60, valued at $63,015,522 including accrued interest)	61,779,923
14,480,800	Repurchase agreement dated 12/31/18 with Credit Agricole CIB, 3.00%, due 1/2/19, proceeds $14,483,213; (collateralized by various U.S. government and agency obligations, 4.00% to 4.50%, due 6/20/48 to 8/1/48, valued at $14,770,416 including accrued interest)	14,480,800
63,098,939	Repurchase agreement dated 12/31/18 with Daiwa Capital Markets America, Inc., 3.05%, due 1/2/19, proceeds $63,109,631; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 1/25/19 to 2/1/49, valued at $64,360,918 including accrued interest)	63,098,939
63,098,939	Repurchase agreement dated 12/31/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 3.00%, due 1/2/19, proceeds $63,109,455; (collateralized by various U.S. government and agency obligations, 2.73% to 5.50%, due 1/1/34 to 1/1/49, valued at $64,360,918 including accrued interest)	63,098,939

See Notes to Financial Statements

27

VANECK VECTORS GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

$63,098,939	Repurchase agreement dated 12/31/18 with Nomura Securities International, Inc., 3.00%, due 1/2/19, proceeds $63,109,455; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/3/19 to 11/20/68, valued at $64,360,918 including accrued interest)	$63,098,939
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $265,557,540)		265,557,540
Total Investments: 102.5% (Cost: $11,697,674,913)		10,844,066,111
Liabilities in excess of other assets: (2.5)%		(268,379,318)
NET ASSETS: 100.0%		$10,575,686,793

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:

‡	Affiliated issuer–as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $261,227,376.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,462,974,960 which represents 23.3% of net assets.

Summary of Investments by Sector
Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	91.1%	$9,637,728,397
Silver	8.9	940,780,174
	100.0%	$10,578,508,571

See Notes to Financial Statements

28

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2018 is set forth below:

Affiliates	Value 12/31/17		Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18
Agnico-Eagle Mines Ltd.	$ —	(a)	$400,725,733	$(225,062,400)	$(9,599,507)	$4,674,447	$(22,262,306)	$520,137,718
Alamos Gold, Inc.	—	(a)	95,860,292	(34,651,210)	(7,795,292)	275,598	(32,477,292)	99,464,864
AngloGold Ashanti Ltd.	—	(a)	202,680,946	(93,861,370)	(31,705,153)	1,078,478	100,718,151	366,913,231
B2Gold Corp.	—	(a)	133,092,513	(64,773,898)	(1,044,922)	—	147,324	204,816,687
Barrick Gold Corp.	—	(a)	626,863,795	(405,491,430)	(103,609,420)	10,461,465	123,873,009	808,713,532
Cenatamin Plc	—	(a)	93,534,826	(52,083,173)	(1,147,714)	6,969,248	(37,875,898)	113,792,339
Centerra Gold, Inc.	—	(a)	69,761,586	(36,321,264)	(4,034,079)	—	(8,438,644)	88,781,167
Cia de Minas Buenaventura SA	—	(a)	204,828,564	(99,433,095)	3,005,484	1,336,010	32,317,500	316,030,237
Coeur Mining, Inc.	—	(a)	66,830,393	(33,093,692)	(10,335,610)	—	(22,061,060)	64,403,009
Detour Gold Corp.	—	(a)	77,296,562	(41,349,985)	(18,638,618)	—	(5,975,517)	104,674,993
Eldorado Gold Corp.	—	(a)	37,695,436	(20,105,553)	(55,954,331)	—	19,351,590	32,416,577
Endeavour Mining Corp.	—	(a)	91,665,701	(44,915,018)	(518,269)	—	(19,402,855)	124,894,732
Evolution Mining Ltd.	—	(a)	202,766,001	(94,180,051)	10,002,931	5,254,495	35,946,290	312,760,951
First Majestic Silver Corp.	—	(a)	58,253,993	(20,819,925)	(3,332,350)	—	(3,874,202)	80,812,220
Fortuna Silver Mines, Inc.	—	(a)	37,622,774	(19,478,623)	(2,126,969)	—	(12,352,364)	41,480,198
Franco-Nevada Corp.	—	(a)	569,151,982	(346,617,472)	(6,261,821)	8,065,878	(45,662,091)	668,954,538
Gold Fields Ltd.	—	(a)	144,917,746	(69,124,918)	(19,548,667)	2,363,175	(11,285,040)	204,968,051
Goldcorp, Inc.	—	(a)	462,843,733	(231,145,049)	(119,892,647)	3,189,711	(2,522,676)	482,050,171
Harmony Gold Mining Co. Ltd.	—	(a)	46,160,517	(16,906,181)	(2,913,305)	—	3,518,411	67,526,656
Hecla Mining Co.	—	(a)	73,996,646	(28,341,934)	(4,073,703)	221,312	(33,007,628)	80,325,184
IAMGOLD Corp.	—	(a)	113,762,462	(56,350,214)	(808,049)	—	(57,621,624)	121,697,254
Kinross Gold Corp.	—	(a)	215,693,967	(109,405,384)	(26,703,944)	—	(37,745,577)	285,843,557
Kirkland Lake Gold Ltd.	—	(a)	217,327,383	(90,544,965)	30,036,178	1,100,799	86,706,047	387,709,075
McEwen Mining, Inc.	—	(a)	35,070,272	(16,929,120)	(4,571,792)	160,763	(4,446,667)	43,509,870
New Gold, Inc.	—	(a)	46,119,528	(26,808,667)	(27,811,749)	—	(46,396,442)	30,868,670
Newcrest Mining Ltd.	—	(a)	522,933,081	(318,953,942)	(9,788,235)	6,561,633	(49,799,408)	603,699,623
Newmont Mining Corp.	—	(a)	837,240,099	(519,221,954)	3,482,802	13,584,171	(49,845,785)	944,143,269
Northern Star Resources Ltd.	—	(a)	180,435,305	(79,727,514)	22,273,512	2,284,927	42,334,961	295,708,750
OceanaGold Corp.	—	(a)	91,043,811	(43,194,730)	(1,518,392)	1,021,761	41,694,718	159,840,290
Osisko Gold Royalties Ltd.	—	(a)	71,511,386	(35,656,641)	(8,315,435)	1,323,451	(12,390,853)	97,337,468
Pan American Silver Corp.	—	(a)	122,993,392	(61,106,231)	(2,565,096)	1,120,060	(8,612,826)	158,659,602
Pretium Resources, Inc.	—	(a)	72,079,126	(36,037,995)	(4,103,250)	—	(15,758,967)	109,881,257
Randgold Resources Ltd.	—	(a)	328,444,079	(137,396,892)	(15,789,453)	8,460,277	(15,940,570)	498,159,398
Regis Resources Ltd.	—	(a)	86,854,043	(41,807,883)	10,459,952	3,277,003	(9,416,715)	122,392,528
Resolute Mining Ltd.	—	(a)	34,426,970	(16,732,252)	(4,633,362)	652,862	876,961	43,706,450
Royal Gold, Inc.	—	(a)	280,578,697	(135,875,402)	5,062,671	3,276,098	4,866,332	397,694,277
Sandstorm Gold Ltd.	—	(a)	41,159,158	(19,860,216)	(2,237,465)	—	(612,149)	59,675,136
Saracen Mineral Holdings Ltd.	—	(a)	66,467,070	(29,115,680)	3,980,672	—	30,125,134	120,142,275
Semafo, Inc.	—	(a)	42,484,318	(21,839,586)	(3,091,278)	—	(9,631,370)	49,849,492
SSR Mining, Inc.	—	(a)	62,269,276	(27,979,199)	(1,514,913)	—	22,661,842	103,045,923
St. Barbara Ltd.	—	(a)	85,455,500	(36,390,147)	6,994,094	2,561,647	(277,848)	123,029,927
Tahoe Resources, Inc.	—	(a)	65,662,943	(32,400,510)	(32,776,175)	—	12,710,894	81,058,653
Torex Gold Resources, Inc.	—	(a)	33,294,658	(16,567,080)	(7,846,648)	—	10,234,782	53,530,337
Wheaton Precious Metals Corp.	—	(a)	310,791,235	(121,959,012)	(580,803)	7,343,684	(41,232,070)	515,099,961
Yamana Gold, Inc.	—	(a)	132,528,400	(65,875,879)	(28,043,951)	1,062,047	(13,889,152)	158,725,755
Zhaojin Mining Industry Co. Ltd.	—	(a)	45,084,246	(20,516,923)	(2,278,844)	424,268	16,426,118	75,479,429
Zijin Mining Group Ltd.	—	(a)	117,258,317	(61,547,332)	5,744,307	3,424,658	(5,377,721)	154,103,290
	$ —		$7,955,518,461	$(4,157,557,591)	$(486,468,608)	$101,529,926	$(51,683,253)	$10,578,508,571

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

See Notes to Financial Statements

29

VANECK VECTORS GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$159,840,290	$1,621,440,504	$—	$1,781,280,794
Canada	5,307,736,022	—	—	5,307,736,022
China / Hong Kong	—	229,582,719	—	229,582,719
Monaco	124,894,732	—	—	124,894,732
Peru	316,030,237	—	—	316,030,237
South Africa	639,407,938	—	—	639,407,938
United Kingdom	—	611,951,737	—	611,951,737
United States	1,567,624,392	—	—	1,567,624,392
Repurchase Agreements	—	265,557,540	—	265,557,540
Total	$8,115,533,611	$2,728,532,500	$—	$10,844,066,111

See Notes to Financial Statements

30

VANECK VECTORS JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 99.7%
Australia: 23.0%
88,889,759	Evolution Mining Ltd. ‡ #	$231,124,387
36,406,102	Northern Star Resources Ltd. ‡ #	237,525,086
32,864,419	OceanaGold Corp. (CAD) ‡ †	119,830,727
55,780,363	Perseus Mining Ltd. ‡ * #	16,515,673
29,667,343	Ramelius Resources Ltd. ‡ * #	9,807,806
32,733,538	Regis Resources Ltd. ‡ #	111,422,986
35,652,016	Resolute Mining Ltd. † #	29,021,610
47,323,223	Saracen Mineral Holdings Ltd. ‡ * #	97,789,867
30,406,860	Silver Lake Resources Ltd. ‡ * † #	11,913,423
32,616,456	St. Barbara Ltd. ‡ #	107,983,269
16,262,705	Westgold Resources Ltd. * #	10,074,495
		983,009,329
Canada: 44.8%
18,966,298	Alamos Gold, Inc. (USD)	68,278,673
11,337,407	Argonaut Gold, Inc. ‡ *	12,949,447
7,713,436	Asanko Gold, Inc. (USD) *	4,925,800
45,824,359	B2Gold Corp. (USD) *	133,807,128
11,302,245	Centerra Gold, Inc. *	48,492,573
18,341,706	China Gold International Resources Corp. Ltd. * †	21,218,257
9,017,491	Continental Gold, Inc. * †	14,855,290
10,512,881	Detour Gold Corp. ‡ *	88,749,098
7,724,130	Dundee Precious Metals, Inc. *	20,359,400
8,799,986	Eldorado Gold Corp. (USD) ‡ *	25,343,959
9,117,590	Endeavour Silver Corp. (USD) ‡ * †	19,602,819
11,172,986	First Majestic Silver Corp. (USD) ‡ * †	65,808,888
39,370,386	First Mining Gold Corp. ‡ * †	7,062,340
9,833,078	Fortuna Silver Mines, Inc. (USD) ‡ *	35,792,404
9,874,419	Gold Standard Ventures Corp. (USD) * †	12,343,024
4,790,588	Golden Star Resources Ltd. (USD) *	15,090,352
11,811,247	Great Panther Silver Ltd. (USD) ‡ * †	8,385,985
8,430,629	Guyana Goldfields, Inc. *	9,876,268
27,979,785	IAMGOLD Corp. (USD) ‡ *	102,965,609
81,618,934	Kinross Gold Corp. (USD) ‡ *	264,445,346
3,896,029	MAG Silver Corp. (USD) * †	28,441,012
16,642,368	McEwen Mining, Inc. (USD) †	30,289,110
37,782,540	New Gold, Inc. (USD) ‡ *	28,593,826
13,731,511	Novagold Resources, Inc. (USD) * †	54,239,468
7,206,209	Novo Resources Corp. * †	13,084,931
4,864,371	Osisko Gold Royalties Ltd. (USD) †	42,709,177
9,361,992	Osisko Mining, Inc. * †	21,043,576
9,543,599	Pan American Silver Corp. (USD) ‡	139,336,545
10,945,799	Premier Gold Mines Ltd. ‡ * †	12,902,867
10,584,408	Pretium Resources, Inc. (USD) ‡ * †	89,438,248
11,229,557	Sandstorm Gold Ltd. (USD) ‡ * †	51,768,258
3,022,861	Seabridge Gold, Inc. (USD) * †	39,992,451
16,066,602	Semafo, Inc. * †	34,702,355
11,762,398	Silvercorp Metals, Inc. ‡	24,544,468
7,849,198	SSR Mining, Inc. (USD) ‡ *	94,896,804
1,694,754	Sulliden Mining Capital, Inc. *	148,902
5,880,241	Teranga Gold Corp. ‡ *	17,350,543
4,512,301	Torex Gold Resources, Inc. ‡ *	42,916,086
6,648,866	Wesdome Gold Mines Ltd. * †	21,565,732
62,678,323	Yamana Gold, Inc. (USD) ‡	147,920,842
		1,916,237,861
Number of Shares		Value

China / Hong Kong: 1.4%
13,306,000	Hengxing Gold Holding Co. Ltd. † # Reg S	$11,636,167
19,287,400	Real Gold Mining Ltd. * # § ∞	0
45,397,500	Zhaojin Mining Industry Co. Ltd. † #	46,070,390
		57,706,557
Monaco: 1.6%
4,253,351	Endeavour Mining Corp. (CAD) *	69,570,846
Peru: 6.3%
14,444,784	Cia de Minas Buenaventura SA (ADR) ‡	234,294,396
16,984,165	Hochschild Mining Plc (GBP) #	33,825,976
		268,120,372
Russia: 0.6%
14,300,048	Highland Gold Mining Ltd. (GBP) #	25,948,460
South Africa: 13.8%
22,549,683	AngloGold Ashanti Ltd. (ADR) ‡ †	282,998,522
2,907,647	DRDGOLD Ltd. (ADR) †	6,047,906
48,019,599	Gold Fields Ltd. (ADR) ‡	169,028,988
29,494,281	Harmony Gold Mining Co. Ltd. (USD) ‡ * †	52,794,763
27,955,427	Sibanye Gold Ltd. (ADR) * †	79,113,858
		589,984,037
Turkey: 0.8%
3,472,913	Koza Altin Isletmeleri AS * #	33,396,065
United Kingdom: 2.3%
7,772,602	African Barrick Gold Ltd. * †	18,145,205
57,763,019	Cenatamin Plc ‡ #	80,309,456
386,037	Patagonia Gold Plc * #	275,261
		98,729,922
United States: 5.1%
18,959,771	Alacer Gold Corp. (CAD) ‡ *	34,982,152
10,184,192	Coeur Mining, Inc. ‡ *	45,523,338
3,329,926	Gold Resource Corp. ‡	13,319,704
25,516,579	Hecla Mining Co. ‡	60,219,126
17,837,883	Tahoe Resources, Inc. ‡ *	65,108,273
		219,152,593
Total Common Stocks (Cost: $4,616,537,540)		4,261,856,042
MONEY MARKET FUND: 0.3% (Cost: $11,945,173)
11,945,173	Dreyfus Government Cash Management Fund — Institutional Shares	11,945,173

Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $4,628,482,713)		4,273,801,215

See Notes to Financial Statements

31

VANECK VECTORS JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.1%
Repurchase Agreements: 4.1%
$41,878,234	Repurchase agreement dated 12/31/18 with Credit Agricole CIB, 3.00%, due 1/2/19, proceeds $41,885,214; (collateralized by various U.S. government and agency obligations, 4.00% to 4.50%, due 6/20/48 to 8/1/48, valued at $42,715,799 including accrued interest)	$41,878,234
41,878,234	Repurchase agreement dated 12/31/18 with Daiwa Capital Markets America, Inc., 3.05%, due 1/2/19, proceeds $41,885,330; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 1/25/19 to 2/1/49, valued at $42,715,799 including accrued interest)	41,878,234
41,878,234	Repurchase agreement dated 12/31/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 3.00%, due 1/2/19, proceeds $41,885,214; (collateralized by various U.S. government and agency obligations, 2.73% to 5.50%, due 1/1/34 to 1/1/49, valued at $42,715,799 including accrued interest)	41,878,234
Principal Amount		Value

$41,878,234	Repurchase agreement dated 12/31/18 with Nomura Securities International, Inc., 3.00%, due 1/2/19, proceeds $41,885,214; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/3/19 to 11/20/68, valued at $42,715,799 including accrued interest)	$41,878,234
8,779,584	Repurchase agreement dated 12/31/18 with RBC Capital Markets LLC, 3.00%, due 1/2/19, proceeds $8,781,047; (collateralized by various U.S. government and agency obligations, 2.21% to 6.50%, due 2/1/20 to 11/1/48, valued at $8,955,176 including accrued interest)	8,779,584
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $176,292,520)		176,292,520
Total Investments: 104.1% (Cost: $4,804,775,233)		4,450,093,735
Liabilities in excess of other assets: (4.1)%		(176,698,551)
NET ASSETS: 100.0%		$4,273,395,184

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

Footnotes:

‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $171,948,320.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,094,640,377 which represents 25.6% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

32

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	88.4%	$3,779,183,003
Precious Metals & Minerals	0.5	21,192,478
Silver	10.8	461,480,561
Money Market Fund	0.3	11,945,173
	100.0%	$4,273,801,215

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2018 is set forth below:

Affiliates	Value 12/31/17	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18
Alacer Gold Corp.	$39,908,724	$18,163,043	$(23,386,201)	$(1,075,309)	$—	$1,371,895	$34,982,152
Alamos Gold, Inc.	140,175,553	51,678,132	(58,092,791)	(15,962,700)	454,797	(49,519,521)	—	(b)
AngloGold Ashanti Ltd.	—	273,995,297	(110,408,212)	21,726,374	—	97,685,063	282,998,522
Argonaut Gold, Inc.	24,036,977	10,202,130	(9,946,223)	(3,653,208)	—	(7,690,229)	12,949,447
Asanko Gold, Inc.	9,119,788	5,594,633	(8,362,963)	(10,054,866)	—	8,629,208	—	(b)
B2Gold Corp.	160,608,629	62,717,688	(80,991,136)	5,219,987	—	(13,748,040)	—	(b)
Cenatamin Plc	148,079,397	57,668,456	(70,022,433)	(12,600,857)	8,939,166	(42,815,107)	80,309,456
Cia de Minas Buenaventura SA	—	232,549,313	—	—	—	1,745,083	234,294,396
Coeur Mining, Inc.	77,056,387	33,237,254	(29,899,308)	(5,213,079)	—	(29,657,916)	45,523,338
Continental Gold, Inc.	25,621,420	12,982,553	(11,774,116)	(1,707,410)	—	(10,267,157)	—	(b)
Detour Gold Corp.	129,244,120	50,069,524	(52,705,554)	(6,172,038)	—	(31,686,954)	88,749,098
DRDGOLD Ltd.	9,730,031	3,797,099	(3,798,981)	(861,118)	125,236	(2,819,125)	—	(b)
Eldorado Gold Corp.	78,550,255	22,166,012	(31,875,303)	(29,273,110)	—	(14,223,895)	25,343,959
Endeavour Silver Corp.	23,311,118	12,026,698	(12,240,952)	(3,859,707)	—	365,662	19,602,819
Evolution Mining Ltd.	180,160,455	124,836,567	(121,761,908)	13,368,481	5,609,189	34,520,792	231,124,387
First Majestic Silver Corp.	80,896,014	46,116,497	(44,867,296)	(7,703,021)	—	(8,633,306)	65,808,888
First Mining Finance Corp.	20,902,939	—	(25,819,883)	5,470	—	4,911,474	—
First Mining Gold Corp.	—	32,041,062	(5,523,666)	(3,904,839)	—	(15,550,217)	7,062,340
Fortuna Silver Mines, Inc.	55,614,047	27,076,217	(26,267,048)	(1,946,522)	—	(18,684,290)	35,792,404
Gold Fields Ltd.	207,010,394	89,972,265	(85,233,548)	(4,112,623)	2,832,596	(38,607,500)	169,028,988
Gold Resource Corp.	17,928,733	9,092,333	(11,636,338)	1,775,272	82,910	(3,840,296)	13,319,704
Golden Star Resources Ltd.	24,259,745	9,366,730	(10,620,526)	(1,160,097)	—	(6,755,500)	—	(b)
Great Panther Silver Ltd.	16,615,777	6,655,738	(6,046,836)	(2,324,747)	—	(6,513,947)	8,385,985
Guyana Goldfields, Inc.	38,827,811	15,938,594	(14,087,045)	(5,167,451)	—	(25,635,641)	—	(b)
Harmony Gold Mining Co. Ltd.	54,146,482	32,801,939	(30,980,508)	(2,920,408)	—	(252,742)	52,794,763
Hecla Mining Co.	87,671,646	57,556,175	(41,138,624)	(12,813,428)	258,898	(31,056,643)	60,219,126
IAMGOLD Corp.	172,039,814	71,650,879	(71,827,823)	9,646,993	—	(78,544,254)	102,965,609
Kinross Gold Corp.	—	254,802,474	—	—	—	9,642,872	264,445,346
Kirkland Lake Gold Ltd.	186,539,075	85,153,040	(307,522,932)	141,609,094	487,958	(105,778,277)	—
McEwen Mining, Inc.	40,781,115	19,512,098	(20,745,355)	(1,570,013)	183,911	(7,688,735)	—	(b)
Munsun Capital Group Ltd.	6,654,743	2,539,891	(2,930,020)	(18,152,141)	—	11,887,527	—
New Gold, Inc.	134,667,626	35,649,455	(31,286,013)	(19,592,342)	—	(90,844,900)	28,593,826
Northern Star Resources Ltd.	168,694,335	111,535,894	(111,716,994)	26,616,752	2,762,035	42,395,099	237,525,086
OceanaGold Corp.	99,372,763	53,773,078	(74,000,881)	2,253,431	1,270,963	38,432,336	119,830,727
Pan American Silver Corp.	159,067,328	81,956,303	(87,284,853)	(5,995,082)	1,567,893	(8,407,151)	139,336,545
Perseus Mining Ltd.	19,003,941	8,905,235	(11,518,555)	1,244,230	—	(1,119,178)	16,515,673
Premier Gold Mines Ltd.	31,674,029	12,712,973	(11,708,633)	(4,004,762)	—	(15,770,740)	12,902,867
Pretium Resources, Inc.	118,257,450	49,371,487	(49,137,706)	1,336,941	—	(30,389,924)	89,438,248
Ramelius Resources Ltd.	11,241,363	6,143,632	(8,013,994)	(463,353)	—	900,158	9,807,806
Regis Resources Ltd.	124,131,148	59,206,807	(71,203,281)	22,270,577	4,646,462	(22,982,265)	111,422,986
Sandstorm Gold Ltd.	63,706,427	28,793,221	(36,169,685)	2,911,032	—	(7,472,737)	51,768,258
Saracen Mineral Holdings Ltd.	71,734,287	38,564,278	(55,353,374)	27,663,409	—	15,181,267	97,789,867
Seabridge Gold, Inc.	38,582,336	17,695,980	(22,630,461)	2,369,370	—	3,975,226	—	(b)
Semafo, Inc.	55,758,881	24,282,791	(29,809,527)	(4,257,668)	—	(11,272,122)	—	(b)
Sibanye Gold Ltd.	162,676,276	61,684,085	(83,471,389)	(36,627,724)	—	(25,147,390)	—	(b)
Silver Lake Resources Ltd.	10,625,961	6,014,479	(7,806,232)	279,976	—	2,799,239	11,913,423
Silvercorp Metals, Inc.	33,685,696	15,876,294	(17,015,871)	(598,348)	343,735	(7,403,303)	24,544,468

See Notes to Financial Statements

33

VANECK VECTORS JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Affiliates (continued)	Value 12/31/17		Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18
SSR Mining, Inc.	$76,304,127		$39,746,894	$(50,845,511)	$12,481,803	$—	$17,209,491	$94,896,804
St. Barbara Ltd.	97,682,108		65,410,020	(68,573,813)	14,450,312	2,845,372	(985,358)	107,983,269
Tahoe Resources, Inc.	97,549,471		54,583,684	(61,743,678)	(36,016,893)	3,619	10,735,689	65,108,273
Teranga Gold Corp.	16,053,605		10,104,684	(11,591,739)	(155,348)	—	2,939,341	17,350,543
Torex Gold Resources, Inc.	—	(a)	28,759,452	(21,879,827)	(4,664,688)	—	4,810,126	42,916,086
Wesdome Gold Mines Ltd.	14,313,868		7,962,369	(12,632,134)	(336,497)	—	12,258,126	—	(b)
Westgold Resources Ltd.	23,954,960		10,571,557	(9,480,600)	(4,706,281)	—	(10,265,141)	—	(b)
Yamana Gold, Inc.	197,456,335		86,822,322	(81,776,239)	643,718	1,338,892	(55,225,294)	147,920,842
Zhaojin Mining Industry Co. Ltd.	45,005,365		19,571,692	(32,633,445)	2,775,863	580,807	11,350,915	—	(b)
	$3,926,690,875		$2,667,658,997	$(2,389,797,964)	$41,021,407	$34,334,439	$(503,508,206)	$3,263,266,324

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.
(b)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$119,830,727	$863,178,602	$—	$983,009,329
Canada	1,916,237,861	—	—	1,916,237,861
China / Hong Kong	—	57,706,557	0	57,706,557
Monaco	69,570,846	—	—	69,570,846
Peru	234,294,396	33,825,976	—	268,120,372
Russia	—	25,948,460	—	25,948,460
South Africa	589,984,037	—	—	589,984,037
Turkey	—	33,396,065	—	33,396,065
United Kingdom	18,145,205	80,584,717	—	98,729,922
United States	219,152,593	—	—	219,152,593
Money Market Fund	11,945,173	—	—	11,945,173
Repurchase Agreements	—	176,292,520	—	176,292,520
Total	$3,179,160,838	$1,270,932,897	$0	$4,450,093,735

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2018:

Common Stocks
China / Hong Kong
Balance as of December 31, 2017	$338,263
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(338,263)
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2018	$0

See Notes to Financial Statements

34

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 100.0%
Argentina: 0.3%
17,025	Adecoagro SA (USD) *	$118,494
5,273	Cresud S.A.C.I.F. y A (ADR)	64,067
1,538	YPF SA (ADR)	20,594
		203,155
Australia: 5.2%
52,110	Alumina Ltd. #	84,366
27,978	Bega Cheese Ltd. † #	97,158
70,816	BHP Group Ltd. † #	1,710,847
12,141	BlueScope Steel Ltd. #	93,611
2,082	Caltex Australia Ltd. #	37,335
1,932	CIMIC Group Ltd. #	59,051
14,998	Elders Ltd. #	74,651
62,996	Evolution Mining Ltd. #	163,797
37,770	Fortescue Metals Group Ltd. #	111,320
29,673	GrainCorp. Ltd. #	191,556
9,234	Iluka Resources Ltd. #	49,591
48,000	MMG Ltd. (HKD) * #	20,624
31,687	Newcrest Mining Ltd. #	486,758
25,471	OceanaGold Corp. (CAD)	92,873
10,583	Oil Search Ltd. #	53,280
14,047	Origin Energy Ltd. * #	64,045
14,135	Santos Ltd. #	54,486
31,803	Saracen Mineral Holdings Ltd. * #	65,719
112,125	South32 Ltd. #	266,592
21,170	St. Barbara Ltd. #	70,088
7,473	Woodside Petroleum Ltd. #	164,529
		4,012,277
Austria: 0.3%
1,150	OMV AG #	50,110
2,084	Verbund-Oesterreichische Elektrizis AG #	89,017
2,762	Voestalpine AG #	82,188
		221,315
Brazil: 1.9%
10,729	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	86,583
13,779	Cia Siderurgica Nacional SA (ADR) *	30,176
5,350	Fibria Celulose SA	93,314
23,013	Gerdau SA (ADR) †	86,529
14,854	Petroleo Brasileiro SA (ADR) †	193,251
6,600	SLC Agricola SA	71,283
68,800	Vale SA (ADR)	907,472
		1,468,608
Canada: 11.6%
9,661	Agnico-Eagle Mines Ltd. (USD)	390,304
16,060	Alamos Gold, Inc.	57,735
40,778	B2Gold Corp. *	119,127
48,140	Barrick Gold Corp. (USD)	651,816
9,749	Canadian Natural Resources Ltd. (USD)	235,243
1,488	Canfor Corp. *	18,009
8,789	Centerra Gold, Inc. *	37,709
7,222	Detour Gold Corp. *	60,968
13,532	Enbridge, Inc. (USD)	420,575
7,635	EnCana Corp. (USD)	44,130
15,212	First Quantum Minerals Ltd.	122,961
35,854	Goldcorp, Inc. (USD)	351,369
2,407	Husky Energy, Inc.	24,867
Number of Shares		Value

Canada: (continued)
19,243	IAMGOLD Corp. *	$70,587
1,723	Imperial Oil Ltd. (USD) †	43,626
51,567	Kinross Gold Corp. (USD) *	167,077
7,754	Kirkland Lake Gold Ltd.	202,110
14,053	Lundin Mining Corp.	58,031
89,888	Nutrien Ltd. (USD)	4,224,736
3,932	Osisko Gold Royalties Ltd. †	34,460
6,323	Pan American Silver Corp. (USD)	92,316
7,018	Pretium Resources, Inc. *	59,451
12,995	Suncor Energy, Inc. (USD)	363,470
12,508	Teck Resources Ltd. (USD)	269,422
7,244	TransCanada Corp. (USD)	258,611
40,669	Turquoise Hill Resources Ltd. *	66,998
1,332	West Fraser Timber Co. Ltd. †	65,771
18,295	Wheaton Precious Metals Corp. (USD)	357,301
39,143	Yamana Gold, Inc. (USD)	92,377
		8,961,157
Chile: 1.0%
83,962	Aguas Andinas SA	46,182
7,614	Antofagasta Plc (GBP) #	76,092
26,016	Empresas CMPC SA	82,700
11,067	Inversiones Aguas Metropolitanas SA	16,151
15,474	Sociedad Quimica y Minera de Chile SA (ADR) †	592,654
		813,779
China / Hong Kong: 1.8%
88,000	Aluminum Corp of China Ltd. * #	28,164
23,800	Angang New Steel Co. Ltd. #	16,421
322,914	China Agri-Industries Holdings Ltd. #	115,029
32,500	China Coal Energy Co. Ltd. #	12,787
13,400	China Gas Holdings Ltd. #	47,789
40,600	China Hongqiao Group Ltd. #	23,092
87,500	China Molybdenum Co. Ltd. (Class H) #	32,227
15,300	China Oilfield Services Ltd. (Class H) #	13,169
203,427	China Petroleum & Chemical Corp. #	145,026
27,391	China Shenhua Energy Co. Ltd. #	59,747
128,679	CNOOC Ltd. #	198,236
53,100	Fosun International Ltd. #	77,396
30,600	Health and Happiness H&H International Holdings Ltd. * #	175,514
33,700	Huaneng Power International, Inc. #	21,394
25,300	Jiangxi Copper Co. Ltd. (Class H) #	29,738
26,200	Kunlun Energy Co. Ltd. #	27,841
30,600	Lee & Man Paper Manufacturing Ltd. #	25,900
37,600	Maanshan Iron and Steel Co. Ltd. (Class H) #	16,591
39,257	Nine Dragons Paper Holdings Ltd. #	36,270
167,540	PetroChina Co. Ltd. (Class-H) #	103,973
11,400	Shandong Chenming Paper Holdings Ltd. (Class B) #	6,128
13,300	Yanzhou Coal Mining Co. Ltd. #	10,743
43,100	Zhaojin Mining Industry Co. Ltd. #	43,739
235,661	Zijin Mining Group Ltd. #	89,321
		1,356,235
Denmark: 0.6%
6,458	Vestas Wind Systems A/S #	488,004

See Notes to Financial Statements

35

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Finland: 0.3%
1,125	Neste Oil Oyj #	$86,903
13,595	Stora Enso Oyj (R Shares) #	157,259
		244,162
France: 2.1%
13,308	Suez Environnement Co.	175,406
20,163	Total SA #	1,061,086
17,653	Veolia Environnement SA #	360,699
		1,597,191
Germany: 0.4%
794	Aurubis AG #	39,255
289	KWS Saat AG #	85,586
10,853	ThyssenKrupp AG #	186,009
		310,850
Hungary: 0.1%
3,794	MOL Hungarian Oil & Gas Plc #	41,573
India: 0.6%
14,157	Reliance Industries Ltd. (GDR) # 144A	450,535
Indonesia: 0.2%
56,276	Astra Agro Lestari Tbk PT #	46,353
60,800	Indah Kiat Pulp and Paper Corp. Tbk PT #	48,821
29,400	Pabrik Kertas Tjiwi Kimia PT #	22,711
408,600	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	35,612
		153,497
Ireland: 0.3%
18,344	Origin Enterprises Plc	122,674
5,603	Smurfit Kappa Group Plc (GBP) #	148,650
		271,324
Italy: 0.4%
20,309	ENI S.p.A. #	320,097
Japan: 3.8%
10,900	Calbee, Inc. #	340,114
2,800	Daio Paper Corp. #	32,223
4,417	Hitachi Metals Ltd. #	45,893
3,800	Hokuto Corp. #	66,498
1,300	Idemitsu Kosan Co. Ltd. #	42,242
8,700	Inpex Holdings, Inc. #	77,012
12,764	JFE Holdings, Inc. #	203,105
27,400	JX Holdings, Inc. #	142,160
8,100	Kobe Steel Ltd. #	56,086
3,365	Kurita Water Industries Ltd. #	81,388
2,900	Mitsubishi Materials Corp. #	76,340
2,500	Nippon Paper Industries Co. Ltd. #	44,566
19,500	Nippon Steel Corp. #	334,692
42,014	Nippon Suisan Kaisha Ltd. #	234,098
38,250	Nisshin Seifun Group, Inc. #	787,024
22,876	OJI Paper Co. Ltd. #	116,766
5,770	Rengo Co. Ltd. #	45,479
4,083	Sumitomo Forestry Co. Ltd. #	53,400
6,000	Sumitomo Metal Mining Ltd. #	160,516
		2,939,602
Luxembourg: 0.6%
14,207	Arcelormittal #	293,423
1,885	Tenaris SA (ADR)	40,188
4,332	Ternium SA (ADR)	117,397
		451,008
Number of Shares		Value

Malaysia: 1.8%
39,951	Genting Plantation Bhd #	$95,221
357,994	IOI Corp. Bhd #	384,661
63,878	Kuala Lumpur Kepong Bhd	382,109
212,200	Malyan Banking Bhd #	487,457
1,200	Petronas Dagangan Bhd #	7,681
48,500	Press Metal Aluminium Holdings Bhd #	56,590
		1,413,719
Mexico: 1.4%
63,215	Gruma, SAB de CV	714,845
79,064	Grupo Mexico, SAB de CV	162,353
16,392	Industrias Penoles, SAB de CV	199,713
		1,076,911
Netherlands: 1.2%
29,903	Royal Dutch Shell Plc (GBP) #	893,323
Norway: 3.4%
8,709	Equinor ASA #	184,467
60,860	Mowi ASA #	1,280,903
30,133	Norsk Hydro ASA #	136,335
2,609	Norway Royal Salmon ASA #	53,948
25,542	Yara International ASA #	983,189
		2,638,842
Peru: 0.3%
9,297	Cia de Minas Buenaventura SA (ADR)	150,797
1,876	Southern Copper Corp. (USD)	57,725
		208,522
Poland: 0.2%
1,166	Jastrzebska Spolka Weglowa SA * #	21,000
3,001	KGHM Polska Miedz SA * #	70,924
2,322	Polski Koncern Naftowy Orlen SA #	67,019
12,917	Polskie Gornictwo Naftowe I Gazownictwo SA #	23,792
		182,735
Portugal: 0.1%
3,448	Galp Energia, SGPS, SA #	54,168
5,253	Portucel-Empresa Productora de Pasta e Papel SA #	21,622
		75,790
Russia: 2.6%
12,103	Evraz Plc (GBP) #	74,054
5,209	Lukoil PJSC (ADR) #	373,041
17,111	MMC Norilsk Nickel PJSC (ADR) #	321,098
674	Novatek OAO (GDR) # Reg S	115,163
2,116	Novolipetsk Steel (GDR) # Reg S	48,503
94,500	OAO Gazprom (ADR) #	418,381
17,594	PhosAgro OAO (GDR) # Reg S	224,566
10,039	Polymetal International (GBP) #	105,237
9,308	Rosneft Oil Co. (GDR) # Reg S	57,436
4,120	Severstal OAO (GDR) Reg S	56,238
28,521	Surgutneftegas OJSC (ADR) #	108,313
2,087	Tatneft PJSC Sponsored (ADR) #	131,434
		2,033,464
Singapore: 1.3%
967,319	Golden Agri-Resources Ltd. #	173,666
378,864	Wilmar International Ltd. #	867,585
		1,041,251

See Notes to Financial Statements

36

Number of Shares		Value

South Africa: 1.2%
2,558	Anglo American Platinum Ltd. #	$95,386
16,833	AngloGold Ashanti Ltd. (ADR)	211,254
894	Assore Ltd.	18,023
5,557	Astral Foods Ltd.	61,782
33,885	Gold Fields Ltd. (ADR)	119,275
30,306	Impala Platinum Holdings Ltd. * #	77,319
1,208	Kumba Iron Ore Ltd. #	23,761
18,924	Northam Platinum Ltd. *	56,910
13,138	Sappi Ltd. #	74,541
4,527	Sasol Ltd. #	134,550
68,224	Sibanye Gold Ltd. * † #	49,630
		922,431
South Korea: 1.1%
1,845	Hyundai Steel Co. #	75,025
273	Korea Zinc Co. Ltd. #	105,708
1,733	POSCO #	379,062
264	SK Holdings Co. Ltd. #	61,600
484	SK Innovation Co. Ltd. #	77,689
317	S-Oil Corp. #	27,651
1,656	Woongjin Coway Co. Ltd. #	109,503
		836,238
Spain: 0.4%
3,412	Acerinox SA #	33,751
7,057	Gamesa Corp. Tecnologica SA * #	85,727
10,577	Repsol YPF SA #	169,661
		289,139
Sweden: 0.5%
4,180	Billerudkorsnas AB † #	49,914
6,036	Boliden AB #	130,751
2,348	Holmen AB #	46,418
1,413	Lundin Petroleum AB #	35,277
13,451	SSAB AB (B Shares) #	37,948
14,306	Svenska Cellulosa AB #	111,131
		411,439
Switzerland: 0.4%
93,010	Glencore Plc (GBP) #	345,546
Taiwan: 0.3%
272,472	China Steel Corp. #	215,162
12,920	Formosa Petrochemical Corp. #	45,847
		261,009
Thailand: 0.3%
53,800	Energy Absolute PCL (NVDR) #	70,354
11,100	PTT Exploration & Production PCL (NVDR) #	38,521
68,400	PTT PCL (NVDR) #	96,464
		205,339
Turkey: 0.1%
30,122	Eregli Demir ve Celik Fabrikalari TAS #	40,742
979	Tupras-Turkiye Petrol Rafinerileri AS #	21,456
		62,198
United Kingdom: 7.2%
31,002	Anglo American Plc #	692,682
150,555	BP Plc #	951,015
47,519	Cenatamin Plc #	66,067
45,014	Centrica Plc #	77,587
145,489	CNH Industrial NV (USD)	1,339,954
Number of Shares		Value

United Kingdom: (continued)
30,684	DS Smith Plc #	$116,923
5,143	KAZ Minerals Plc #	34,962
8,673	Mondi Plc #	180,497
13,200	Pennon Group Plc #	116,596
3,868	Randgold Resources Ltd. (ADR) #	330,651
25,262	Rio Tinto Plc #	1,208,909
7,446	Severn Trent Plc #	172,468
3,411	TechnipFMC Plc (USD)	66,787
21,408	United Utilities Group Plc #	201,131
		5,556,229
United States: 44.7%
9,708	AGCO Corp.	540,444
4,115	Alcoa Corp. *	109,377
1,153	American States Water Co.	77,297
4,088	Anadarko Petroleum Corp.	179,218
3,845	Andersons, Inc.	114,927
3,030	Apache Corp.	79,538
5,585	Aqua America, Inc. †	190,951
81,762	Archer-Daniels-Midland Co.	3,349,789
14,405	Arconic, Inc.	242,868
4,059	Baker Hughes a GE Co.	87,269
20,606	Bunge Ltd.	1,101,185
3,522	Cabot Oil & Gas Corp.	78,717
1,509	California Water Service Group	71,919
34,103	CF Industries Holdings, Inc.	1,483,822
3,371	Chefs’ Warehouse, Inc. *	107,805
1,928	Cheniere Energy, Inc. *	114,118
15,298	Chevron Corp.	1,664,269
761	Cimarex Energy Co.	46,916
2,582	Commercial Metals Co.	41,364
1,599	Concho Resources, Inc. *	164,361
9,278	ConocoPhillips	578,483
690	Continental Resources, Inc. *	27,731
3,195	Cree, Inc. *	136,666
24,051	Darling International, Inc. *	462,741
46,987	Deere & Co.	7,009,051
3,551	Devon Energy Corp.	80,040
760	Diamondback Energy, Inc.	70,452
1,485	Domtar Corp.	52,168
4,624	EOG Resources, Inc.	403,259
2,108	EQT Corp.	39,820
2,032	Equitrans Midstream Corp. *	40,681
33,801	Exxon Mobil Corp.	2,304,890
2,369	First Solar, Inc. *	100,576
31,975	Freeport-McMoRan Copper & Gold, Inc.	329,662
7,329	Graphic Packaging Holding Co.	77,981
6,994	Halliburton Co.	185,901
19,674	Hecla Mining Co.	46,431
870	Helmerich & Payne, Inc.	41,708
2,010	Hess Corp.	81,405
1,392	HollyFrontier Corp.	71,159
10,375	Ingredion, Inc.	948,275
9,656	International Paper Co.	389,716
1,049	Itron, Inc. *	49,607
15,152	Kinder Morgan, Inc.	233,038
1,572	Lindsay Corp.	151,305
3,370	Louisiana-Pacific Corp.	74,881
6,819	Marathon Oil Corp.	97,784

See Notes to Financial Statements

37

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

United States: (continued)
51,238	Mosaic Co.	$1,496,662
3,055	National Oilwell Varco, Inc.	78,514
1,595	Newfield Exploration Co. *	23,383
22,001	Newmont Mining Corp.	762,335
3,857	Noble Energy, Inc.	72,357
6,980	Nucor Corp.	361,634
6,105	Occidental Petroleum Corp.	374,725
3,283	ONEOK, Inc.	177,118
1,589	Ormat Technologies, Inc.	83,105
2,231	Packaging Corp. of America	186,199
3,706	Phillips 66	319,272
7,638	Pilgrim’s Pride Corp. *	118,465
1,360	Pioneer Natural Resources Co.	178,867
1,596	Reliance Steel & Aluminum Co.	113,587
1,445	Royal Gold, Inc.	123,764
11,050	Schlumberger Ltd.	398,684
40	Seaboard Corp.	141,520
4,766	Steel Dynamics, Inc.	143,171
12,923	Tahoe Resources, Inc. *	47,169
1,800	Targa Resources Corp.	64,836
8,096	The Southern Co.	355,576
17,792	Tractor Supply Co.	1,484,564
43,226	Tyson Foods, Inc.	2,308,268
3,910	United States Steel Corp.	71,318
3,412	Valero Energy Corp.	255,798
5,988	WestRock Co.	226,107
17,893	Weyerhaeuser Co.	391,141
9,655	Williams Companies, Inc.	212,893
892	Worthington Industries, Inc.	31,077
		34,533,674
Total Common Stocks (Cost: $81,038,659)		77,292,168
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.6%
Repurchase Agreements: 3.6%
$762,110	Repurchase agreement dated 12/31/18 with Citigroup Global Markets, Inc., 3.02%, due 1/2/19, proceeds $762,238; (collateralized by various U.S. government and agency obligations, 2.50% to 8.00%, due 1/25/19 to 7/15/60, valued at $777,352 including accrued interest)	$762,110
1,000,000	Repurchase agreement dated 12/31/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 3.00%, due 1/2/19, proceeds $1,000,167; (collateralized by various U.S. government and agency obligations, 2.73% to 5.50%, due 1/1/34 to 1/1/49, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 12/31/18 with Nomura Securities International, Inc., 3.00%, due 1/2/19, proceeds $1,000,167; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/3/19 to 11/20/68, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $2,762,110)		2,762,110
Total Investments: 103.6% (Cost: $83,800,769)		80,054,278
Liabilities in excess of other assets: (3.6)%		(2,772,147)
NET ASSETS: 100.0%		$77,282,131

See Notes to Financial Statements

38

Definitions:
ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,654,730.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $27,241,584 which represents 35.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $450,535, or 0.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	2.1%	$1,647,467
Consumer Staples	19.7	15,229,339
Energy	22.9	17,723,614
Financials	0.6	487,457
Industrials	13.1	10,136,788
Information Technology	0.4	286,849
Materials	37.7	29,135,595
Real Estate	0.6	455,208
Utilities	2.9	2,189,851
	100.0%	$77,292,168

See Notes to Financial Statements

39

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$203,155	$—	$—	$203,155
Australia	92,873	3,919,404	—	4,012,277
Austria	—	221,315	—	221,315
Brazil	1,468,608	—	—	1,468,608
Canada	8,961,157	—	—	8,961,157
Chile	737,687	76,092	—	813,779
China / Hong Kong	—	1,356,235	—	1,356,235
Denmark	—	488,004	—	488,004
Finland	—	244,162	—	244,162
France	175,406	1,421,785	—	1,597,191
Germany	—	310,850	—	310,850
Hungary	—	41,573	—	41,573
India	—	450,535	—	450,535
Indonesia	—	153,497	—	153,497
Ireland	122,674	148,650	—	271,324
Italy	—	320,097	—	320,097
Japan	—	2,939,602	—	2,939,602
Luxembourg	157,585	293,423	—	451,008
Malaysia	382,109	1,031,610	—	1,413,719
Mexico	1,076,911	—	—	1,076,911
Netherlands	—	893,323	—	893,323
Norway	—	2,638,842	—	2,638,842
Peru	208,522	—	—	208,522
Poland	—	182,735	—	182,735
Portugal	—	75,790	—	75,790
Russia	56,238	1,977,226	—	2,033,464
Singapore	—	1,041,251	—	1,041,251
South Africa	467,244	455,187	—	922,431
South Korea	—	836,238	—	836,238
Spain	—	289,139	—	289,139
Sweden	—	411,439	—	411,439
Switzerland	—	345,546	—	345,546
Taiwan	—	261,009	—	261,009
Thailand	—	205,339	—	205,339
Turkey	—	62,198	—	62,198
United Kingdom	1,406,741	4,149,488	—	5,556,229
United States	34,533,674	—	—	34,533,674
Repurchase Agreements	—	2,762,110	—	2,762,110
Total	$50,050,584	$30,003,694	$—	$80,054,278

See Notes to Financial Statements

40

VANECK VECTORS OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 99.8%
Australia: 3.8%
102,614	Caltex Australia Ltd. #	$1,840,119
Austria: 4.3%
47,319	OMV AG #	2,061,879
China / Hong Kong: 1.0%
11,124	Sinopec Shanghai Petrochemical Co. Ltd. (ADR) †	480,112
Finland: 5.3%
33,453	Neste Oil Oyj #	2,584,141
Hungary: 4.3%
188,366	MOL Hungarian Oil & Gas Plc #	2,064,050
India: 8.5%
130,257	Reliance Industries Ltd. (GDR) # 144A	4,145,326
Japan: 13.8%
25,500	Cosmo Energy Holdings Co. Ltd. #	517,194
63,400	Idemitsu Kosan Co. Ltd. #	2,060,123
554,000	JX Holdings, Inc. #	2,874,329
88,900	Showa Shell Sekiyu KK #	1,230,400
		6,682,046
Poland: 6.2%
34,325	Grupa Lotos SA #	810,145
76,783	Polski Koncern Naftowy Orlen SA #	2,216,164
		3,026,309
Portugal: 4.5%
138,943	Galp Energia, SGPS, SA #	2,182,808
South Korea: 7.8%
15,336	SK Energy Co. Ltd. #	2,461,649
15,428	S-Oil Corp. #	1,345,721
		3,807,370
Taiwan: 4.5%
619,000	Formosa Petrochemical Corp. #	2,196,535
Thailand: 3.7%
4,697,400	IRPC PCL (NVDR) #	829,763
469,000	Thai Oil PCL (NVDR) #	953,181
		1,782,944
Turkey: 2.2%
48,709	Tupras-Turkiye Petrol Rafinerileri AS #	1,067,498
Number of Shares		Value

United States: 29.9%
21,736	Delek US Holdings, Inc.	$706,637
39,550	HollyFrontier Corp.	2,021,796
64,667	Marathon Petroleum Corp.	3,816,000
37,616	PBF Energy, Inc.	1,228,915
39,333	Phillips 66	3,388,538
44,265	Valero Energy Corp.	3,318,547
		14,480,433
Total Common Stocks (Cost: $57,631,122)		48,401,570
MONEY MARKET FUND: 0.0% (Cost: $34,772)
34,772	Dreyfus Government Cash Management Fund — Institutional Shares	34,772
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $57,665,894)		48,436,342

Principal Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1% (Cost: $35,244)
Repurchase Agreement: 0.1%
$35,244	Repurchase agreement dated 12/31/18 with RBC Capital Markets LLC, 3.00%, due 1/2/19, proceeds $35,250; (collateralized by various U.S. government and agency obligations, 2.21% to 6.50%, due 2/1/20 to 11/1/48, valued at $35,949 including accrued interest)	35,244
Total Investments: 99.9% (Cost: $57,701,138)		48,471,586
Other assets less liabilities: 0.1%		37,630
NET ASSETS: 100.0%		$48,509,216

Definitions:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

Footnotes:
†	Security fully or partially on loan. Total market value of securities on loan is $34,528.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $33,441,025 which represents 68.9% of net assets.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $4,145,326, or 8.5% of net assets.

See Notes to Financial Statements

41

VANECK VECTORS OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	98.9%	$47,921,458
Materials	1.0	480,112
Money Market Fund	0.1	34,772
	100.0%	$48,436,342

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$1,840,119	$—	$1,840,119
Austria	—	2,061,879	—	2,061,879
China / Hong Kong	480,112	—	—	480,112
Finland	—	2,584,141	—	2,584,141
Hungary	—	2,064,050	—	2,064,050
India	—	4,145,326	—	4,145,326
Japan	—	6,682,046	—	6,682,046
Poland	—	3,026,309	—	3,026,309
Portugal	—	2,182,808	—	2,182,808
South Korea	—	3,807,370	—	3,807,370
Taiwan	—	2,196,535	—	2,196,535
Thailand	—	1,782,944	—	1,782,944
Turkey	—	1,067,498	—	1,067,498
United States	14,480,433	—	—	14,480,433
Money Market Fund	34,772	—	—	34,772
Repurchase Agreement	—	35,244	—	35,244
Total	$14,995,317	$33,476,269	$—	$48,471,586

See Notes to Financial Statements

42

VANECK VECTORS OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 100.0%
Luxembourg: 4.8%
2,365,742	Tenaris SA (ADR)	$50,437,619
Netherlands: 4.4%
767,372	Core Laboratories NV (USD) †	45,781,414
Switzerland: 0.7%
12,869,819	Weatherford International Plc (USD) *	7,194,229
United Kingdom: 9.4%
8,364,454	Ensco Plc CL A (USD) †	29,777,456
4,721,182	Noble Corp. Plc (USD) *	12,369,497
2,850,132	TechnipFMC Plc (USD)	55,805,585
		97,952,538
United States: 80.7%
1,479,528	Apergy Corp. *	40,065,618
2,806,524	Baker Hughes a GE Co.	60,340,266
1,097,925	C&J Energy Services, Inc. *	14,821,988
1,508,519	Diamond Offshore Drilling, Inc. *	14,240,419
460,019	Dril-Quip, Inc. *	13,814,371
6,133,442	Halliburton Co.	163,026,888
879,608	Helmerich & Payne, Inc.	42,168,408
4,247,475	McDermott International, Inc. * †	27,778,486
7,293,486	Nabors Industries Ltd.	14,586,972
2,134,650	National Oilwell Varco, Inc.	54,860,505
1,761,332	Oceaneering International, Inc. *	21,312,117
771,202	Oil States International, Inc. *	11,012,765
4,127,508	Patterson-UTI Energy, Inc.	42,719,708
2,510,531	Rowan Companies Plc * †	21,063,355
2,290,317	RPC, Inc. †	22,605,429
5,843,354	Schlumberger Ltd.	210,828,212
3,101,552	Superior Energy Services, Inc. *	10,390,199
6,685,127	Transocean, Inc. *	46,394,781
1,118,172	US Silica Holdings, Inc. †	11,382,991
		843,413,478
Total Common Stocks (Cost: $2,403,382,961)		1,044,779,278

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.6%
Repurchase Agreements: 4.6%
$11,485,206	Repurchase agreement dated 12/31/18 with Credit Agricole CIB, 3.00%, due 1/2/19, proceeds $11,487,120; (collateralized by various U.S. government and agency obligations, 4.00% to 4.50%, due 6/20/48 to 8/1/48, valued at $11,714,910 including accrued interest)	11,485,206

Principal Amount		Value

Repurchase Agreements: (continued)
$11,485,206	Repurchase agreement dated 12/31/18 with Daiwa Capital Markets America, Inc., 3.05%, due 1/2/19, proceeds $11,487,152; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 1/25/19 to 2/1/49, valued at $11,714,910 including accrued interest)	$11,485,206
11,485,206	Repurchase agreement dated 12/31/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 3.00%, due 1/2/19, proceeds $11,487,120; (collateralized by various U.S. government and agency obligations, 2.73% to 5.50%, due 1/1/34 to 1/1/49, valued at $11,714,910 including accrued interest)	11,485,206
11,485,206	Repurchase agreement dated 12/31/18 with Nomura Securities International, Inc., 3.00%, due 1/2/19, proceeds $11,487,120; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/3/19 to 11/20/68, valued at $11,714,910 including accrued interest)	11,485,206
2,407,737	Repurchase agreement dated 12/31/18 with RBC Capital Markets LLC, 3.00%, due 1/2/19, proceeds $2,408,138; (collateralized by various U.S. government and agency obligations, 2.21% to 6.50%, due 2/1/20 to 11/1/48, valued at $2,455,892 including accrued interest)	2,407,737
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $48,348,561)		48,348,561
Total Investments: 104.6% (Cost: $2,451,731,522)		1,093,127,839
Liabilities in excess of other assets: (4.6)%		(48,293,057)
NET ASSETS: 100.0%		$1,044,834,782

See Notes to Financial Statements

43

VANECK VECTORS OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $44,927,607.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Oil & Gas Drilling	21.4%	$223,320,596
Oil & Gas Equipment & Services	78.6	821,458,682
	100.0%	$1,044,779,278

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$1,044,779,278	$—	$—	$1,044,779,278
Repurchase Agreements	—	48,348,561	—	48,348,561
Total	$1,044,779,278	$48,348,561	$—	$1,093,127,839

* See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

44

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 96.3%
Australia: 18.6%
2,500,734	Galaxy Resources Ltd. * † #	$3,819,433
1,218,448	Iluka Resources Ltd. #	6,543,583
1,584,006	Orocobre Ltd. * † #	3,601,011
9,473,326	Pilbara Minerals Ltd. * † #	3,264,212
		17,228,239
Canada: 10.4%
1,135,045	Cobalt 27 Capital Corp. *	2,742,458
856,935	Lithium Americas Corp. * †	2,704,195
8,384,204	Nemaska Lithium, Inc. * †	4,174,300
		9,620,953
China / Hong Kong: 29.1%
13,746,719	China Molybdenum Co. Ltd. #	7,547,150
5,826,387	China Northern Rare Earth Group High-Tech Co. Ltd. #	7,461,157
3,177,693	Xiamen Tungsten Co. Ltd. #	5,606,903
1,442,238	Zhejiang Huayou Cobalt Co. Ltd. #	6,340,475
		26,955,685
France: 5.5%
73,371	Eramet SA #	5,051,738
Japan: 8.5%
260,292	OSAKA Titanium Technologies Co. † #	3,957,067
426,747	Toho Titanium Co. Ltd. #	3,890,235
		7,847,302
Malaysia: 4.7%
3,920,904	Lynas Corp. Ltd. (AUD) * † #	4,378,457
Netherlands: 5.1%
146,314	AMG Advanced Metallurgical † #	4,710,192
South Africa: 9.4%
224,521	Assore Ltd.	4,526,318
8,479,231	Bushveld Minerals Ltd. (GBP) *	4,184,669
		8,710,987
United States: 5.0%
593,128	Tronox Ltd.	4,614,536
Total Common Stocks (Cost: $132,166,462)		89,118,089
PREFERRED STOCKS: 3.6%
Brazil: 3.6% (Cost: $1,708,453)
626,523	Cia de Ferro Ligas da Bahia, 6.93%,	3,305,785
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $133,874,915)		92,423,874
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 21.4%
Repurchase Agreements: 21.4%
$4,712,351	Repurchase agreement dated 12/31/18 with Credit Agricole CIB, 3.00%, due 1/2/19, proceeds $4,713,136; (collateralized by various U.S. government and agency obligations, 4.00% to 4.50%, due 6/20/48 to 8/1/48, valued at $4,806,598 including accrued interest)	$4,712,351
4,712,351	Repurchase agreement dated 12/31/18 with Daiwa Capital Markets America, Inc., 3.05%, due 1/2/19, proceeds $4,713,149; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 1/25/19 to 2/1/49, valued at $4,806,598 including accrued interest)	4,712,351
4,712,351	Repurchase agreement dated 12/31/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 3.00%, due 1/2/19, proceeds $4,713,136; (collateralized by various U.S. government and agency obligations, 2.73% to 5.50%, due 1/1/34 to 1/1/49, valued at $4,806,598 including accrued interest)	4,712,351
4,712,351	Repurchase agreement dated 12/31/18 with Nomura Securities International, Inc., 3.00%, due 1/2/19, proceeds $4,713,136; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/3/19 to 11/20/68, valued at $4,806,598 including accrued interest)	4,712,351
988,008	Repurchase agreement dated 12/31/18 with RBC Capital Markets LLC, 3.00%, due 1/2/19, proceeds $988,173; (collateralized by various U.S. government and agency obligations, 2.21% to 6.50%, due 2/1/20 to 11/1/48, valued at $1,007,768 including accrued interest)	988,008
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $19,837,412)		19,837,412
Total Investments: 121.3% (Cost: $153,712,327)		112,261,286
Liabilities in excess of other assets: (21.3)%		(19,723,741)
NET ASSETS: 100.0%		$92,537,545

See Notes to Financial Statements

45

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

AUD	Australian Dollar
GBP	British Pound

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $17,642,471.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $66,171,613 which represents 71.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Commodity Chemicals	5.0%	$4,614,536
Diversified Metals & Mining	30.7	28,347,398
Materials	60.7	56,156,155
Steel	3.6	3,305,785
	100.0%	$92,423,874

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$17,228,239	$—	$17,228,239
Canada	9,620,953	—	—	9,620,953
China / Hong Kong	—	26,955,685	—	26,955,685
France	—	5,051,738	—	5,051,738
Japan	—	7,847,302	—	7,847,302
Malaysia	—	4,378,457	—	4,378,457
Netherlands	—	4,710,192	—	4,710,192
South Africa	8,710,987	—	—	8,710,987
United States	4,614,536	—	—	4,614,536
Preferred Stocks*	3,305,785	—	—	3,305,785
Repurchase Agreements	—	19,837,412	—	19,837,412
Total	$26,252,261	$86,009,025	$—	$112,261,286

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

46

VANECK VECTORS STEEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 100.0%
Brazil: 20.7%
1,125,689	Cia Siderurgica Nacional SA (ADR) * †	$2,465,259
686,760	Gerdau SA (ADR) †	2,582,218
518,106	Vale SA (ADR)	6,833,818
		11,881,295
India: 7.4%
370,579	Vedanta Ltd. (ADR)	4,276,482
Luxembourg: 19.3%
135,696	ArcelorMittal (USD) †	2,804,836
138,907	Tenaris SA (ADR)	2,961,497
195,689	Ternium SA (ADR)	5,303,172
		11,069,505
South Korea: 4.5%
47,220	POSCO (ADR)	2,594,267
United Kingdom: 11.9%
141,032	Rio Tinto Plc (ADR) †	6,837,231
United States: 36.2%
213,725	AK Steel Holding Corp. * †	480,881
117,686	Allegheny Technologies, Inc. * †	2,562,024
32,031	Carpenter Technology Corp.	1,140,624
201,858	Cleveland-Cliffs, Inc. *	1,552,288
79,423	Commercial Metals Co.	1,272,357
21,945	Gibraltar Industries, Inc. *	781,023
49,542	Nucor Corp.	2,566,771
7,459	Olympic Steel, Inc.	106,440
36,277	Reliance Steel & Aluminum Co.	2,581,834
25,255	Ryerson Holding Corp. *	160,117
18,124	Schnitzer Steel Industries, Inc.	390,572
86,045	Steel Dynamics, Inc.	2,584,792
43,799	SunCoke Energy, Inc. *	374,481
30,136	TimkenSteel Corp. *	263,389
140,102	United States Steel Corp.	2,555,461
4,926	Universal Stainless & Alloy, Inc. *	79,850
39,962	Worthington Industries, Inc.	1,392,276
		20,845,180
Total Common Stocks (Cost: $75,062,254)		57,503,960
MONEY MARKET FUND: 0.5% (Cost: $303,598)
303,598	Dreyfus Government Cash Management Fund — Institutional Shares	303,598
Total Investments Before Collateral for Securities Loaned: 100.5% (Cost: $75,365,852)		57,807,558
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 19.9%
Repurchase Agreements: 19.9%
$2,727,003	Repurchase agreement dated 12/31/18 with Credit Agricole CIB, 3.00%, due 1/2/19, proceeds $2,727,458; (collateralized by various U.S. government and agency obligations, 4.00% to 4.50%, due 6/20/48 to 8/1/48, valued at $2,781,543 including accrued interest)	$2,727,003
2,727,003	Repurchase agreement dated 12/31/18 with Daiwa Capital Markets America, Inc., 3.05%, due 1/2/19, proceeds $2,727,465; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 1/25/19 to 2/1/49, valued at $2,781,543 including accrued interest)	2,727,003
2,727,003	Repurchase agreement dated 12/31/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 3.00%, due 1/2/19, proceeds $2,727,458; (collateralized by various U.S. government and agency obligations, 2.73% to 5.50%, due 1/1/34 to 1/1/49, valued at $2,781,543 including accrued interest)	2,727,003
2,727,003	Repurchase agreement dated 12/31/18 with Nomura Securities International, Inc., 3.00%, due 1/2/19, proceeds $2,727,458; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/3/19 to 11/20/68, valued at $2,781,543 including accrued interest)	2,727,003
571,552	Repurchase agreement dated 12/31/18 with RBC Capital Markets LLC, 3.00%, due 1/2/19, proceeds $571,647; (collateralized by various U.S. government and agency obligations, 2.21% to 6.50%, due 2/1/20 to 11/1/48, valued at $582,983 including accrued interest)	571,552
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $11,479,564)		11,479,564
Total Investments: 120.4% (Cost: $86,845,416)		69,287,122
Liabilities in excess of other assets: (20.4)%		(11,753,089)
NET ASSETS: 100.0%		$57,534,033

See Notes to Financial Statements

47

VANECK VECTORS STEEL ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $11,192,000.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	5.1%	$2,961,497
Industrials	1.4	781,023
Materials	93.0	53,761,440
Money Market Fund	0.5	303,598
	100.0%	$57,807,558

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$57,503,960	$—	$—	$57,503,960
Money Market Fund	303,598	—	—	303,598
Repurchase Agreements	—	11,479,564	—	11,479,564
Total	$57,807,558	$11,479,564	$—	$69,287,122

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

48

VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 100.0%
Canada: 14.8%
51,520	ARC Resources Ltd.	$305,544
134,651	Cenovus Energy, Inc. (USD)	946,596
85,439	Crescent Point Energy Corp. (USD)	258,026
126,176	EnCana Corp. (USD)	729,297
37,489	Enerplus Corp. (USD)	290,915
49,322	Husky Energy, Inc.	509,543
16,192	Peyto Exploration & Development Corp. †	83,936
26,855	PrairieSky Royalty Ltd. †	347,436
39,681	Seven Generations Energy Ltd. *	323,654
38,715	Tourmaline Oil Corp.	481,315
53,032	Whitecap Resources, Inc. †	168,904
		4,445,166
United States: 85.2%
45,710	Anadarko Petroleum Corp.	2,003,926
28,522	Antero Resources Corp. *	267,822
34,144	Apache Corp.	896,280
42,300	Cabot Oil & Gas Corp.	945,405
11,078	Carrizo Oil & Gas, Inc. *	125,071
17,308	Centennial Resource Development, Inc. * †	190,734
112,109	Chesapeake Energy Corp. * †	235,429
9,220	Cimarex Energy Co.	568,413
18,321	CNX Resources Corp. *	209,226
18,249	Concho Resources, Inc. *	1,875,815
14,780	Continental Resources, Inc. *	594,008
53,606	Devon Energy Corp.	1,208,279
15,685	Diamondback Energy, Inc.	1,453,999
26,431	EOG Resources, Inc.	2,305,047
27,049	EQT Corp.	510,956
16,731	Gulfport Energy Corp. *	109,588
30,537	Hess Corp.	1,236,748
16,838	Laredo Petroleum, Inc. *	60,954
110,137	Marathon Oil Corp.	1,579,365
14,085	Matador Resources Co. *	218,740
16,401	Murphy Oil Corp.	383,619
7,883	National Fuel Gas Co.	403,452
20,332	Newfield Exploration Co. *	298,067
49,450	Noble Energy, Inc.	927,682
34,385	Oasis Petroleum, Inc. *	190,149
41,983	Occidental Petroleum Corp.	2,576,917
33,442	Parsley Energy, Inc. *	534,403
7,016	PDC Energy, Inc. *	208,796
14,660	Pioneer Natural Resources Co.	1,928,083
25,944	QEP Resources, Inc. *	146,065
27,355	Range Resources Corp.	261,787
10,108	SM Energy Co.	156,472
60,837	Southwestern Energy Co. *	207,454
8,947	Whiting Petroleum Corp. * †	203,007
51,548	WPX Energy, Inc. *	585,070
		25,606,828
Total Common Stocks (Cost: $51,058,252)		30,051,994
Number of Shares		Value

MONEY MARKET FUND: 0.1% (Cost: $25,493)
25,493	Dreyfus Government Cash Management Fund — Institutional Shares	$25,493
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $51,083,745)		30,077,487

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.0%
Repurchase Agreements: 4.0%
$1,000,000	Repurchase agreement dated 12/31/18 with Daiwa Capital Markets America, Inc., 3.05%, due 1/2/19, proceeds $1,000,169; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 1/25/19 to 2/1/49, valued at $1,020,000 including accrued interest)	1,000,000
213,660	Repurchase agreement dated 12/31/18 with RBC Capital Markets LLC, 3.00%, due 1/2/19, proceeds $213,696; (collateralized by various U.S. government and agency obligations, 2.21% to 6.50%, due 2/1/20 to 11/1/48, valued at $217,933 including accrued interest)	213,660
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $1,213,660)		1,213,660
Total Investments: 104.1% (Cost: $52,297,405)		31,291,147
Liabilities in excess of other assets: (4.1)%		(1,228,532)
NET ASSETS: 100.0%		$30,062,615

See Notes to Financial Statements

49

VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,168,408.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gas Utilities	1.3%	$403,452
Integrated Oil & Gas	13.4	4,033,056
Oil & Gas Exploration & Production	85.2	25,615,486
Money Market Fund	0.1	25,493
	100.0%	$30,077,487

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$30,051,994	$—	$—	$30,051,994
Money Market Fund	25,493	—	—	25,493
Repurchase Agreements	—	1,213,660	—	1,213,660
Total	$30,077,487	$1,213,660	$—	$31,291,147

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

50

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 99.7%
Canada: 5.3%
99,916	Cameco Corp. (USD)	$1,134,047
97,019	NexGen Energy Ltd. *	171,193
47,056	Uranium Energy Corp. (USD) * †	58,820
		1,364,060
China / Hong Kong: 2.8%
2,994,000	CGN Power Co. Ltd. # Reg S 144A	710,967
Czech Republic: 4.6%
50,337	CEZ AS #	1,197,126
Finland: 4.7%
54,936	Fortum Oyj #	1,199,785
France: 4.7%
76,438	Electricite de France SA #	1,207,028
Japan: 16.3%
57,100	Hokuriku Electric Power Co. * #	497,103
94,300	Kansai Electric Power Co., Inc. #	1,412,773
99,400	Kyushu Electric Power Co., Inc. #	1,182,432
184,100	Tokyo Electric Power Co., Inc. * #	1,092,464
		4,184,772
South Korea: 5.7%
3,218	KEPCO Engineering & Construction Co., Inc. #	60,273
5,474	KEPCO Plant Service & Engineering Co. Ltd. #	162,625
84,291	Korea Electric Power Corp. (ADR) * †	1,243,292
		1,466,190
Spain: 4.5%
50,672	Endesa SA † #	1,165,879
United States: 51.1%
17,859	BWX Technologies, Inc.	682,750
28,393	Dominion Energy, Inc.	2,028,964
23,849	Duke Energy Corp.	2,058,169
7,869	El Paso Electric Co.	394,473
18,025	Entergy Corp.	1,551,412
39,875	Exelon Corp.	1,798,362
50,608	PG&E Corp. *	1,201,940
13,191	Pinnacle West Capital Corp.	1,123,873
15,651	PNM Resources, Inc.	643,100
31,159	Public Service Enterprise Group, Inc.	1,621,826
		13,104,869
Total Common Stocks (Cost: $24,969,828)		25,600,676
MONEY MARKET FUND: 0.2% (Cost: $44,445)
44,445	Dreyfus Government Cash Management Fund — Institutional Shares	44,445
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $25,014,273)		25,645,121
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 5.3%
Repurchase Agreements: 5.3%
$1,000,000	Repurchase agreement dated 12/31/18 with Daiwa Capital Markets America, Inc., 3.05%, due 1/2/19, proceeds $1,000,169; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 1/25/19 to 2/1/49, valued at $1,020,000 including accrued interest)	$1,000,000
355,842	Repurchase agreement dated 12/31/18 with HSBC Securities USA, Inc., 3.00%, due 1/2/19, proceeds $355,901; (collateralized by various U.S. government and agency obligations, 0.00% to 1.44%, due 1/31/20 to 11/15/43, valued at $362,959 including accrued interest)	355,842
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $1,355,842)		1,355,842
Total Investments: 105.2% (Cost: $26,370,115)		27,000,963
Liabilities in excess of other assets: (5.2)%		(1,339,965)
NET ASSETS: 100.0%		$25,660,998

See Notes to Financial Statements

51

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,305,504.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $9,888,455 which represents 38.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $710,967, or 2.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	5.3%	$1,364,060
Industrials	3.5	905,648
Utilities	91.0	23,330,968
Money Market Fund	0.2	44,445
	100.0%	$25,645,121

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$1,364,060	$—	$—	$1,364,060
China / Hong Kong	—	710,967	—	710,967
Czech Republic	—	1,197,126	—	1,197,126
Finland	—	1,199,785	—	1,199,785
France	—	1,207,028	—	1,207,028
Japan	—	4,184,772	—	4,184,772
South Korea	1,243,292	222,898	—	1,466,190
Spain	—	1,165,879	—	1,165,879
United States	13,104,869	—	—	13,104,869
Money Market Fund	44,445	—	—	44,445
Repurchase Agreements	—	1,355,842	—	1,355,842
Total	$15,756,666	$11,244,297	$—	$27,000,963

See Notes to Financial Statements

52

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53

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF	Junior Gold Miners ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$757,998,638	$55,041,632	$78,947,173	$—	$1,010,534,891
Affiliated issuers (3)	—	—	—	10,578,508,571	3,263,266,324
Short-term investments held as collateral for securities loaned (4)	41,197,255	1,461,143	4,216,046	265,557,540	176,292,520
Cash	—	21,911	—	—	—
Cash denominated in foreign currency, at value (5)	555,390	1,014,187	32,460	—	—
Receivables:
Investment securities sold	2,219,363	11,082	—	—	—
Shares sold	36,351	—	—	1,871	13,398
Due from Adviser	—	—	—	—	—
Dividends and interest	1,963,755	72,556	116,537	4,831,514	1,868,135
Prepaid expenses	8,748	1,000	854	115,445	61,122
Total assets	803,979,500	57,623,511	83,313,070	10,849,014,941	4,452,036,390

Liabilities:
Payables:
Investment securities purchased	4,616,370	944,014	—	—	—
Collateral for securities loaned	41,197,255	1,461,143	4,216,046	265,557,540	176,292,520
Line of credit	—	—	—	2,157,036	—
Shares redeemed	—	—	—	1,579	—
Due to Adviser	318,134	21,599	32,786	4,147,171	1,730,217
Due to custodian	438,413	—	—	29,282	415
Deferred Trustee fees	410,785	19,976	10,510	763,672	173,566
Accrued expenses	282,431	93,139	77,982	671,868	444,488
Total liabilities	47,263,388	2,539,871	4,337,324	273,328,148	178,641,206
NET ASSETS	$756,716,112	$55,083,640	$78,975,746	$10,575,686,793	$4,273,395,184
Shares outstanding	13,250,000	4,350,000	1,433,298	501,852,500	141,937,446
Net asset value, redemption and offering price per share	$57.11	$12.66	$55.10	$21.07	$30.11

Net assets consist of:
Aggregate paid in capital	$1,464,728,891	$374,902,299	$168,653,646	$21,208,906,973	$9,189,373,351
Total distributable earnings (loss)	(708,012,779)	(319,818,659)	(89,677,900)	(10,633,220,180)	(4,915,978,167)
	$756,716,112	$55,083,640	$78,975,746	$10,575,686,793	$4,273,395,184
(1) Value of securities on loan	$37,911,477	$1,365,099	$4,018,680	$261,227,376	$171,948,320
(2) Cost of investments – Unaffiliated issuers	$769,843,903	$67,882,822	$71,253,653	$—	$1,248,830,207
(3) Cost of investments – Affiliated issuers	$—	$—	$—	$11,432,117,373	$3,379,652,506
(4) Cost of short-term investments held as collateral for securities loaned	$41,197,255	$1,461,143	$4,216,046	$265,557,540	$176,292,520
(5) Cost of cash denominated in foreign currency	$555,649	$1,012,261	$31,790	$—	$—

See Notes to Financial Statements

54

Natural Resources ETF	Oil Refiners ETF	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+Nuclear Energy ETF

$77,292,168	$48,436,342	$1,044,779,278	$92,423,874	$57,807,558	$30,077,487	$25,645,121
—	—	—	—	—	—	—

2,762,110	35,244	48,348,561	19,837,412	11,479,564	1,213,660	1,355,842
115,107	—	45,348	—	14,828	9,739	—
94,888	222,156	—	565,831	—	—	—

3,567	583,625	—	—	3,448,754	6,496	34,509
58,606	—	358	—	—	—	—
1,926	—	—	—	—	—	—
313,556	148,406	2,711,056	211,397	70,355	82,360	110,977
1,045	3,267	16,357	1,981	1,555	765	288
80,642,973	49,429,040	1,095,900,958	113,040,495	72,822,614	31,390,507	27,146,737

270,274	803,021	—	48,151	3,678,562	6,491	34,453
2,762,110	35,244	48,348,561	19,837,412	11,479,564	1,213,660	1,355,842
213,026	—	2,130,257	418,101	—	—	—
—	—	—	—	—	—	—
—	12,024	263,989	38,333	15,932	17,526	3,308
—	—	—	16,768	—	—	18
10,597	158	128,314	12,470	15,409	2,989	9,940
104,835	69,377	195,055	131,715	99,114	87,226	82,178
3,360,842	919,824	51,066,176	20,502,950	15,288,581	1,327,892	1,485,739
$77,282,131	$48,509,216	$1,044,834,782	$92,537,545	$57,534,033	$30,062,615	$25,660,998
2,400,000	1,800,000	74,460,863	6,824,962	1,650,000	2,750,000	516,632

$32.20	$26.95	$14.03	$13.56	$34.87	$10.93	$49.67

$121,450,192	$59,454,959	$2,618,758,219	$406,907,331	$207,885,477	$93,642,243	$106,594,550
(44,168,061)	(10,945,743)	(1,573,923,437)	(314,369,786)	(150,351,444)	(63,579,628)	(80,933,552)
$77,282,131	$48,509,216	$1,044,834,782	$92,537,545	$57,534,033	$30,062,615	$25,660,998
$2,654,730	$34,528	$44,927,607	$17,642,471	$11,192,000	$1,168,408	$1,305,504
$81,038,659	$57,665,894	$2,403,382,961	$133,874,915	$75,365,852	$51,083,745	$25,014,273
$—	$—	$—	$—	$—	$—	$—

$2,762,110	$35,244	$48,348,561	$19,837,412	$11,479,564	$1,213,660	$1,355,842
$94,069	$221,605	$—	$561,759	$—	$—	$—

See Notes to Financial Statements

55

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2018

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF	Junior Gold Miners ETF

Income:
Dividends – unaffiliated issuers	$16,574,320	$4,691,391	$734,721	$424,042	$6,590,250
Dividends – affiliated issuers	—	—	—	101,529,926	34,334,439
Securities lending income	662,032	28,035	265,336	2,204,602	4,816,390
Foreign taxes withheld	(1,354,795)	(538,847)	(60,944)	(6,971,893)	(1,595,803)
Total Income	15,881,557	4,180,579	939,113	97,186,677	44,145,276

Expenses:
Management fees	4,257,368	436,681	440,137	41,227,849	22,475,631
Professional fees	41,944	52,371	54,374	338,074	209,844
Insurance	7,804	867	802	76,144	40,864
Trustees’ fees and expenses	19,064	510	417	158,395	110,552
Reports to shareholders	52,627	27,091	27,062	371,505	139,898
Indicative optimized portfolio value fee	477	5,004	5,014	—	5,021
Custodian fees	93,465	4,857	13,905	260,248	256,453
Registration fees	5,113	5,120	5,123	19,490	15,228
Transfer agent fees	2,607	2,607	2,607	2,604	2,607
Fund accounting fees	56,117	7,941	7,275	—	263,354
Interest	48,602	6,337	5,131	64,113	6,303
Other	49,194	10,576	8,864	390,909	461,196
Total expenses	4,634,382	559,962	570,711	42,909,331	23,986,951
Waiver of management fees	—	(38,343)	(19,811)	—	—
Net expenses	4,634,382	521,619	550,900	42,909,331	23,986,951
Net investment income	11,247,175	3,658,960	388,213	54,277,346	20,158,325

Net realized gain (loss) on:
Investments – unaffiliated issuers	(54,167,905)	(4,621,819)	(7,588,986)	(374,257,805)	(289,405,353)
Investments – affiliated issuers	—	—	—	(486,468,608)	41,021,407
In-kind redemptions	80,659,771	9,816,927	896,217	260,317,190	221,211,009
Foreign currency transactions and foreign denominated assets and liabilities	(65,875)	(43,041)	(26,836)	(693,593)	(41,956)
Net realized gain (loss)	26,425,991	5,152,067	(6,719,605)	(601,102,816)	(27,214,893)

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated issuers	(78,257,368)	(23,307,867)	(1,783,064)	33,069,453	(116,207,574)
Investments – affiliated issuers	—	—	—	(51,683,253)	(503,508,206)
Foreign currency transactions and foreign denominated assets and liabilities	19,881	8,014	(5,914)	(5,540)	5,657
Net change in unrealized appreciation (depreciation)	(78,237,487)	(23,299,853)	(1,788,978)	(18,619,340)	(619,710,123)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(40,564,321)	$(14,488,826)	$(8,120,370)	$(565,444,810)	$(626,766,691)

See Notes to Financial Statements

56

Natural Resources ETF	Oil Refiners ETF	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+Nuclear Energy ETF

$2,839,091	$1,506,398	$24,463,123	$2,386,897	$4,278,924	$952,721	$932,519
—	—	—	—	—	—	—
16,567	875	1,780,116	3,553,153	78,847	11,563	11,677
(182,849)	(155,832)	(196,651)	(181,229)	(26,753)	(36,834)	(60,618)
2,672,809	1,351,441	26,046,588	5,758,821	4,331,018	927,450	883,578

493,291	231,978	5,069,630	866,271	645,429	388,109	138,766
66,636	39,273	61,718	49,817	42,718	40,579	44,127
987	156	13,045	1,311	1,468	624	272
2,259	624	37,903	4,985	1,819	1,781	550
18,946	17,634	67,622	31,720	30,441	20,921	21,264
6,319	5,014	5,026	3,598	—	1,038	6,158
58,274	16,173	47,461	23,272	36,770	5,721	7,610
5,110	5,110	9,855	5,106	5,352	5,123	5,106
2,406	2,406	2,607	2,607	2,607	2,607	2,607
36,398	5,382	96,097	14,829	7,980	4,809	3,302
12,275	3,502	62,170	32,800	7,430	108	1,011
6,835	8,366	79,852	52,122	8,349	5,616	5,393
709,736	335,618	5,552,986	1,088,438	790,363	477,036	236,166
(214,036)	(58,382)	(421,185)	(68,090)	(72,961)	(57,771)	(68,638)
495,700	277,236	5,131,801	1,020,348	717,402	419,265	167,528
2,177,109	1,074,205	20,914,787	4,738,473	3,613,616	508,185	716,050

(4,051,694)	(1,371,825)	(51,869,900)	(42,687,495)	(7,578,698)	(6,617,201)	(45,449)
—	—	—	—	—	—	—
6,370,947	3,516,687	30,859,940	13,313,281	20,930,697	(4,321,671)	546,648

(11,709)	(12,088)	—	(75,265)	—	(1,030)	1,107
2,307,544	2,132,774	(21,009,960)	(29,449,479)	13,351,999	(10,939,902)	502,306

(14,166,007)	(11,640,202)	(653,349,446)	(83,244,464)	(35,609,871)	(12,940,023)	234,723
—	—	—	—	—	—	—

600	321	—	1,153	—	(274)	155
(14,165,407)	(11,639,881)	(653,349,446)	(83,243,311)	(35,609,871)	(12,940,297)	234,878

$(9,680,754)	$(8,432,902)	$(653,444,619)	$(107,954,317)	$(18,644,256)	$(23,372,014)	$1,453,234

See Notes to Financial Statements

57

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Operations:
Net investment income	$11,247,175	$12,142,433	$3,658,960	$3,664,763
Net realized gain (loss)	26,425,991	27,240,924	5,152,067	8,950,994
Net change in unrealized appreciation (depreciation)	(78,237,487)	121,297,501	(23,299,853)	13,982,999
Net increase (decrease) in net assets resulting from operations	(40,564,321)	160,680,858	(14,488,826)	26,598,756

Distributions to shareholders: (a)
Dividends and Distributions	(12,001,800)	(12,243,400)	(3,625,600)	(3,597,300)

Share transactions:**
Proceeds from sale of shares	253,505,524	58,446,520	37,840,160	73,211,081
Cost of shares redeemed	(297,801,280)	(157,461,627)	(65,842,648)	(96,406,838)
Increase (Decrease) in net assets resulting from share transactions	(44,295,756)	(99,015,107)	(28,002,488)	(23,195,757)
Total increase (decrease) in net assets	(96,861,877)	49,422,351	(46,116,914)	(194,301)
Net Assets, beginning of period	853,577,989	804,155,638	101,200,554	101,394,855
Net Assets, end of period (b)	$756,716,112	$853,577,989	$55,083,640	$101,200,554

** Shares of Common Stock Issued (no par value)
Shares sold	4,100,000	1,050,000	2,200,000	5,100,000
Shares redeemed	(4,700,000)	(2,850,000)	(4,150,000)	(7,000,000)
Net increase (decrease)	(600,000)	(1,800,000)	(1,950,000)	(1,900,000)

(a)	Current year and prior year presentation of distributions conforms with S-X Disclosure Simplification. See Note 2—C.
(b)	S-X Disclosure Simplification eliminated the requirement to disclose undistributed net investment income (loss) in 2018. See Note 2—C.

See Notes to Financial Statements

58

Global Alternative Energy ETF		Gold Miners ETF		Junior Gold Miners ETF
For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

$388,213	$1,494,996	$54,277,346	$38,772,198	$20,158,325	$6,745,774
(6,719,605)	(1,608,236)	(601,102,816)	291,402,819	(27,214,893)	(402,589,274)
(1,788,978)	14,397,204	(18,619,340)	614,074,975	(619,710,123)	430,588,830
(8,120,370)	14,283,964	(565,444,810)	944,249,992	(626,766,691)	34,745,330

(499,871)	(1,099,340)	(51,959,513)	(61,169,240)	(19,534,693)	(1,476,062)

2,944,806	11,928,638	5,960,338,004	4,444,326,017	1,806,805,925	3,071,722,395
(2,699,948)	(2,720,340)	(2,341,832,008)	(7,437,833,489)	(1,521,604,784)	(1,924,829,152)
244,858	9,208,298	3,618,505,996	(2,993,507,472)	285,201,141	1,146,893,243
(8,375,383)	22,392,922	3,001,101,673	(2,110,426,720)	(361,100,243)	1,180,162,511
87,351,129	64,958,207	7,574,585,120	9,685,011,840	4,634,495,427	3,454,332,916
$78,975,746	$87,351,129	$10,575,686,793	$7,574,585,120	$4,273,395,184	$4,634,495,427

50,000	200,000	284,350,000	191,600,000	57,450,000	84,550,000
(50,000)	(50,000)	(108,250,000)	(328,750,000)	(51,000,000)	(57,950,000)
—	150,000	176,100,000	(137,150,000)	6,450,000	26,600,000

See Notes to Financial Statements

59

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Natural Resources ETF		Oil Refiners ETF
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Operations:
Net investment income	$2,177,109	$2,089,795	$1,074,205	$127,538
Net realized gain (loss)	2,307,544	4,489,484	2,132,774	32,641
Net change in unrealized appreciation (depreciation)	(14,165,407)	9,362,431	(11,639,881)	2,210,267
Net increase (decrease) in net assets resulting from operations	(9,680,754)	15,941,710	(8,432,902)	2,370,446

Distributions to shareholders: (a)
Dividends and distributions	(2,159,650)	(2,100,000)	(1,170,000)	(157,850)

Share transactions:**
Proceeds from sale of shares	20,587,991	29,249,662	71,379,067	5,298,547
Cost of shares redeemed	(35,327,984)	(34,551,389)	(23,907,520)	—
Increase (Decrease) in net assets resulting from share transactions	(14,739,993)	(5,301,727)	47,471,547	5,298,547
Total increase (decrease) in net assets	(26,580,397)	8,539,983	37,868,645	7,511,143
Net Assets, beginning of period	103,862,528	95,322,545	10,640,571	3,129,428
Net Assets, end of period (b)	$77,282,131	$103,862,528	$48,509,216	$10,640,571

** Shares of Common Stock Issued (no par value)
Shares sold	550,000	850,000	2,200,000	200,000
Shares redeemed	(950,000)	(1,000,000)	(750,000)	—
Net increase (decrease)	(400,000)	(150,000)	1,450,000	200,000

(a)	Current year and prior year presentation of distributions conforms with S-X Disclosure Simplification. See Note 2—C.
(b)	S-X Disclosure Simplification eliminated the requirement to disclose undistributed net investment income (loss) in 2018. See Note 2—C.

See Notes to Financial Statements

60

Oil Services ETF		Rare Earth/Strategic Metals ETF		Steel ETF
For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

$20,914,787	$39,788,062	$4,738,473	$1,619,827	$3,613,616	$3,706,978
(21,009,960)	(124,081,978)	(29,449,479)	7,432,489	13,351,999	114,116
(653,349,446)	(152,080,023)	(83,243,311)	39,662,353	(35,609,871)	26,816,855
(653,444,619)	(236,373,939)	(107,954,317)	48,714,669	(18,644,256)	30,637,949

(21,321,948)	(39,297,465)	(11,500,061)	(4,502,217)	(3,600,300)	(3,688,050)

3,576,434,472	4,341,700,337	92,876,673	114,232,215	69,668,571	50,388,894
(3,508,098,084)	(3,632,900,641)	(63,091,508)	(18,900,489)	(140,826,609)	(111,725,670)
68,336,388	708,799,696	29,785,165	95,331,726	(71,158,038)	(61,336,776)
(606,430,179)	433,128,292	(89,669,213)	139,544,178	(93,402,594)	(34,386,877)
1,651,264,961	1,218,136,669	182,206,758	42,662,580	150,936,627	185,323,504
$1,044,834,782	$1,651,264,961	$92,537,545	$182,206,758	$57,534,033	$150,936,627

156,300,000	158,500,000	3,300,000	4,550,000	1,450,000	1,200,000
(145,300,000)	(131,550,000)	(2,600,000)	(950,000)	(3,100,000)	(2,800,000)
11,000,000	26,950,000	700,000	3,600,000	(1,650,000)	(1,600,000)

See Notes to Financial Statements

61

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Unconventional Oil & Gas ETF		Uranium+Nuclear Energy ETF
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Operations:
Net investment income	$508,185	$329,292	$716,050	$856,164
Net realized gain (loss)	(10,939,902)	(8,271,671)	502,306	1,841,277
Net change in unrealized appreciation (depreciation)	(12,940,297)	2,338,094	234,878	(24,459)
Net increase (decrease) in net assets resulting from operations	(23,372,014)	(5,604,285)	1,453,234	2,672,982

Distributions to shareholders: (a)
Dividends and distributions	(426,800)	(500,500)	(1,000,199)	(1,349,717)

Share transactions:**
Proceeds from sale of shares	19,198,826	27,840,458	—	—
Cost of shares redeemed	(34,540,419)	(11,856,425)	(2,606,938)	(7,584,109)
Increase (Decrease) in net assets resulting from share transactions	(15,341,593)	15,984,033	(2,606,938)	(7,584,109)
Total increase (decrease) in net assets	(39,140,407)	9,879,248	(2,153,903)	(6,260,844)
Net Assets, beginning of period	69,203,022	59,323,774	27,814,901	34,075,745
Net Assets, end of period (b)	$30,062,615	$69,203,022	$25,660,998	$27,814,901

** Shares of Common Stock Issued (no par value)
Shares sold	1,200,000	1,900,000	—	—
Shares redeemed	(2,850,000)	(750,000)	(50,000)	(150,000)
Net increase (decrease)	(1,650,000)	1,150,000	(50,000)	(150,000)

(a)	Current year and prior year presentation of distributions conforms with S-X Disclosure Simplification.
(b)	S-X Disclosure Simplification eliminated the requirement to disclose undistributed net investment income (loss) in 2018. See Note 2—C.

See Notes to Financial Statements

62

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Agribusiness ETF
	For the Year Ended December 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$61.63	$51.38		$46.55	$52.59	$54.44
Income from investment operations:
Net investment income	0.83 (a)	0.83	(a)	1.07	1.37	1.68
Net realized and unrealized gain (loss) on investments	(4.39)	10.30		4.86	(6.07)	(1.84)
Total from investment operations	(3.56)	11.13		5.93	(4.70)	(0.16)
Less:
Dividends from net investment income	(0.96)	(0.88)		(1.10)	(1.34)	(1.69)
Net asset value, end of year	$57.11	$61.63		$51.38	$46.55	$52.59
Total return (b)	(5.76)%	21.68%		12.74%	(8.96)%	(0.13)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$756,716	$853,578		$804,156	$835,551	$1,440,901
Ratio of gross expenses to average net assets	0.54%	0.54%		0.53%	0.55%	0.57%
Ratio of net expenses to average net assets	0.54%	0.54%		0.53%	0.55%	0.57%
Ratio of net expenses to average net assets excluding interest expense	0.54%	0.53%		0.53%	0.54%	0.56%
Ratio of net investment income to average net assets	1.32%	1.48%		2.04%	2.00%	1.77%
Portfolio turnover rate (c)	16%	22%		15%	20%	14%

	Coal ETF
	For the Year Ended December 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$16.06	$12.37		$6.28	$14.64	$19.50
Income from investment operations:
Net investment income	0.67 (a)	0.53	(a)	0.14	0.29	0.34
Net realized and unrealized gain (loss) on investments	(3.25)	3.73		6.08	(8.36)	(4.83)
Total from investment operations	(2.58)	4.26		6.22	(8.07)	(4.49)
Less:
Dividends from net investment income	(0.82)	(0.57)		(0.13)	(0.29)	(0.37)
Net asset value, end of year	$12.66	$16.06		$12.37	$6.28	$14.64
Total return (b)	(15.97)%	34.42%		99.10%	(55.14)%	(23.07)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$55,084	$101,201		$101,395	$39,248	$114,905
Ratio of gross expenses to average net assets	0.64%	0.64%		0.62%	0.66%	0.63%
Ratio of net expenses to average net assets	0.60%	0.60%		0.59%	0.59%	0.59%
Ratio of net expenses to average net assets excluding interest expense	0.59%	0.59	% (d)	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	4.19%	3.80	% (d)	1.66%	2.31%	1.75%
Portfolio turnover rate (c)	24%	39%		40%	36%	27%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Includes expense offset arrangements of 0.01%.

See Notes to Financial Statements

63

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Global Alternative Energy ETF
	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$60.94	$50.62	$54.57	$54.09	$55.90
Income from investment operations:
Net investment income	0.26 (a)	1.12 (a)	1.38	0.46	0.12
Net realized and unrealized gain (loss) on investments	(5.76)	9.97	(4.26)	0.33	(1.82)
Total from investment operations	(5.50)	11.09	(2.88)	0.79	(1.70)
Less:
Dividends from net investment income	(0.34)	(0.77)	(1.07)	(0.31)	(0.11)
Net asset value, end of year	$55.10	$60.94	$50.62	$54.57	$54.09
Total return (b)	(9.02)%	21.90%	(5.26)%	1.45%	(3.04)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$78,976	$87,351	$64,958	$91,857	$82,937
Ratio of gross expenses to average net assets	0.65%	0.67%	0.64%	0.62%	0.64%
Ratio of net expenses to average net assets	0.63%	0.63%	0.62%	0.62%	0.62%
Ratio of net expenses to average net assets excluding interest expense	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	0.44%	1.94%	2.04%	0.88%	0.18%
Portfolio turnover rate (c)	31%	21%	32%	27%	31%

	Gold Miners ETF
	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.25	$20.92	$13.72	$18.43	$21.16
Income from investment operations:
Net investment income	0.14 (a)	0.10 (a)	0.03	0.12	0.12
Net realized and unrealized gain (loss) on investments	(2.21)	2.41	7.23	(4.71)	(2.73)
Total from investment operations	(2.07)	2.51	7.26	(4.59)	(2.61)
Less:
Dividends from net investment income	(0.11)	(0.18)	(0.06)	(0.12)	(0.12)
Net asset value, end of year	$21.07	$23.25	$20.92	$13.72	$18.43
Total return (b)	(8.92)%	11.99%	52.91%	(24.93)%	(12.31)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$10,575,687	$7,574,585	$9,685,012	$4,316,718	$5,495,447
Ratio of gross expenses to average net assets	0.52%	0.53%	0.51%	0.52%	0.53%
Ratio of net expenses to average net assets	0.52%	0.53%	0.51%	0.52%	0.53%
Ratio of net expenses to average net assets excluding interest expense	0.52%	0.53%	0.51%	0.52%	0.53%
Ratio of net investment income to average net assets	0.66%	0.42%	0.21%	0.66%	0.52%
Portfolio turnover rate (c)	15%	12%	26%	24%	18%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

64

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Junior Gold Miners ETF
	For the Year Ended December 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$34.21	$31.72		$19.22		$24.04	$30.90
Income from investment operations:
Net investment income	0.14 (a)	0.05	(a)	0.14		0.15	—	(a)(b)
Net realized and unrealized gain (loss) on investments	(4.10)	2.45		13.87		(4.83)		(6.68)
Total from investment operations	(3.96)	2.50		14.01		(4.68)		(6.68)
Less:
Dividends from net investment income	(0.14)		(0.01)		(1.51)	(0.14)		(0.18)
Net asset value, end of year	$30.11	$34.21		$31.72		$19.22	$24.04
Total return (c)	(11.58)%		7.89%		73.75%	(19.48)%		(21.60)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$4,273,395	$4,634,495		$3,454,333		$1,300,681	$1,522,690
Ratio of gross expenses to average net assets	0.53%	0.54	%(d)	0.52	%(d)	0.56%	0.55	%(d)
Ratio of net expenses to average net assets	0.53%	0.54	%(d)	0.52	%(d)	0.56%	0.55	%(d)
Ratio of net expenses to average net assets excluding interest expense	0.53%	0.53	%(d)	0.52	%(d)	0.55%	0.54	%(d)
Ratio of net investment income (loss) to average net assets	0.45%	0.16	%(d)	0.14	%(d)	0.66%	(0.01	)%(d)
Portfolio turnover rate (e)	28%		67%		58%	47%		65%

	Natural Resources ETF
	For the Year Ended December 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$37.09	$32.31		$26.38		$33.73	$37.46
Income from investment operations:
Net investment income	0.81 (a)	0.72	(a)	0.66		0.81	0.82
Net realized and unrealized gain (loss) on investments	(4.78)	4.81		5.91		(7.37)		(3.70)
Total from investment operations	(3.97)	5.53		6.57		(6.56)		(2.88)
Less:
Dividends from net investment income	(0.92)		(0.75)		(0.64)	(0.79)		(0.85)
Net asset value, end of year	$32.20	$37.09		$32.31		$26.38	$33.73
Total return (c)	(10.69)%		17.14%		24.93%	(19.48)%		(7.71)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$77,282	$103,863		$95,323		$76,511	$86,023
Ratio of gross expenses to average net assets	0.72%		0.80%		0.77%	0.75%		0.73%
Ratio of net expenses to average net assets	0.50%		0.50%		0.50%	0.50%		0.50%
Ratio of net expenses to average net assets excluding interest expense	0.49%		0.49%		0.49%	0.49%		0.49%
Ratio of net investment income to average net assets	2.21%		2.09%		2.18%	2.66%		2.10%
Portfolio turnover rate (e)	23%		34%		37%	9%		13%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

65

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Oil Refiners ETF
	For the Year Ended December 31,			For the Period August 18, 2015 (a) through December 31,
	2018	2017	2016	2015
Net asset value, beginning of period	$30.40	$20.86	$19.69	$19.75
Income from investment operations:
Net investment income	0.74 (b)	0.61 (b)	0.73	0.07
Net realized and unrealized gain (loss) on investments	(3.54)	9.38	1.15		(0.04)
Total from investment operations	(2.80)	9.99	1.88	0.03
Less:
Dividends from net investment income	(0.52)	(0.37)	(0.71)		(0.07)
Distributions from net realized capital gains	(0.13)	(0.08)	—	—
Return of capital	—	—	—		(0.02)
Total dividends and distributions	(0.65)	(0.45)	(0.71)		(0.09)
Net asset value, end of period	$26.95	$30.40	$20.86	$19.69
Total return (c)	(9.22)%	47.91%	9.55%	0.16	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$48,509	$10,641	$3,129	$3,938
Ratio of gross expenses to average net assets	0.72%	2.71%	3.42%	4.98	%(e)
Ratio of net expenses to average net assets	0.60%	0.59%	0.59%	0.59	%(e)
Ratio of net expenses to average net assets excluding interest expense	0.59%	0.59%	0.59%	0.59	%(e)
Ratio of net investment income to average net assets	2.32%	2.43%	2.85%	1.19	%(e)
Portfolio turnover rate (f)	31%	24%	15%	12	%(d)

	Oil Services ETF
	For the Year Ended December 31,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$26.02	$33.36	$26.44	$35.89		$48.10
Income from investment operations:
Net investment income	0.35 (b)	0.90 (b)	0.46	0.63		0.85
Net realized and unrealized gain (loss) on investments	(12.04)	(7.56)	6.93		(9.45)	(12.20)
Total from investment operations	(11.69)	(6.66)	7.39		(8.82)	(11.35)
Less:
Dividends from net investment income	(0.30)	(0.68)	(0.47)		(0.63)	(0.86)
Net asset value, end of year	$14.03	$26.02	$33.36	$26.44		$35.89
Total return (c)	(44.93)%	(19.95)%	27.92%		(24.58)%	(23.64)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,044,835	$1,651,265	$1,218,137	$1,118,901		$929,834
Ratio of gross expenses to average net assets	0.38%	0.39%	0.40%		0.39%	0.39%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%		0.35%	0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%		0.35%	0.35%
Ratio of net investment income to average net assets	1.44%	3.36%	1.70%		2.30%	1.99%
Portfolio turnover rate (f)	22%	34%	24%		18%	15%

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

66

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Rare Earth/Strategic Metals ETF
	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$29.75	$16.90	$13.68	$25.49	$35.98
Income from investment operations:
Net investment income	0.66 (a)	0.44 (a)	0.12	0.51	0.65
Net realized and unrealized gain (loss) on investments	(15.16)	13.28	3.48	(11.68)	(10.75)
Total from investment operations	(14.50)	13.72	3.60	(11.17)	(10.10)
Less:
Dividends from net investment income	(1.69)	(0.87)	(0.38)	(0.64)	(0.39)
Net asset value, end of year	$13.56	$29.75	$16.90	$13.68	$25.49
Total return (b)	(48.70)%	81.43%	26.35%	(43.76)%	(28.07)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$92,538	$182,207	$42,663	$28,381	$57,986
Ratio of gross expenses to average net assets	0.63%	0.73%	0.86%	0.82%	0.72%
Ratio of net expenses to average net assets	0.59%	0.61%	0.61%	0.57%	0.58%
Ratio of net expenses to average net assets excluding interest expense	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	2.73%	1.99%	1.43%	2.01%	1.55%
Portfolio turnover rate (c)	68%	57%	104%	49%	37%

	Steel ETF
	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$45.74	$37.82	$19.52	$35.45	$49.76
Income from investment operations:
Net investment income	1.30 (a)	0.92 (a)	0.42	1.03	1.13
Net realized and unrealized gain (loss) on investments	(9.99)	8.12	18.28	(15.92)	(14.28)
Total from investment operations	(8.69)	9.04	18.70	(14.89)	(13.15)
Less:
Dividends from net investment income	(2.18)	(1.12)	(0.40)	(1.02)	(1.16)
Return of capital	—	—	—	(0.02)	—
Total dividends	(2.18)	(1.12)	(0.40)	(1.04)	(1.16)
Net asset value, end of year	$34.87	$45.74	$37.82	$19.52	$35.45
Total return (b)	(18.94)%	23.86%	95.77%	(42.03)%	(26.44)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$57,534	$150,937	$185,324	$44,904	$69,127
Ratio of gross expenses to average net assets	0.61%	0.62%	0.60%	0.69%	0.63%
Ratio of net expenses to average net assets	0.56%	0.56%	0.55%	0.55%	0.55%
Ratio of net expenses to average net assets excluding interest expense	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.80%	2.25%	1.88%	3.76%	2.43%
Portfolio turnover rate (c)	16%	31%	20%	15%	11%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

67

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Unconventional Oil & Gas ETF
	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.73	$18.25	$13.24	$22.12	$28.43
Income from investment operations:
Net investment income	0.10 (a)	0.09 (a)	0.09	0.32	0.30
Net realized and unrealized gain (loss) on investments	(4.81)	(2.50)	4.98	(8.86)	(6.32)
Total from investment operations	(4.71)	(2.41)	5.07	(8.54)	(6.02)
Less:
Dividends from net investment income	(0.09)	(0.11)	(0.06)	(0.34)	(0.29)
Net asset value, end of year	$10.93	$15.73	$18.25	$13.24	$22.12
Total return (b)	(29.96)%	(13.20)%	38.31%	(38.60)%	(21.18)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$30,063	$69,203	$59,324	$38,398	$61,937
Ratio of gross expenses to average net assets	0.61%	0.70%	0.71%	0.72%	0.67%
Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.54%	0.54%
Ratio of net expenses to average net assets excluding interest expense	0.54%	0.54%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	0.65%	0.56%	0.63%	1.62%	1.07%
Portfolio turnover rate (c)	17%	17%	23%	22%	11%

	Uranium+Nuclear Energy ETF
	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$49.09	$47.55	$45.25	$51.50	$48.11
Income from investment operations:
Net investment income	1.30 (a)	1.35 (a)	2.08	1.87	1.27
Net realized and unrealized gain (loss) on investments	1.22	2.57	1.94	(6.63)	3.39
Total from investment operations	2.52	3.92	4.02	(4.76)	4.66
Less:
Dividends from net investment income	(1.94)	(2.38)	(1.72)	(1.49)	(1.27)
Net asset value, end of year	$49.67	$49.09	$47.55	$45.25	$51.50
Total return (b)	5.15%	8.27%	8.87%	(9.26)%	9.61%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$25,661	$27,815	$34,076	$39,211	$67,812
Ratio of gross expenses to average net assets	0.85%	0.89%	0.79%	0.70%	0.76%
Ratio of net expenses to average net assets	0.60%	0.61%	0.61%	0.61%	0.60%
Ratio of net expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.58%	2.67%	3.37%	2.34%	1.89%
Portfolio turnover rate (c)	32%	19%	36%	27%	31%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

68

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2018, offers fifty-eight investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Refiners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by ICE Data Indices, LLC, Ardour Global Indexes, LLC, S-Network Global Indexes, LLC and MV Index Solutions GmbH (“MVIS”), a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ respective Indices are presented below:

Fund	Index
Agribusiness ETF	MVIS® Global Agribusiness Index*
Coal ETF	MVIS® Global Coal Index*
Global Alternative Energy ETF	Ardour Global IndexSM (Extra Liquid)
Gold Miners ETF	NYSE Arca Gold Miners Index***
Junior Gold Miners ETF	MVIS® Global Junior Gold Miners Index*
Natural Resources ETF	VanEck® Natural Resources Index**
Oil Refiners ETF	MVIS® Global Oil Refiners Index*
Oil Services ETF	MVIS® US Listed Oil Services 25 Index*
Rare Earth/Strategic Metals ETF	MVIS® Global Rare Earth/Strategic Metals Index*
Steel ETF	NYSE Arca Steel Index***
Unconventional Oil & Gas ETF	MVIS® Global Unconventional Oil & Gas Index*
Uranium+Nuclear Energy ETF	MVIS® Global Uranium & Nuclear Energy Index*

*	Published by MVIS.
**	Published by S-Network Global Indexes, LLC
***	Published by ICE Data Indices, LLC

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at
69

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NOTES TO FINANCIAL STATEMENTS

(continued)

amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. Additionally, undistributed net investment income (loss) included in net assets is no longer disclosed separately in the Statement of Changes in Net Assets. The December 31, 2017 sources of distributions and undistributed net investment income (loss) were as follows:
70

	Distributions to shareholders:
	Dividends from net investment income	Distributions from net realized capital gains	Undistributed net investment income (loss)
Agribusiness ETF	$12,243,400	$—	$(384,443)
Coal ETF	3,597,300	—	25,514
Global Alternative Energy ETF	1,099,340	—	839,783
Gold Miners ETF	61,169,240	—	(14,447,924)
Junior Gold Miners ETF	1,476,062	—	(40,872,904)
Natural Resources ETF	2,100,000	—	22,101
Oil Refiners ETF	130,544	27,306	(31)
Oil Services ETF	39,297,465	—	418,357
Rare Earth/Strategic Metals ETF	4,502,217	—	831,909
Steel ETF	3,688,050	—	54,784
Unconventional Oil & Gas ETF	500,500	—	(39,355)
Uranium+Nuclear Energy ETF	1,349,717	—	762,065

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of December 31, 2018 are reflected in the Schedules of Investments.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at December 31, 2018 is presented in the Schedules of Investments. Refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).
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NOTES TO FINANCIAL STATEMENTS

(continued)

H.	Components of Capital—Effective with the current reporting period, Net unrealized appreciation (depreciation), Undistributed net investment income (loss), and Accumulated net realized gain (loss) are aggregated and disclosed as Total distributable earnings (loss) in the Statement of Assets and Liabilities.

I.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets (except for Oil Services ETF). The management fee rate for Oil Services ETF is 0.35%. The Adviser has agreed, until at least May 1, 2019 to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding expense limitations listed in the table below.

The current expense limitations for the year ended December 31, 2018, are as follows:

Fund	Expense Limitations
Agribusiness ETF	0.56%
Coal ETF	0.59
Global Alternative Energy ETF	0.62
Gold Miners ETF	0.53
Junior Gold Miners ETF	0.56
Natural Resources ETF	0.49
Oil Refiners ETF	0.59
Oil Services ETF	0.35
Rare Earth/Strategic Metals ETF	0.57
Steel ETF	0.55
Unconventional Oil & Gas ETF	0.54
Uranium+Nuclear Energy ETF	0.60

Refer to Statement of Operations for the amounts waived/assumed by the Adviser.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Agribusiness ETF	$141,868,290	$138,397,355
Coal ETF	20,902,686	20,967,956
Global Alternative Energy ETF	27,125,542	26,945,990
Gold Miners ETF	2,101,508,164	2,100,403,918
Junior Gold Miners ETF	1,229,367,759	1,236,630,534
Natural Resources ETF	22,234,893	23,369,771
Oil Refiners ETF	19,583,010	14,138,615
Oil Services ETF	315,695,706	317,523,190
Rare Earth/Strategic Metals ETF	116,390,008	115,683,258
Steel ETF	19,878,011	21,349,156
Unconventional Oil & Gas ETF	13,049,039	12,891,683
Uranium+Nuclear Energy ETF	8,864,004	9,187,586
72

Note 5—Income Taxes—As of December 31, 2018, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$826,754,755	$91,286,940	$(118,845,802)	$(27,558,862)
Coal ETF	70,771,913	1,086,916	(15,356,054)	(14,269,138)
Global Alternative Energy ETF	75,200,521	16,271,571	(8,308,873)	7,962,698
Gold Miners ETF	11,725,627,190	513,058,393	(1,394,619,472)	(881,561,079)
Junior Gold Miners ETF	4,890,182,852	395,191,136	(835,280,253)	(440,089,117)
Natural Resources ETF	84,415,690	4,661,811	(9,023,223)	(4,361,412)
Oil Refiners ETF	58,084,670	704,030	(10,317,114)	(9,613,084)
Oil Services ETF	2,451,761,477	—	(1,358,633,638)	(1,358,633,638)
Rare Earth/Strategic Materials ETF	165,711,713	2,295,829	(55,746,255)	(53,450,426)
Steel ETF	88,032,319	37,703	(18,782,900)	(18,745,197)
Unconventional Oil & Gas ETF	53,187,263	—	(21,896,116)	(21,896,116)
Uranium+Nuclear Energy ETF	26,503,911	2,703,652	(2,206,600)	497,052

At December 31, 2018, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income		Accumulated Capital Losses	Qualified Late Year Losses and Post-October Capital Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Agribusiness ETF	$544,793		$(680,583,701)	$—	$(410,786)	$(27,563,085)	$(708,012,779)
Coal ETF	31,809		(305,569,449)	—	(19,976)	(14,261,043)	(319,818,659)
Global Alternative Energy ETF	—		(97,610,001)	(21,385)	(10,510)	7,963,996	(89,677,900)
Gold Miners ETF	4,507,924		(9,755,402,156)	—	(763,672)	(881,562,276)	(10,633,220,180)
Junior Gold Miners ETF	7,164,958	**	(4,482,888,695)	—	(173,566)	(440,080,864)	(4,915,978,167)
Natural Resources ETF	9,684		(39,804,739)	—	(10,597)	(4,362,409)	(44,168,061)
Oil Refiners ETF	16,643		—	(1,349,738)	(157)	(9,612,491)	(10,945,743)
Oil Services ETF	103,005		(215,264,490)	—	(128,314)	(1,358,633,638)	(1,573,923,437)
Rare Earth/Strategic Materials ETF	1,370,842		(262,281,444)	—	(12,470)	(53,446,714)	(314,369,786)
Steel ETF	83,510		(131,674,347)	—	(15,409)	(18,745,198)	(150,351,444)
Unconventional Oil & Gas ETF	61,559		(41,741,869)	—	(2,989)	(21,896,329)	(63,579,628)
Uranium+Nuclear Energy ETF	490,354		(81,911,751)	—	(9,940)	497,785	(80,933,552)

*	Qualified late year losses and post-October capital losses incurred after October 31, 2018 are deemed to arise on January 1, 2019.
**	Recent tax regulations issued under certain provisions of the Tax Cuts and Job’s Act (the “Act”) require that certain undistributed earnings of foreign corporations be recognized as income by U.S. owners with significant interests in those foreign corporations. Junior Gold Miners ETF owned relevant percentages of certain foreign corporations in its portfolio during the periods affected by the Act’s provisions. These provisions resulted in an increase to distributable ordinary income of $10,699,816.

The tax character of dividends paid to shareholders during the years ended December 31, 2018 and December 31, 2017 were as follows:

	2018 Dividends	2017 Dividends
Fund	Ordinary Income*	Ordinary Income*	Long-Term Capital Gains
Agribusiness ETF	$12,001,800	$12,243,400	$—
Coal ETF	3,625,600	3,597,300	—
Global Alternative Energy ETF	499,871	1,099,340	—
Gold Miners ETF	51,959,513	61,169,240	—
Junior Gold Miners ETF	19,534,693	1,476,062	—
Natural Resources ETF	2,159,650	2,100,000	—
Oil Refiners ETF	1,170,000	130,544	27,306
Oil Services ETF	21,321,948	39,297,465	—
Rare Earth/Strategic Materials ETF	11,500,061	4,502,217	—
Steel ETF	3,600,300	3,688,050	—
Unconventional Oil & Gas ETF	426,800	500,500	—
Uranium+Nuclear Energy ETF	1,000,200	1,349,717	—

*	Includes short-term capital gains (if any).
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NOTES TO FINANCIAL STATEMENTS

(continued)

At December 31, 2018, the Funds had capital loss carryforwards available to offset future capital gains, as follow:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Agribusiness ETF	$(178,974,364)	$(501,609,337)	$(680,583,701)
Coal ETF	(23,645,586)	(281,923,863)	(305,569,449)
Global Alternative Energy ETF	(4,812,502)	(92,797,499)	(97,610,001)
Gold Miners ETF	(1,328,717,435)	(8,426,684,721)	(9,755,402,156)
Junior Gold Miners ETF	(1,611,478,906)	(2,871,409,789)	(4,482,888,695)
Natural Resources ETF	(2,894,228)	(36,910,511)	(39,804,739)
Oil Refiners ETF	—	—	—
Oil Services ETF	(65,420,955)	(149,843,535)	(215,264,490)
Rare Earth/Strategic Materials ETF	(69,312,136)	(192,969,308)	(262,281,444)
Steel ETF	(7,198,907)	(124,475,440)	(131,674,347)
Unconventional Oil & Gas ETF	(6,808,108)	(34,933,761)	(41,741,869)
Uranium+Nuclear Energy ETF	(13,913,162)	(67,998,589)	(81,911,751)

During the year ended December 31, 2018, $85,630,099, $18,822,843, $34,193,213, $1,784,159, $540,880, $21,020,656, and $41,593,262 of Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Natural Resources ETF, Steel ETF, and Uranium+Nuclear Energy ETF’s capital loss carryovers available from prior years expired unutilized.

During the year ended December 31, 2018, as a result of permanent book to tax differences, primarily due to the expiration of capital loss carryforwards, deemed distributions attributable to the redemption of shares and the tax treatment of gains/losses from securities redeemed in-kind, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Aggregate Paid in Capital
Agribusiness ETF	$6,212,776	$(6,212,776)
Coal ETF	9,499,879	(9,499,879)
Global Alternative Energy ETF	33,296,996	(33,296,996)
Gold Miners ETF	(257,222,502)	257,222,502
Junior Gold Miners ETF	(197,215,284)	197,215,284
Natural Resources ETF	(5,534,654)	5,534,654
Oil Refiners ETF	(3,740,712)	3,740,712
Oil Services ETF	(29,625,502)	29,625,502
Rare Earth/Strategic Materials ETF	(8,574,172)	8,574,172
Steel ETF	951,366	(951,366)
Unconventional Oil & Gas ETF	4,873,418	(4,873,418)
Uranium+Nuclear Energy ETF	41,048,086	(41,048,086)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of December 31, 2018, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 50,000 shares, or multiples thereof.

74

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

For the year ended December 31, 2018, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Agribusiness ETF	$235,872,547	$284,588,681
Coal ETF	37,855,779	65,912,754
Global Alternative Energy ETF	2,945,462	2,716,030
Gold Miners ETF	5,960,694,976	2,339,543,369
Junior Gold Miners ETF	1,807,379,544	1,518,222,320
Natural Resources ETF	19,700,198	33,621,829
Oil Refiners ETF	62,885,607	21,050,150
Oil Services ETF	3,577,437,014	3,508,243,532
Rare Earth/Strategic Metals ETF	67,268,854	44,193,782
Steel ETF	69,668,759	139,412,454
Unconventional Oil & Gas ETF	19,197,623	34,544,090
Uranium+Nuclear Energy ETF	—	2,590,682

This table represent the accumulation of each Fund’s daily net in-kind shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Principal Risks—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds (except for Natural Resources ETF) is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Funds.

At December 31, 2018, the Adviser owned 2,500 shares of Gold Miners ETF.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

75

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral at December 31, 2018 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

The following table presents the amount of repurchase agreements held as collateral by type of security on loan as of December 31, 2018:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
Fund	Equity Securities
Agribusiness ETF	$41,197,255
Coal ETF	1,461,143
Global Alternative Energy ETF	4,216,046
Gold Miners ETF	265,557,540
Junior Gold Miners ETF	176,292,250
Natural Resources ETF	2,762,110
Oil Refiners ETF	35,244
Oil Services ETF	48,348,561
Rare Earth/Strategic Metals ETF	19,837,412
Steel ETF	11,479,564
Unconventional Oil & Gas ETF	1,213,660
Uranium+Nuclear Energy ETF	1,355,842

* Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2018, the following Funds borrowed under this Facility:

76

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2018
Agribusiness ETF	307	$1,729,586	3.24%	$—
Coal ETF	223	284,793	3.24	—
Global Alternative Energy ETF	261	194,630	3.34	—
Gold Miners ETF	171	4,173,284	3.11	2,157,036
Junior Gold Miners ETF	24	2,739,012	3.06	—
Natural Resources ETF	354	381,238	3.23	213,026
Oil Refiners ETF	179	190,474	3.39	—
Oil Services ETF	277	2,571,862	3.18	2,130,257
Rare Earth/Strategic Metals ETF	230	1,325,237	3.32	418,101
Steel ETF	224	324,387	3.08	—
Unconventional Oil & Gas ETF	1	109,140	3.33	—
Uranium+Nuclear Energy ETF	10	181,491	3.32	—

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2018, there were offsets to custodian fees and these amounts are reflected in custody expense in the Statements of Operations.

Note 12—Recent Accounting Pronouncements—The Funds early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, of the ASU 2018-13 to financial statements. Public companies will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

77

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF and VanEck Vectors Uranium+Nuclear Energy ETF (collectively referred to as the “Funds”) (twelve of the funds constituting VanEck Vectors ETF Trust (the “Trust”)) including the schedules of investments, as of December 31, 2018, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (twelve of the funds constituting VanEck Vectors ETF Trust) at December 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting	Statement	Statements of
the VanEck Vectors ETF Trust	of operations	changes in net assets	Financial highlights
VanEck Vectors Agribusiness ETF	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the five years in the period ended December 31, 2018

VanEck Vectors Coal ETF

VanEck Vectors Global Alternative Energy ETF

VanEck Vectors Gold Miners ETF

VanEck Vectors Junior Gold Miners ETF

VanEck Vectors Natural Resources ETF
VanEck Vectors Oil Refiners ETF	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018 and the period from August 18, 2015 (commencement of operations) through December 31, 2015
VanEck Vectors Oil Services ETF	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the five years in the period ended December 31, 2018

VanEck Vectors Rare Earth/Strategic Metals ETF

VanEck Vectors Steel ETF

VanEck Vectors Unconventional Oil & Gas ETF

VanEck Vectors Uranium+Nuclear Energy ETF
78

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 25, 2019

79

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

	Agribusiness ETF		Coal ETF		Global Alternative Energy ETF		Gold Miners ETF		Junior Gold Miners ETF		Natural Resources ETF
Record Date	12/21/2018		12/21/2018		12/21/2018		12/21/2018		12/21/2018		12/21/2018
Ex Date	12/20/2018		12/20/2018		12/20/2018		12/20/2018		12/20/2018		12/20/2018
Payable Date	12/27/2018		12/27/2018		12/27/2018		12/27/2018		12/27/2018		12/27/2018
Total Distribution Paid Per Share	$0.964000		$0.824000		$0.337000		$0.105000		$0.136000		$0.919000
Ordinary Income Per Share	$0.964000		$0.824000		$0.337000		$0.105000		$0.136000		$0.919000

Ordinary Income:
Qualified Dividend Income for Individuals	93.12%		78.94	%*	77.61%		99.47	%*	100.00	%*	94.67	%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	48.07%		3.52	%*	47.98%		21.27	%*	1.77	%*	45.84	%*
Foreign Source Income	—		69.27	%*	—		74.31	%*	84.62	%*	56.07	%*
Foreign Taxes Paid Per Share	—		$0.100836	**	—		$0.012396	**	$0.010913	**	$0.069003	**

	Oil Refiners ETF		Oil Services ETF		Rare Earth/ Strategic Metals ETF		Steel ETF		Unconventional Oil & Gas ETF		Uranium+ Nuclear Energy ETF
Record Date	12/21/2018		12/21/2018		12/21/2018		12/21/2018		12/21/2018		12/21/2018
Ex Date	12/20/2018		12/20/2018		12/20/2018		12/20/2018		12/20/2018		12/20/2018
Payable Date	12/27/2018		12/27/2018		12/27/2018		12/27/2018		12/27/2018		12/27/2018
Total Distribution Paid Per Share	$0.517000		$0.299000		$1.685000		$2.182000		$0.088000		$1.936000
Ordinary Income Per Share	$0.517000		$0.299000		$1.685000		$2.182000		$0.088000		$1.936000

Ordinary Income:
Qualified Dividend Income for Individuals	96.53	%*	43.87%		7.51	%*	84.06	%*	100.00%		100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	33.78	%*	31.55%		—		16.38	%*	100.00%		77.78%
Foreign Source Income	66.62	%*	—		7.78	%*	55.65	%*	—		—
Foreign Taxes Paid Per Share	$0.086068	**	—		$0.025418	**	0.011812	**	—		—
Qualified Short-Term Capital Gains ***	$0.133000		—		—		—		—		—

*	Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.

**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

***	This distribution represents Qualified Short-Term Capital Gains (“QSTG”) which may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

Please consult your tax advisor for proper treatment of this information.

80

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	58	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex,[4] January 2016 to present and currently Chairman of the Risk and Compliance Committee.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	69	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, Van Eck Securities Corporation (“VESC”); Director, President and Chief Executive Officer, Van Eck Absolute Return Advisers Corporation (“VEARA”).	58	Director, National Committee on US-China Relations.

[1]	The address for each Trustee is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
81

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 to July 2008).

Henry Glynn, 1983	Assistant Vice President	Since February 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG (since 2017); member of the Capital Markets team at Vanguard Group (September 2013 to October 2016).

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Nicholas Jackson, 1974	Assistant Vice President	Since February 2018	Vice President, Business Development of VanEck Australia Pty Ltd. (since August 2013); Business Development Manager NSW, Leveraged Equities Limited (October 2006 to July 2013).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Matthew McKinnon, 1970	Assistant Vice President	Since February 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. (since February 2018) and Director, Intermediaries and Institutions (July 2013 to February 2018) of VanEck Australia Pty Ltd.; General Manager, Retail Sales, Equities at Perpetual Limited (December 2006 to May 2012).

Arian Neiron, 1979	Vice President	Since February 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd. (since September 2012).

James Parker, 1969	Assistant Treasurer	Since June 2014	Assistant Vice President (since May 2017) and Manager - Portfolio Administration (June 2010 - May 2017) of the Adviser.

Adam Phillips, 1970	Vice President	Since February 2018	VanEck Vectors ETFs’ Chief Operating Officer of the Adviser (since 2012).

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG (since 2010).

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
82

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	HAAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  The Registrant's code of ethics is reasonably described in this Form N-CSR.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short, Peter Sidebottom and Richard Stamberger, members of the
     Audit and Governance Committees, are "audit committee financial experts"
     and "independent" as such terms are defined in the instructions to Form
     N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2018 and
     December 31, 2017, were $683,610 and $684,610, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2018 and December 31, 2017, were $835,807 and $543,814, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
         INVESTMENT COMPANIES.

(a)  Not applicable.

(b)  Not applicable.

Item 13. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 8, 2019
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 8, 2019
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 8, 2019
     ----------------